United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  12/31/08

Date of Reporting Period:  Fiscal year ended 12/31/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$17.13		$21.55		$21.38		$20.67		$19.10
Income From Investment Operations:
Net investment income	0.21		0.22	[2]	0.30		0.33		0.31
Net realized and unrealized gain (loss) on investments	(4.83)		(2.10)		2.89		0.69		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.62)		(1.88)		3.19		1.02		1.84
Less Distributions:
Distributions from net investment income	(0.27)		(0.30)		(0.33)		(0.31)		(0.27)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.37)		(2.54)		(3.02)		(0.31)		(0.27)
Net Asset Value, End of Period	$ 8.14		$17.13		$21.55		$21.38		$20.67
Total Return [3]	(33.79)%		(9.66)%		16.81%		5.02%		9.78%

Ratios to Average Net Assets:
Net expenses	1.00	% [4]	0.92	% [4]	0.92	% [4]	0.90	% [4]	0.90	% [4]
Net investment income	1.58%		1.12%		1.27%		1.32%		1.44%
Expense waiver/reimbursement [5]	0.09%		0.02%		0.00	% [6]	0.00	% [6]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$73,363		$152,568		$229,478		$260,290		$320,987
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.00%, 0.92%, 0.91%, 0.88% and 0.89%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$17.03		$21.43		$21.28		$20.58		$19.05
Income From Investment Operations:
Net investment income	0.18		0.17	[2]	0.23		0.24		0.25
Net realized and unrealized gain (loss) on investments	(4.81)		(2.08)		2.88		0.73		1.53
TOTAL FROM INVESTMENT OPERATIONS	(4.63)		(1.91)		3.11		0.97		1.78
Less Distributions:
Distributions from net investment income	(0.21)		(0.25)		(0.27)		(0.27)		(0.25)
Distributions from net realized gain on investments	(4.10)		(2.24)		(2.69)		--		--
TOTAL FROM DISTRIBUTIONS	(4.31)		(2.49)		(2.96)		(0.27)		(0.25)
Net Asset Value, End of Period	$8.09		$17.03		$21.43		$21.28		$20.58
Total Return [3]	(33.96)%		(9.86)%		16.48%		4.78%		9.50%

Ratios to Average Net Assets:
Net expenses	1.25	% [4]	1.17	% [4]	1.17	% [4]	1.15	% [4]	1.15	% [4]
Net investment income	1.31%		0.87%		1.03%		1.09%		1.22%
Expense waiver/reimbursement [5]	0.09%		0.02%		0.00	% [6]	0.00	% [6]	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,980		$6,409		$8,198		$7,398		$6,823
Portfolio turnover	121%		52%		53%		51%		43%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.25%, 1.17%, 1.16%, 1.13% and 1.15%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 753.00	$4.41
Service Shares	$1,000	$ 751.90	$5.50
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.11	$5.08
Service Shares	$1,000	$1,018.85	$6.34

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.00%
Service Shares	1.25%

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended December 31, 2008 was (33.79)% for the Primary Shares and (33.96)% for the Service Shares. The total return of the Standard &Poor's 500/Citigroup Value Index 1 ("Value Index") was (39.22)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Value Index.

The following discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

Characterized by both high volatility and negative performance across the broad market, 2008 proved to be a challenging investment environment. As investors fled to safety, those areas that gave up the least ground in the Value Index were Consumer Staples (-18.38%), Health Care (-25.34%) and Utilities (-25.46%). Investors shunned the consumer and commodity linked sectors such as the Financials (-53.57%), Materials (-46.05%) and Industrials (-42.40%) sectors.

The year was filled with challenges throughout the financial markets. Chief among these was a steep decline in the credit quality and performance of real estate investments as housing prices sharply declined after years of rising steadily. This, in turn, led to a broader downturn in the credit markets. The financial problems of the banking industry came to a head in September 2008 with the collapses of Fannie Mae, Freddie Mac, AIG and Lehman Brothers. In response to the credit markets slowing dramatically and generalized concerns about a recession that would result, the Federal Reserve acted aggressively to provide liquidity to the markets. The federal government followed suit with an investment plan, the Troubled Asset Relief Program, to help re-capitalize the financial services industry. The actions taken domestically have been mirrored in most large markets across the globe.

Other factors added further to market volatility. A speculative bubble in the price of oil and other commodities has contributed to demand destruction and lower levels of economic activity. The currency markets have been equally unstable. The U.S. dollar made a strong comeback versus the Euro and Sterling, but much of that strength was due to a flight to quality and a weaker economic outlook in Europe rather than strength on our shores.

FUND PERFORMANCE

For the fiscal year, key drivers of the fund's outperformance to the Value Index included an underweight position in the troubled Financials sector and overweight positions in Energy and Information Technology, groups that outperformed in the benchmark early in the year.

Notably, an underweight position, coupled with superior stock selection in Financials, contributed importantly to outperformance. Names such as Aon Corp, an insurance service provider based in Chicago, and Wells Fargo & Co, a diversified financial provider with exposure across the United States, posted returns of 10.59% and 1.75%, outpacing the benchmark sector return.

Positive stock selection in Health Care, Information Technology and Energy sectors further bolstered relative performance. Within Health Care, an overweight position early in the year in Boston Scientific Corp., which gained 6.88%, proved beneficial as the stock posted profits on higher than expected sales. Within Information Technology, the fund acquired and sold Visa, an initial public offering that earned 93.75% for the fund. Energy names, Exxon Mobil Corp. and Chevron Corp., further added to positive stock selection as both stocks outperformed the benchmark sector return.

An underweight position in Utilities and weak stock selection in the Materials sector proved to be the biggest detractors from relative performance. Within Materials, Freeport-McMoRan Corp. and Alcoa Inc. dropped 63.91% and 63.35%, respectively, as copper and aluminum prices plummeted and investor sentiment shifted to safer areas.

1 Standard & Poor's 500/Citigroup Value Index is exhaustive, containing the full market cap of the S&P 500. The S&P/Citigroup multifactor methodology is used to score constituents, which are weighted according to market cap and classified as value. The indices have a relatively low turnover. Investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.79)%
5 Years	(4.23)%
10 Years	(1.51)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500/Citigroup Value Index (S&P 500/CV), 2 and the Lipper Variable Underlying Funds Large-Cap Value Average (LFLCVA). 3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(33.96)%
5 Years	(4.47)%
Start of Performance (4/30/2002)	(2.53)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500/CV and the LFLCVA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500/CV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LFLCVA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	20.1%
Consumer Staples	14.7%
Health Care	13.5%
Telecommunication Services	11.3%
Energy	9.4%
Industrials	8.6%
Information Technology	7.2%
Consumer Discretionary	5.8%
Utilities	4.9%
Materials	1.2%
Securities Lending Collateral [2]	2.6%
Cash Equivalents [3]	3.1%
Other Assets and Liabilities--Net [4]	(2.4)%
TOTAL	100.0%

1 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--96.7%
		Consumer Discretionary--5.8%
35,100		Macy's, Inc.	$363,285
54,280		Mattel, Inc.	868,480
36,900		Omnicom Group, Inc.	993,348
86,400		Regal Entertainment Group	882,144
56,900		Walt Disney Co.	1,291,061
		TOTAL	4,398,318
		Consumer Staples--14.7%
53,400		Altria Group, Inc.	804,204
20,400		Coca-Cola Femsa SA, ADR	887,604
40,735		H.J. Heinz Co.	1,531,636
28,940		Kimberly-Clark Corp.	1,526,295
55,180		Kraft Foods, Inc., Class A	1,481,583
39,300		Kroger Co.	1,037,913
15,900		Philip Morris International, Inc.	691,809
25,900		Reynolds American, Inc.	1,044,029
39,100		Wal-Mart Stores, Inc.	2,191,946
		TOTAL	11,197,019
		Energy--9.4%
35,700		Chevron Corp.	2,640,729
39,100		Exxon Mobil Corp.	3,121,353
16,600		Hess Corp.	890,424
8,235		Occidental Petroleum Corp.	494,018
		TOTAL	7,146,524
		Financials--20.1%
31,300		AON Corp.	1,429,784
21,565		Ace Ltd.	1,141,220
41,300		Aflac, Inc.	1,893,192
72,445	[2]	BB&T Corp.	1,989,340
54,100		Bank of America Corp.	761,728
81,710		JPMorgan Chase & Co.	2,576,316
62,100		Loews Corp.	1,754,325
57,660		U.S. Bancorp	1,442,077
80,100		Wells Fargo & Co.	2,361,348
		TOTAL	15,349,330
Shares			Value
		COMMON STOCKS--continued
		Health Care--13.5%
32,200		Abbott Laboratories	$1,718,514
77,500		Bristol-Myers Squibb Co.	1,801,875
49,300		Covidien Ltd.	1,786,632
43,200		Johnson & Johnson	2,584,656
92,775		Pfizer, Inc.	1,643,045
21,200		Wyeth	795,212
		TOTAL	10,329,934
		Industrials--8.6%
20,800		3M Co.	1,196,832
87,915		General Electric Co.	1,424,223
28,300		Illinois Tool Works, Inc.	991,915
24,600		Lockheed Martin Corp.	2,068,368
19,700		Northrop Grumman Corp.	887,288
		TOTAL	6,568,626
		Information Technology--7.2%
10,935	[1]	Fiserv, Inc.	397,706
64,400		Hewlett-Packard Co.	2,337,076
18,700		IBM Corp.	1,573,792
35,100		Intel Corp.	514,566
40,650	[1]	Oracle Corp.	720,724
		TOTAL	5,543,864
		Materials--1.2%
21,300		PPG Industries, Inc.	903,759
		Telecommunication Services--11.3%
118,870		AT&T, Inc.	3,387,795
28,505		CenturyTel, Inc.	779,042
50,180		Embarq Corp.	1,804,473
77,836		Verizon Communications, Inc.	2,638,640
		TOTAL	8,609,950
		Utilities--4.9%
126,100		Duke Energy Corp.	1,892,761
50,165		Southern Co.	1,856,105
		TOTAL	3,748,866
		TOTAL COMMON STOCKS (IDENTIFIED COST $89,288,970)	73,796,190
Principal Amount			Value
		REPURCHASE AGREEMENTS--5.7%
$2,381,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008, under which Goldman Sachs and Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704.	$2,381,000
2,013,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008, under which Goldman Sachs and Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704 (purchased with proceeds from securities lending collateral).	2,013,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	4,394,000
		TOTAL INVESTMENTS--102.4% (IDENTIFIED COST $93,682,970) [3]	78,190,190
		OTHER ASSETS AND LIABILITIES - NET--(2.4)% [4]	(1,846,888)
		TOTAL NET ASSETS--100%	$76,343,302

1 Non-income-producing security.

2 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $93,714,778.

4 Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$73,796,190
Level 2--Other Significant Observable Inputs	4,394,000
Level 3--Significant Unobservable Inputs	--
TOTAL	$78,190,190

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value including $1,977,120 of securities loaned (identified cost $93,682,970)		$78,190,190
Cash		96
Income receivable		230,777
Receivable for shares sold		19,398
TOTAL ASSETS		78,440,461
Liabilities:
Payable for shares redeemed	$30,416
Payable for collateral due to broker for securities lending	2,013,000
Payable for Directors'/Trustees' fees	613
Payable for distribution services fee (Note 5)	614
Accrued expenses	52,516
TOTAL LIABILITIES		2,097,159
Net assets for 9,381,227 shares outstanding		$76,343,302
Net Assets Consist of:
Paid-in capital		$130,386,498
Net unrealized depreciation of investments		(15,492,780)
Accumulated net realized loss on investments		(40,360,420)
Undistributed net investment income		1,810,004
TOTAL NET ASSETS		$76,343,302
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$73,363,398 ÷ 9,012,872 shares outstanding, no par value, unlimited shares authorized		$8.14
Service Shares:
$2,979,904 ÷ 368,355 shares outstanding, no par value, unlimited shares authorized		$8.09

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $2,387)			$2,917,856
Interest (including income on securities loaned of $8,998)			54,294
TOTAL INCOME			2,972,150
Expenses:
Investment adviser fee (Note 5)		$865,336
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		13,330
Transfer and dividend disbursing agent fees and expenses		27,649
Directors'/Trustees' fees		2,448
Auditing fees		25,499
Legal fees		14,492
Portfolio accounting fees		57,092
Distribution services fee--Service Shares (Note 5)		11,926
Printing and postage		46,357
Insurance premiums		3,294
Miscellaneous		6,000
TOTAL EXPENSES		1,263,423
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(60,132)
Waiver of administrative personnel and services fee (Note 5)	(33,887)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(8,496)
TOTAL WAIVERS AND EXPENSE REDUCTION		(102,515)
Net expenses			1,160,908
Net investment income			1,811,242
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(40,083,167)
Net change in unrealized depreciation of investments			(7,324,661)
Net realized and unrealized loss on investments			(47,407,828)
Change in net assets resulting from operations			$(45,596,586)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,811,242	$2,255,110
Net realized gain (loss) on investments	(40,083,167)	35,177,766
Net change in unrealized appreciation/depreciation of investments	(7,324,661)	(55,104,912)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(45,596,586)	(17,672,036)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(2,191,636)	(3,021,640)
Service Shares	(74,382)	(94,331)
Distributions from net realized gain on investments
Primary Shares	(33,894,546)	(22,513,528)
Service Shares	(1,445,294)	(842,958)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(37,605,858)	(26,472,457)
Share Transactions:
Proceeds from sale of shares	1,813,988	6,901,960
Net asset value of shares issued to shareholders in payment of distributions declared	37,605,858	26,472,457
Cost of shares redeemed	(38,850,734)	(67,929,053)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	569,112	(34,554,636)
Change in net assets	(82,633,332)	(78,699,129)
Net Assets:
Beginning of period	158,976,634	237,675,763
End of period (including undistributed net investment income of $1,810,004 and $2,264,780, respectively)	$76,343,302	$158,976,634

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The primary investment objective of the Fund is to seek long-term growth of capital. The Fund's secondary objective is to provide income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and losses, Expenses and Distribution

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,977,120	$2,013,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2008		2007
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	139,568	$1,533,370	316,859	$6,491,363
Shares issued to shareholders in payment of distributions declared	3,251,008	36,086,182	1,370,648	25,535,168
Shares redeemed	(3,281,862)	(37,050,208)	(3,433,256)	(66,451,923)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	108,714	$569,344	(1,745,749)	$(34,425,392)

Year Ended December 31	2008		2007
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	25,926	$280,618	21,413	$410,597
Shares issued to shareholders in payment of distributions declared	137,527	1,519,676	50,500	937,289
Shares redeemed	(171,343)	(1,800,526)	(78,160)	(1,477,130)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(7,890)	$(232)	(6,247)	$(129,244)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	100,824	$569,112	(1,751,996)	$(34,554,636)

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$ 7,744,402	$ 5,663,707
Long-term capital gains	$29,861,456	$20,808,750

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,810,006
Net unrealized depreciation	$(15,524,588)
Capital loss carryforwards	$(40,328,614)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and rounding.

At December 31, 2008, the cost of investments for federal tax purposes was $93,714,778. The net unrealized depreciation of investments for federal tax purposes was $15,524,588. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,072,855 and net unrealized depreciation from investments for those securities having an excess of cost over value of $17,597,443.

At December 31, 2008, the Fund had a capital loss carryforward of $40,328,614 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $60,132 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.135% of average daily net assets of the Fund. FAS waived $33,887 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $8,496 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$138,707,313
Sales	$168,635,322

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2008, the amount of long-term capital gains designated by the Fund was $29,861,456.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2008, 45.34% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated American Leaders Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated American Leaders Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED AMERICAN LEADERS FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated American Leaders Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$7.39		$6.78		$5.88		$5.83		$5.46
Income From Investment Operations:
Net investment income	0.07	[2]	0.06	[2]	0.06		0.05		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.20)		0.61		0.89		0.06		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.13)		0.67		0.95		0.11		0.40
Less Distributions:
Distributions from net investment income	(0.02)		(0.06)		(0.05)		(0.06)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.16)		(0.06)		(0.05)		(0.06)		(0.03)
Net Asset Value, End of Period	$5.10		$7.39		$6.78		$5.88		$5.83
Total Return [3]	(29.37)%		9.88%		16.21%		1.91%		7.39%

Ratios to Average Net Assets:
Net expenses	1.18	% [4]	1.18	% [4]	1.15	% [4]	1.15	% [4]	1.03	% [4]
Net investment income	1.03%		0.85%		0.79%		0.78%		1.13%
Expense waiver/reimbursement [5]	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$79,706		$81,727		$16,014		$17,158		$18,397
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.17%, 1.18%, 1.14%, 1.15% and 1.02%, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$7.37		$6.76		$5.87		$5.82		$5.46
Income From Investment Operations:
Net investment income	0.04	[2]	0.04	[2]	0.03		0.03		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.19)		0.61		0.89		0.07		0.34
TOTAL FROM INVESTMENT OPERATIONS	(2.15)		0.65		0.92		0.10		0.39
Less Distributions:
Distributions from net investment income	(0.00	) [3]	(0.04)		(0.03)		(0.05)		(0.03)
Distributions from net realized gain on investments and foreign currency transactions	(0.14)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.14)		(0.04)		(0.03)		(0.05)		(0.03)
Net Asset Value, End of Period	$5.08		$7.37		$6.76		$5.87		$5.82
Total Return [4]	(29.67)%		9.64%		15.78%		1.70%		7.11%

Ratios to Average Net Assets:
Net expenses	1.43	% [5]	1.43	% [5]	1.40	% [5]	1.40	% [5]	1.28	% [5]
Net investment income	0.67%		0.60%		0.54%		0.53%		0.91%
Expense waiver/reimbursement [6]	0.14%		0.78%		1.09%		1.03%		1.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,826		$9,368		$9,431		$9,005		$8,873
Portfolio turnover	307%		198%		125%		66%		30%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 are 1.42%, 1.42%, 1.39%, 1.40% and 1.27%, respectively, after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 752.20	$5.20
Service Shares	$1,000	$ 750.40	$6.29
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,019.20	$5.99
Service Shares	$1,000	$1,017.95	$7.25

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	1.18%
Service Shares	1.43%

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended December 31, 2008 was (29.37)% and (29.67)% for Primary Shares and Service Shares, respectively, based upon net asset value. The total return of the fund's benchmark, the Standard & Poor's 500 Index (S&P 500), 1 was (37.0)% during the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the S&P 500.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

MARKET OVERVIEW

Each sector within the S&P 500 experienced losses during the reporting period; the Financials sector had the worst performance (-55.3)%, followed by Materials (-45.7)% and Information Technology (-43.2)%. The three best performing sectors were Consumer Staples (-15.6)%, Health Care (-22.8)% and Utilities (-29.0)%.

Fund Performance

The fund outperformed the S&P 500 by 760 basis points and ranked in the 6 th percentile out of 509 funds of the U.S. Insurance Fund Large Blend Morningstar Category 2 and the 4 th percentile out of 229 funds of the Lipper Variable Underlying Funds Large Cap Core Average 3 for the one-year time period ended December 31, 2008.

Nearly 70% of the relative outperformance was driven by stock selection, with the remaining coming from sector allocation. The fund's relative performance benefited from excellent stock selection within the Financials sector where high quality stocks, such as BB&T Corp. and Wells Fargo, were generally favored over lower quality issuers. Stock selection in the Consumer Discretionary sector also contributed positively to performance; Darden Restaurants, Inc. and McDonalds Corp. benefited from their high value offerings during this difficult environment for the consumer. Nabors Industries Ltd., a drilling company, Rio Tinto, a mineral mining company, First Solar, a manufacturer of solar power modules, and Apache Corp., a supplier of oil and gas, benefited from strong price increases in energy and materials during the reporting period. Two Healthcare names, Genentech, Inc. and Waters Corp., also aided fund performance.

The top five positive contributors to performance were Wal-Mart Stores, Inc., Nabors Industries Ltd., First Solar, Barrick Gold and Darden Restaurants, Inc. The largest negative contributors were Microsoft, Schlumberger, Goldman Sachs Group, Inc., Intel and General Electric.

The fund remained overweighted Consumer Staples and underweighted the Financials sector throughout the reporting period, just as it was positioned last year. Both sector bets proved to be helpful. In addition, the fund favored the Energy sector in the first half of the year, then lightened its exposure in late spring due to concerns regarding demand destruction taking place as a result of higher prices. Under pressure on a cyclical basis, Energy remains interesting on a secular basis, although it was underweighted at the end of the reporting period. The fund was tilted more toward growth stocks during the year, in line with the goal of looking for stable earnings growth with favorable valuation. Additionally, the fund's exposure to foreign stocks at the end of the fiscal year, through ADRs and listed foreign securities, was approximately 9.6%. Foreign exposure is not reflected in the S&P 500. Of the foreign holdings in the fund, Barrick Gold contributed positively to performance (+17.6%).

The portfolio is constructed on a bottom-up basis and is confirmed by top-down factors when these factors are viewed as helpful. Fundamentals are analyzed with emphasis on forward growth rate and then weighed against valuation parameters.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

2 The fund ranked in the 3rd percentile out of 461 funds for the three-year period and in the 12th percentile out of 394 funds for the five-year period ended December 31, 2008. Rankings for other share classes will vary. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

3 For the five-year period ended December 31, 2008, the fund ranked 18th of 185 funds. Rankings for other share classes will vary. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") from June 19, 2000 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.37)%
5 Years	(0.26)%
Start of Performance (6/19/2000)	(6.93)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL APPRECIATION FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Standard & Poor's 500 Index (S&P 500) 2 and the Lipper Variable Underlying Funds Large Core Average (LLCCA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(29.67)%
5 Years	(0.56)%
Start of Performance (4/30/2002)	0.10%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCA have been adjusted to reflect reinvestment of dividends on securities in the index or average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LLCCA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses and other fees the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	20.9%
Consumer Staples	18.5%
Information Technology	13.6%
Energy	13.3%
Financials	10.8%
Consumer Discretionary	9.7%
Industrials	6.8%
Materials	5.4%
Utilities	4.4%
Other Security Types [2]	2.0%
Cash Equivalents [3]	3.5%
Other Assets and Liabilities--Net [4]	(8.9)%
TOTAL	100.0%

1 Except for Other Security Types, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Security Types consist of corporate bonds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--102.7%
		Consumer Discretionary--9.7%
87,900		Darden Restaurants, Inc.	$2,477,022
25,300	[1]	Kohl's Corp.	915,860
79,600		Lowe's Cos., Inc.	1,712,992
99,800		Mattel, Inc.	1,596,800
24,400		McDonald's Corp.	1,517,436
		TOTAL	8,220,110
		Consumer Staples--18.5%
37,100		Kimberly-Clark Corp.	1,956,654
110,300		Kroger Co.	2,913,023
24,800		Molson Coors Brewing Co., Class B	1,213,216
44,711		Nestle SA	1,762,176
33,900		Procter & Gamble Co.	2,095,698
85,800		Safeway Inc.	2,039,466
65,200		Wal-Mart Stores, Inc.	3,655,112
		TOTAL	15,635,345
		Energy--13.3%
19,000		Apache Corp.	1,416,070
34,500		Chevron Corp.	2,551,965
31,100		ConocoPhillips	1,610,980
29,800		Exxon Mobil Corp.	2,378,934
53,700		Petroleo Brasileiro SA, ADR	1,315,113
90,100	[1]	Weatherford International Ltd.	974,882
27,250		XTO Energy, Inc.	961,108
		TOTAL	11,209,052
		Financials--10.8%
16,100		Franklin Resources, Inc.	1,026,858
9,400		Goldman Sachs Group, Inc.	793,266
43,100		Hartford Financial Services Group, Inc.	707,702
46,500		JPMorgan Chase & Co.	1,466,145
20,500		MetLife, Inc.	714,630
44,100		Morgan Stanley	707,364
31,899		PNC Financial Services Group	1,563,051
34,200		U.S. Bancorp	855,342
42,800		Wells Fargo & Co.	1,261,744
		TOTAL	9,096,102
Shares			Value
		COMMON STOCKS--continued
		Health Care--20.9%
20,300		Abbott Laboratories	$1,083,411
21,500	[1]	Amgen, Inc.	1,241,625
40,600		Baxter International, Inc.	2,175,754
23,100		Becton, Dickinson & Co.	1,579,809
49,700		Bristol-Myers Squibb Co.	1,155,525
24,700	[1]	Cephalon, Inc.	1,902,888
28,000	[1]	Genentech, Inc.	2,321,480
36,400	[1]	Gilead Sciences, Inc.	1,861,496
24,500		Johnson & Johnson	1,465,835
30,900		Shire Ltd., ADR	1,383,702
40,800		Wyeth	1,530,408
		TOTAL	17,701,933
		Industrials--6.8%
122,247		General Electric Co.	1,980,401
29,000		Lockheed Martin Corp.	2,438,320
28,500		Norfolk Southern Corp.	1,340,925
		TOTAL	5,759,646
		Information Technology--13.6%
55,100	[1]	Adobe Systems, Inc.	1,173,079
6,900	[1]	Apple, Inc.	588,915
74,300	[1]	Cisco Systems, Inc.	1,211,090
178,500	[1]	EMC Corp.	1,868,895
21,600		Hewlett-Packard Co.	783,864
18,500		IBM Corp.	1,556,960
93,100		Microsoft Corp.	1,809,864
17,500		Nokia Oyj, Class A, ADR	273,000
47,800	[1]	Oracle Corp.	847,494
39,500		Qualcomm, Inc.	1,415,285
		TOTAL	11,528,446
		Materials--4.7%
85,700		Barrick Gold Corp.	3,151,189
11,000		Monsanto Co.	773,850
		TOTAL	3,925,039
		Utilities--4.4%
17,100		FirstEnergy Corp.	830,718
25,500		Progress Energy, Inc.	1,016,175
51,000		Southern Co.	1,887,000
		TOTAL	3,733,893
		TOTAL COMMON STOCKS (IDENTIFIED COST $85,502,472)	86,809,566
Shares or Principal Amount			Value
		PREFERRED STOCK--0.7%
		Materials--0.7%
12,600		Freeport-McMoRan Copper & Gold, Inc., Conv. Pfd., $6.75 Annual Dividend (IDENTIFIED COST $509,733)	$597,870
		CORPORATE BONDS--2.0%
		Financials--2.0%
$1,100,000		Bank of America Corp., Jr. Sub. Note, Series K, 8.00%, 12/29/2049	792,000
1,300,000		Citigroup, Inc., Jr. Sub. Note, Series E, 8.40%, 4/29/2049	884,000
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,744,512)	1,676,000
		REPURCHASE AGREEMENT--3.5%
2,978,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs and Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	2,978,000
		TOTAL INVESTMENTS--108.9% (IDENTIFIED COST $90,734,717) [2]	92,061,436
		OTHER ASSETS AND LIABILITIES - NET--(8.9)% [3]	(7,529,624)
		TOTAL NET ASSETS--100%	$84,531,812

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $94,428,382.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--Quoted prices in active markets for identical securities

Level 2--Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$85,645,260
Level 2--Other Significant Observable Inputs	6,416,176
Level 3--Significant Unobservable Inputs	--
TOTAL	$92,061,436

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value (identified cost $90,734,717)		$92,061,436
Cash		583
Cash denominated in foreign currencies (identified cost $16)		15
Income receivable		243,279
Receivable for investments sold		772,440
Receivable for shares sold		5,383
TOTAL ASSETS		93,083,136
Liabilities:
Payable for investments purchased	$612,604
Payable for shares redeemed	7,888,473
Payable for distribution services fees (Note 5)	991
Accrued expenses	49,256
TOTAL LIABILITIES		8,551,324
Net assets for 16,592,272 shares outstanding		$84,531,812
Net Assets Consist of:
Paid-in capital		$104,793,006
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,326,471
Accumulated net realized loss on investments and foreign currency transactions		(22,448,618)
Undistributed net investment income		860,953
TOTAL NET ASSETS		$84,531,812
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$79,706,048 ÷ 15,642,922 shares outstanding, no par value, unlimited shares authorized		$5.10
Service Shares:
$4,825,764 ÷ 949,350 shares outstanding, no par value, unlimited shares authorized		$5.08

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $13,086)			$1,588,157
Interest			140,907
TOTAL INCOME			1,729,064
Expenses:
Investment adviser fee (Note 5)		$668,906
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		19,002
Transfer and dividend disbursing agent fees and expenses		26,050
Directors'/Trustees' fees		1,164
Auditing fees		25,500
Legal fees		15,774
Portfolio accounting fees		63,878
Distribution services fee--Service Shares (Note 5)		18,476
Printing and postage		18,273
Insurance premiums		3,355
Miscellaneous		2,344
TOTAL EXPENSES		1,052,722
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(67,577)
Waiver of administrative personnel and services fee (Note 5)	(34,214)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(8,752)
TOTAL WAIVERS AND EXPENSE REDUCTION		(110,543)
Net expenses			942,179
Net investment income			786,885
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(21,990,482)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(1,562,471)
Net realized and unrealized loss on investments and foreign currency transactions			(23,552,953)
Change in net assets resulting from operations			$(22,766,068)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$786,885	$245,973
Net realized gain (loss) on investments and foreign currency transactions	(21,990,482)	2,493,272
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(1,562,471)	(1,005,656)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(22,766,068)	1,733,589
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(223,246)	(126,849)
Service Shares	(22,832)	(52,798)
Distributions from net realized gain on investments and foreign currency transactions
Primary Shares	(1,504,782)	--
Service Shares	(153,898)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,904,758)	(179,647)
Share Transactions:
Proceeds from sale of shares	60,435,127	72,669,199
Net asset value of shares issued to shareholders in payment of distributions declared	400,764	162,606
Cost of shares redeemed	(42,728,256)	(8,735,019)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,107,635	64,096,786
Change in net assets	(6,563,191)	65,650,728
Net Assets:
Beginning of period	91,095,003	25,444,275
End of period (including undistributed net investment income of $860,953 and $245,707, respectively)	$84,531,812	$91,095,003

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2008		2007
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	11,026,616	$59,920,394	9,657,686	$72,042,828
Shares issued to shareholders in payment of distributions declared	34,006	232,257	16,054	109,808
Shares redeemed	(6,477,249)	(40,077,025)	(977,765)	(7,147,248)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	4,583,373	$20,075,626	8,695,975	$65,005,388

Year Ended December 31	2008		2007
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	79,996	$514,733	87,050	$626,371
Shares issued to shareholders in payment of distributions declared	24,708	168,507	7,730	52,798
Shares redeemed	(426,545)	(2,651,231)	(219,464)	(1,587,771)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(321,841)	$(1,967,991)	(124,684)	$(908,602)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,261,532	$18,107,635	8,571,291	$64,096,786

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$74,439	$(74,439)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$ 246,078	$179,647
Long-term capital gains	$1,658,680	$ --

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$860,953
Net unrealized depreciation	$(2,367,194)
Capital loss carryforwards	$(18,754,953)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2008, the cost of investments for federal tax purposes was $94,428,382. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $2,366,946. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,246,637 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,613,583.

At December 31, 2008, the Fund had a capital loss carryforward of $18,754,953 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. Subject to the terms described in the Expense Limitation note, the Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $67,577 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.198% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above. FAS waived $34,214 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2008, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 1.18% and 1.43%, respectively, for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $8,752 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$295,746,802
Sales	$228,082,805

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2008, the amount of long-term capital gains designated by the Fund was $1,658,680.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2008, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Appreciation Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Appreciation Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED CAPITAL APPRECIATION FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was substantially waived. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Capital Appreciation Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Capital Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$9.62		$9.74		$8.94		$8.87		$8.44
Income From Investment Operations:
Net investment income	0.45	[2]	0.42	[2]	0.44	[2]	0.42	[2]	0.36 [2]
Net realized and unrealized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(2.32)		(0.05)		0.91		0.11		0.44
TOTAL FROM INVESTMENT OPERATIONS	(1.87)		0.37		1.35		0.53		0.80
Less Distributions:
Distributions from net investment income	(0.50)		(0.49)		(0.55)		(0.46)		(0.37)
Net Asset Value, End of Period	$7.25		$9.62		$9.74		$8.94		$8.87
Total Return [3]	(20.38)%		3.93%		15.76%		6.28%		9.92%

Ratios to Average Net Assets:
Net expenses	1.13	% [4]	1.13	% [4]	1.10	% [4]	1.01	% [4]	1.00%
Net investment income	5.23%		4.38%		4.85%		4.87%		4.37%
Expense waiver/reimbursement [5]	0.38%		0.19%		0.20%		0.17%		0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,549		$49,498		$61,673		$62,526		$78,201
Portfolio turnover [6]	94%		68%		63%		38%		59%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.13%, 1.13%, 1.10% and 1.00% for the years ended December 31, 2008, 2007, 2006 and 2005, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 This calculation excludes purchases and sales from dollar-roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 838.20	$5.22
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.46	$5.74

1 Expenses are equal to the Fund's annualized net expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was (20.38)%. For the same period, the Russell 1000 Value Index (RU1000V) posted a total return of (36.85)%, the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) returned (25.88)%, the Barclays Capital Mortgage-Backed Securities Index (BCMB) returned 8.34%, and the Barclays Capital Emerging Market Bond Index (BCEMB) returned (14.75)%. Weighting these benchmarks (40% RU1000V, 20% BCHY2%ICI, 20% BCMB and 20% BCEMB), the blended benchmark returned (22.32)%. For the reporting period, the total return of the fund outperformed the blended benchmark. 1

The fund's investment strategy focused on income-earning investments, specifically dividend-paying stocks and high yield fixed-income securities to achieve the fund's primary income objective and secondary capital appreciation objective. 2

MARKET OVERVIEW

Global equity markets trended down with a sharp drop during the second half of the year. The financial market crisis intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring credit market functioning.

The S&P 500 Index 3 returned (37.00)% and the Nasdaq Composite Index 4 returned (39.98)% for the reporting period. The three best-performing sectors in the RU1000V were Consumer Staples, Health Care and Utilities. The three lagging sectors in the RU1000V were Financials, Materials and Information Technology.

1 The total return for the 12-month reporting period for the fund's component benchmark indexes, the Russell 1000 Value Index ("RU1000V"), the Barclays Capital High Yield 2% Issuer Constrained Index ("BCHY2%ICI"), Barclays Capital Mortgage-Backed Securities Index ("BCMB"), and Barclays Capital Emerging Market Bond Index ("BCEMB") were (36.85)%, (25.88)%, 8.34%, and (14.75)%, respectively. The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers all fixed-income securities having a maximum quality rating of Ba1, a minimum outstanding of $150 million, and at least one year to maturity. The BCMB is an unmanaged index comprised of all fixed-income securities mortgage pools owned by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the indexes.

2 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

4 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

The fund's fiscal year can be characterized as a period of global economic recession, accompanied by an extreme flight to quality in all financial markets. Domestically, U.S. monetary authorities ranging from the Fed, the U.S. Treasury and the FDIC implemented unprecedented action geared toward unfreezing the financial markets. Credit became largely unavailable to medium and lower quality borrowers, both consumers and businesses. The Fed lowered its target for fed funds from 4.25% to a range between 0% and 0.25% over the reporting period, in an attempt to assist borrowing and instill confidence in the economy. In such a nervous environment, the highest quality U.S. Treasury securities were the stand-out positive performers of all bond sectors. Given the flight to quality and investor redemptions from lower-rated sectors such as emerging market and high yield debt, these two sectors generated significant negative returns.

PORTFOLIO ALLOCATION

During the 12-month reporting period, the fund's portfolio was allocated between stocks and fixed-income securities according to various factors. The factors reflect the fund's primary investment objective of income and its secondary objective of capital appreciation. The factors used included: 1) the fund's ability to pay and maintain an attractive level of dividends; and 2) the expected relative total return of fixed-income securities and stocks. The allocation on December 31, 2008 was 60.1% fixed-income securities, 33.2% stocks and 4.1% cash equivalents, based on net assets. The fund's allocation benefited performance as fixed-income securities outperformed stocks.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component of the portfolio surpassed returns of the RU1000V during the 12-month reporting period. The fund was focused on realizing its income and capital appreciation objectives by purchasing and holding income producing equity securities with favorable valuation levels. Value strategies generally outperformed growth strategies, which positively influenced portfolio performance. The outperformance of strategies with smaller capitalizations over those with larger capitalizations negatively influenced the portfolio's performance.

The fund benefited, relative to the RU1000V, from favorable security selection in Financials with Insurance being the top relative performing industry. Within Insurance, the fund's holdings were concentrated in property and casualty insurers with limited exposure to companies with non-performing assets. The fund benefited further as the result of positive stock selection in Industrials and Materials. An overweight position in Consumer Staples also positively influenced relative performance. Negative influences on the fund's performance included a relative underweight position in the Energy sector and an overweight position in the Information Technology sector.

SECTOR AND SECURITY SELECTION - BONDS

Sector allocation detracted from absolute performance, in that the fund maintained a majority of assets in a combination of high yield and emerging market debt securities. Both of these sectors generated significant negative absolute returns versus higher quality bond sectors. Additionally, the fund owned more of these two sectors combined in the latter half of the fiscal period when much of the performance shortfall occurred.

Security selection positively contributed as it specifically relates to the high yield position of the fund. The high yield bond portion significantly outperformed the Barclays Capital High Yield Index. Thus, while an allocation to high yield bonds detracted from performance (sector allocation), individual security selection within high yield served to positively offset part of the sector underperformance. Slightly offsetting the positive high yield security selection was underperformance in the mortgage sector relative to its respective index. Thus, the fund did benefit from owning mortgage securities (sector allocation) but the performance within mortgages was negatively impacted by security selection. Additionally, security selection within the emerging market portion of the fund hurt performance as this area significantly trailed relative to its respective index.

GROWTH OF $10,000 INVESTED IN THE FEDERATED CAPITAL INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Capital Income Fund II (the "Fund") from December 31, 1998 to December 31, 2008 compared to the Standard & Poor's 500 Index (S&P 500), 2,3 the Russell 1000 Value Index (RU1000V), 2,3 both broad-based market indexes, a blend of indexes comprised of 40% RU1000V/20% Barclays Capital Emerging Market Bond Index (BCEM) 3 /20% Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI) 3 /20% Barclays Capital Mortgage-Backed Securities Index (BCMB), 3 ("Blended Index") 2,4 and the Lipper Variable Underlying Funds Income Average (LFIA). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(20.38)%
5 Years	2.28%
10 Years	(1.96)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, RU1000V, Blended Index and the LFIA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P 500 and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Lipper figures represent the average total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or an average.

3 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RU1000V measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees the SEC requires to be reflected in the fund's performance. The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. The BCMB is compromised of all fixed-income securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The BCEM is compromised of external-currency-denominated debt instruments of the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, Philippines, Poland, Russia and Venezuela. Indexes are unmanaged, and investments cannot be made directly in an index.

4 The Blended Index is the Fund's benchmark.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Domestic Fixed-Income Securities	38.2%
Domestic Equity Securities	31.0%
International Fixed-Income Securities	21.9%
International Equity Securities	2.2%
Derivative Contracts [2,3]	(0.0)%
Cash Equivalents [4]	4.1%
Other Assets and Liabilities--Net [5]	2.6%
TOTAL	100.0%

At December 31, 2008, the Fund's sector composition 6 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	18.0%
Health Care	13.8%
Energy	12.7%
Industrials	11.9%
Consumer Staples	10.6%
Consumer Discretionary	10.2%
Telecommunication Services	7.1%
Utilities	5.8%
Information Technology	5.6%
Materials	4.3%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

2 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Represents less than 0.1%.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

6 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--33.2%
		Consumer Discretionary--3.4%
975		Black & Decker Corp.	$40,765
5,545		CBS Corp. - Class B	45,414
995		Fortune Brands, Inc.	41,074
2,120		Gap (The), Inc.	28,387
745		Genuine Parts Co.	28,206
4,830		Home Depot, Inc.	111,187
1,560		Johnson Controls, Inc.	28,330
14,090		Leggett and Platt, Inc.	214,027
11,710		Macy's, Inc.	121,199
8,740		Mattel, Inc.	139,840
490		McDonald's Corp.	30,473
5,295		Nordstrom, Inc.	70,476
13,875		Regal Entertainment Group	141,664
3,010		Time Warner, Inc.	30,281
520		V.F. Corp.	28,480
		TOTAL	1,099,803
		Consumer Staples--3.5%
3,640		Altria Group, Inc.	54,818
3,625		Kimberly-Clark Corp.	191,183
1,049		Kraft Foods, Inc., Class A	28,166
2,035		PepsiCo, Inc.	111,457
3,495		Procter & Gamble Co.	216,061
685		Reynolds American, Inc.	27,612
4,370		Sysco Corp.	100,248
2,715		The Coca-Cola Co.	122,908
5,205		Wal-Mart Stores, Inc.	291,792
		TOTAL	1,144,245
		Energy--4.2%
4,230		Chevron Corp.	312,893
5,210		ConocoPhillips	269,878
605		EnCana Corp.	28,120
5,215		Exxon Mobil Corp.	416,313
4,395		Marathon Oil Corp.	120,247
1,235		Occidental Petroleum Corp.	74,088
4,306		Precision Drilling Trust	36,130
4,280	[1]	Southern Union Co.	55,811
3,730		Spectra Energy Corp.	58,710
		TOTAL	1,372,190
Shares			Value
		COMMON STOCKS--continued
		Financials--6.0%
3,860		Ace, Ltd.	$204,271
1,975		Annaly Capital Management, Inc.	31,343
4,070		Chubb Corp.	207,570
8,095		JPMorgan Chase & Co.	255,235
13,490		Merrill Lynch & Co., Inc.	157,024
35,700		National City Corp.	64,617
3,535		Nationwide Financial Services, Inc., Class A	184,562
18,765		New York Community Bancorp, Inc.	224,429
1,210		PNC Financial Services Group	59,290
810		PartnerRe Ltd.	57,729
1,015		The Bank of New York Mellon Corp.	28,755
6,510		The Travelers Cos, Inc.	294,252
2,340		U.S. Bancorp	58,523
21,380		Wachovia Corp.	118,445
		TOTAL	1,946,045
		Health Care--4.6%
525		Abbott Laboratories	28,019
695		AstraZeneca Group PLC, ADR	28,516
4,390		Bristol-Myers Squibb Co.	102,067
6,575		Johnson & Johnson	393,382
2,105		Lilly (Eli) & Co.	84,768
3,770		Merck & Co., Inc.	114,608
25,450		Pfizer, Inc.	450,720
7,840		Wyeth	294,078
		TOTAL	1,496,158
		Industrials--3.9%
950		3M Co.	54,663
2,075		Dover Corp.	68,309
1,950		Eaton Corp.	96,935
1,830		Emerson Electric Co.	66,996
7,115		General Electric Co.	115,263
5,050		Illinois Tool Works, Inc.	177,002
330		Lockheed Martin Corp.	27,746
4,390		Northrop Grumman Corp.	197,726
1,110		Pitney Bowes, Inc.	28,283
6,190		Republic Services, Inc.	153,450
2,975		United Parcel Service, Inc.	164,101
1,180		United Technologies Corp.	63,248
2,005		Waste Management, Inc.	66,446
		TOTAL	1,280,168
Shares or Prinicpal Amount			Value
		COMMON STOCKS--continued
		Information Technology--1.9%
1,910		Analog Devices, Inc.	$36,328
11,660		Intel Corp.	170,936
1,400		International Business Machines Corp.	117,824
2,635		Maxim Integrated Products, Inc.	30,092
6,055		Microsoft Corp.	117,709
5,115		Nokia Oyj, ADR, Class A	79,794
1,810		Texas Instruments, Inc.	28,091
1,570		Xilinx, Inc.	27,977
		TOTAL	608,751
		Materials--1.4%
1,135		Air Products & Chemicals, Inc.	57,056
1,525		Allegheny Technologies, Inc.	38,933
1,175		Bemis Co., Inc.	27,824
2,170		Du Pont (E.I.) de Nemours & Co.	54,901
17,505		Gold Fields Ltd., ADR	173,825
670		PPG Industries, Inc.	28,428
465		Rohm & Haas Co.	28,732
3,790		Sealed Air Corp.	56,623
		TOTAL	466,322
		Telecommunication Services--2.4%
15,812		AT&T, Inc.	450,642
5,875		Verizon Communications	199,163
5,800		Vodafone Group PLC, ADR	118,552
		TOTAL	768,357
		Utilities--1.9%
4,080		AGL Resources, Inc.	127,908
8,080		CenterPoint Energy, Inc.	101,970
4,695		Edison International	150,803
585		FirstEnergy Corp.	28,419
790		Integrys Energy Group, Inc.	33,954
7,650		NiSource, Inc.	83,921
1,100		ONEOK, Inc.	32,032
855		Progress Energy, Inc.	34,072
885		SCANA Corp.	31,506
		TOTAL	624,585
		TOTAL COMMON STOCKS (IDENTIFIED COST $12,155,437)	10,806,624
		ADJUSTABLE RATE MORTGAGES--1.2%
$155,806		Federal Home Loan Mortgage Corp., 4.750%, 3/1/2034	157,155
225,176		Federal National Mortgage Association, 5.760%, 9/1/2037	230,627
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $377,926)	387,782
Prinicpal Amount or Foreign Par Amount			Value
		CORPORATE BONDS--2.9%
		Banking--0.4%
$150,000	[2,3]	Banco Credito del Peru, Sub. Note, 6.95%, 11/07/2021	$131,831
		Basic Industry -- Paper--0.6%
250,000		Louisiana-Pacific Corp., 8.875%, 08/15/2010	192,616
		Oil & Gas--1.9%
800,000	[2,3]	Gazprom, Note, 8.625%, 4/28/2034	632,000
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,296,778)	956,447
		GOVERNMENTS/AGENCIES--17.9%
		Sovereign--17.9%
371,293		Argentina, Government of, Note, Series $dis, 8.28%, 12/31/2033	120,670
600,000		Brazil NTN-B, Series NTNB, 6.00%, 8/15/2010	457,789
500,000		Brazil, Government of, 6.00%, 1/17/2017	516,250
200,000		Brazil, Government of, Bond, 8.25%, 1/20/2034	245,500
237,000		Brazil, Government of, Note, 8.00%, 1/15/2018	266,388
300,000		Colombia, Government of, Note, 7.375%, 1/27/2017	317,250
250,000		Ecuador, Government, Series REGS, 10.00%, 8/15/2030	65,000
350,000	[2,3]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	301,000
3,100,000		Mexico Fixed Rate Bond, Bond, Series MI10, 9.00%, 12/20/2012	234,193
50,000		Panama, Government of, 6.70%, 1/26/2036	45,875
486,000		Peru, Government of, 6.55%, 3/14/2037	444,690
270,000		Philippines, Government of, 9.00%, 2/15/2013	288,900
264,600	[2,3]	Russia, Government of, Unsub., Series REGS, 7.50%, 3/31/2030	234,197
300,000		Turkey, Government of, 14.00%, 9/26/2012	179,203
350,000		Turkey, Government of, 7.00%, 9/26/2016	341,250
150,000		Turkey, Government of, Note, 7.375%, 2/5/2025	141,750
273,190		Turkey, Government of, Series CPI, 10.00%, 2/15/2012	161,064
400,000		United Mexican States, No, Note, 9.875%, 2/1/2010	432,000
100,000		Uruguay, Government of, Note, 8.00%, 11/18/2022	94,500
150,000		Venezuela, Government of, 10.75%, 9/19/2013	99,000
1,050,000		Venezuela, Government of, 9.375%, 1/13/2034	488,250
880,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	356,400
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $7,026,991)	5,831,119
		MORTGAGE-BACKED SECURITIES--11.7%
		Federal Home Loan Mortgage Corporation--11.7%
775,737		Federal Home Loan Mortgage Corp. Pool A48294, 5.000%, 30 Year, 2/1/2036	791,908
1,139,846		Federal Home Loan Mortgage Corp. Pool A56495, 5.500%, 30 Year, 1/1/2037	1,167,715
281,018		Federal Home Loan Mortgage Corp. Pool A65290, 6.500%, 30 Year, 9/1/2037	292,397
1,119,161		Federal Home Loan Mortgage Corp. Pool G02479, 6.000%, 30 Year, 12/1/2036	1,154,181
242,694		Federal Home Loan Mortgage Corp. Pool G18264, 5.000%, 15 Year, 7/1/2023	249,737
151,707		Federal Home Loan Mortgage Corp. Pool J05248, 5.500%, 15 Year, 7/1/2022	156,624
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $3,667,849)	3,812,562
Shares or Prinicpal Amount			Value
		MUTUAL FUND--29.0%
1,873,766	[4]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $12,071,929)	$9,425,043
		REPURCHASE AGREEMENT--3.1%
$993,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co., will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	993,000
		TOTAL INVESTMENTS--99.0% (IDENTIFIED COST $37,589,910) [5]	32,212,577
		OTHER ASSETS AND LIABILITIES - NET--1.0% [6]	335,961
		TOTAL NET ASSETS--100%	$32,548,538

At December 31, 2008, the Fund had an outstanding foreign exchange contract as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
4/29/2009	663,516 Yuan Renminbi	$103,174	$95,818	$(7,356)

Unrealized Depreciation on the Foreign Exchange Contract is included in "Other Assets and Liabilities--Net."

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $1,299,028, which represented 4.0% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At December 31, 2008, these liquid restricted securities amounted to $1,299,028, which represented 4.0% of total net assets.

4 Affiliated company.

5 The cost of investments for federal tax purposes amounts to $38,242,420.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments *
Level 1--Quoted Prices and Investments in Mutual Funds	$20,231,667	$ 0
Level 2--Other Significant Observable Inputs	11,980,910	(7,356)
Level 3--Significant Unobservable Inputs	0	0
TOTAL	$32,212,577	$(7,356)

* Other financial instruments include foreign exchange contracts.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value including $9,425,043 of investments in an affiliated issuer (Note 5) (identified cost $37,589,910)		$32,212,577
Cash		46,894
Cash denominated in foreign currencies (identified cost $20,163)		13,878
Income receivable		274,061
Receivable for investments sold		742,365
Receivable for shares sold		509
TOTAL ASSETS		33,290,284
Liabilities:
Payable for investments purchased	$628,583
Payable for shares redeemed	61,642
Payable for foreign exchange contracts	7,356
Payable for auditing fees	27,250
Payable for Directors'/Trustees' fees	127
Accrued expenses	16,788
TOTAL LIABILITIES		741,746
Net assets for 4,488,725 shares outstanding		$32,548,538
Net Assets Consist of:
Paid-in capital		$89,696,376
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(5,393,735)
Accumulated net realized loss on investments, written options, futures contracts, swap contracts and foreign currency transactions		(53,776,072)
Undistributed net investment income		2,021,969
TOTAL NET ASSETS		$32,548,538
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$32,548,538 ÷ 4,488,725 shares outstanding, no par value, unlimited shares authorized		$7.25

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (including $835,119 from an affiliated issuer (Note 5) and net of foreign taxes withheld of $9,457)			$1,459,585
Interest (including income on securities loaned of $106)			1,196,033
TOTAL INCOME			2,655,618
Expenses:
Investment adviser fee (Note 5)		$313,317
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		22,185
Transfer and dividend disbursing agent fees and expenses		14,278
Directors'/Trustees' fees		1,391
Auditing fees		26,450
Legal fees		11,218
Portfolio accounting fees		50,993
Printing and postage		35,360
Insurance premiums		3,342
Miscellaneous		679
TOTAL EXPENSES		629,213
Waivers, Reimbursement and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(130,518)
Waiver of administrative personnel and services fee (Note 5)	(24,584)
Fees paid indirectly for directed brokerage arrangements (Note 6)	(1,643)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(156,745)
Net expenses			472,468
Net investment income			2,183,150
Realized and Unrealized Gain (Loss) on Investments, Written Options, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $344,157 on sales of investments in an affiliated issuer (Note 5))			(3,443,335)
Net realized gain on swap contracts			22,257
Net realized gain on written options			19,672
Net realized gain on futures contracts			13,745
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(7,500,606)
Net change in unrealized depreciation of swap contracts			522
Net realized and unrealized loss on investments, written options, futures contracts, swap contracts and foreign currency transactions			(10,887,745)
Change in net assets resulting from operations			$(8,704,595)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,183,150	$2,473,978
Net realized gain (loss) on investments, written options, futures contracts, swap contracts and foreign currency transactions	(3,387,661)	4,117,566
Net change in unrealized appreciation/depreciation of investments, swap contracts and translation of assets and liabilities in foreign currency	(7,500,084)	(4,322,706)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(8,704,595)	2,268,838
Distributions to Shareholders:
Distributions from net investment income	(2,487,194)	(2,972,612)
Share Transactions:
Proceeds from sale of shares	6,520,593	4,474,535
Net asset value of shares issued to shareholders in payment of distributions declared	2,487,194	2,972,612
Cost of shares redeemed	(14,765,102)	(18,919,182)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(5,757,315)	(11,472,035)
Change in net assets	(16,949,104)	(12,175,809)
Net Assets:
Beginning of period	49,497,642	61,673,451
End of period (including undistributed net investment income of $2,021,969 and $2,447,079, respectively)	$32,548,538	$49,497,642

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Capital Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain/loss on swap contracts in the Statement of Operations. For the year ended December 31, 2008, the Fund had a net realized gain on swap contracts of $22,257.

At December 31, 2008, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund may purchase and sell financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2008, the Fund had a net realized gain on futures contracts of $13,745.

At December 31, 2008, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2008, the Fund had a net realized gain on written options of $19,672.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at December 31, 2007	--	$ --
Contracts written	909	74,592
Contracts bought back	(909)	(74,592)
Outstanding at December 31, 2008	--	$ --

At December 31, 2008, the Fund had no outstanding written option contracts.

Dollar-Roll Transactions

The Fund may engage in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity) but not identical mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	789,551	464,216
Shares issued to shareholders in payment of distributions declared	279,460	316,235
Shares redeemed	(1,727,280)	(1,967,749)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(658,269)	(1,187,298)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, expiration of capital loss carryforwards, discount accretion/premium amortization on debt securities, dollar-roll adjustments and swap income reclassification.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,032,055)	$(121,066)	$4,153,121

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$2,487,194	$2,972,612

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,035,909
Net unrealized depreciation	$(6,038,889)
Capital loss carryforwards and deferrals	$(53,144,858)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, dollar-roll transactions and adjustments related to dirty priced bonds.

At December 31, 2008, the cost of investments for federal tax purposes was $38,242,420. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency rates and outstanding foreign exchange contracts was $6,029,843. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $854,897 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,884,740.

At December 31, 2008, the Fund had a capital loss carryforward of $53,140,442 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$16,049,079
2010	$34,144,898
2016	$ 2,946,465

Capital loss carryforwards of $4,032,052 expired during the year ended December 31, 2008.

As of December 31, 2008, for federal income tax purposes, the Fund had $4,416 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $80,959 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2008, the Sub-Adviser earned a fee of $61,437.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.300% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above. FAS waived $24,584 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended December 31, 2008, the Adviser reimbursed $49,559. Transactions with the affiliated company during the year ended December 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
Federated High Income Bond Fund II, Primary Shares	935,937	1,425,087	487,258	1,873,766	$9,425,043	$835,119

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $1,643 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$31,129,622
Sales	$29,254,601

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2008, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	69.1%
Brazil	4.6%
Venezuela	2.9%
Russia	2.7%
Turkey	2.5%
Mexico	2.0%
Peru	1.8%
Bermuda	1.0%
Columbia	1.0%
Indonesia	0.9%
Philippines	0.9%
Switzerland	0.6%
Canada	0.5%
South Africa	0.5%
United Kingdom	0.5%
Argentina	0.4%
Finland	0.3%
Uruguay	0.3%
Germany	0.2%
Ecuador	0.2%
Panama	0.1%
Liberia	0.1%
Cayman Islands	0.1%
Sweden	0.1%

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

In addition, the Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (FAS 133). The amendments require additional disclosure relating to credit derivatives. All changes to accounting policies have been made in accordance with the amendments and incorporated for the current period.

13. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2008, 20.54% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED CAPITAL INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Capital Income Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$16.21		$16.34		$13.57		$13.42		$12.13
Income From Investment Operations:
Net investment income	0.40	[2]	0.40	[2]	0.37	[2]	0.31		0.28
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(5.20)		(0.07)		2.72		0.12		1.25
TOTAL FROM INVESTMENT OPERATIONS	(4.80)		0.33		3.09		0.43		1.53
Less Distributions:
Distributions from net investment income	(0.52)		(0.46)		(0.32)		(0.28)		(0.24)
Net Asset Value, End of Period	$10.89		$16.21		$16.34		$13.57		$13.42
Total Return [3]	(30.45)%		2.05%		23.13%		3.33%		12.84%

Ratios to Average Net Assets:
Net expenses	1.17	% [4]	1.17	% [4]	1.14	% [4]	1.14	% [4]	1.12	% [4]
Net investment income	2.89%		2.41%		2.56%		2.09%		2.08%
Expense waiver/reimbursement [5]	0.48%		0.14%		0.09%		0.04%		0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,463		$43,184		$57,998		$62,377		$72,907
Portfolio turnover	117%		102%		60%		31%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.17%, 1.16%, 1.14%, 1.13% and 1.11%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 792.00	$5.27
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.25	$5.94

1 Expenses are equal to the Fund's annualized net expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year-period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008, was (30.45)%. The fund outperformed its benchmark, a blended index composed of 90% Russell 1000® Value Index (RU1000V) and 10% Merrill Lynch 91-Day Treasury Bill Index (ML91DTB) (the "Benchmark"), 1 which returned (33.54)% during the same period. The fund also outperformed the (35.83)% total return of Lipper Variable Underlying Funds Equity Income Average. 2 The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks 3 to achieve the fund's objective to provide above average income and capital appreciation.

MARKET OVERVIEW

Global equity markets trended down with a sharp drop during the second half of the fiscal year. Struggles in the financial market intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve Board (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial downturn was threatening financial systems and global economies, governments around the world coordinated efforts, cutting interest rates and implementing a variety of capital and financial guarantee programs aimed at restoring the credit markets.

The S&P 500 Index 4 returned (37.00)% and the Nasdaq Composite Index 5 returned (39.98)% for the reporting period. The three best-performing sectors in the Russell 1000 Value Index were Consumer Staples, Health Care and Utilities. The three lagging sectors in the RU1000V were Financials, Materials and Information Technology.

SECTOR AND SECURITY SELECTION

The fund focused on realizing its total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. The outperformance of value strategies over growth strategies positively influenced portfolio performance. Strategies with smaller capitalizations outperformed those with larger capitalizations during the reporting period, which negatively influenced portfolio performance.

The fund benefited relative to the Russell 1000 Value Index from favorable security selection in the Financials sector with Insurance being the fund's top relative performing industry. Within the Insurance sector, the fund continued to concentrate its holdings in property and casualty insurers while limiting exposure to companies with non-performing assets. The fund benefited further from positive stock selection in the Industrials and Materials sectors. An overweight position in Consumer Staples positively influenced relative performance as well. Negative influences on the fund included a relative underweight position in the Energy sector and an overweight position in the Information Technology sector.

Top names within the portfolio contributing positively to performance included WalMart Stores, Inc., Gold Fields Ltd., Santos Ltd., BB&T Corp., and Chubb Corp. while the bottom five, Merrill Lynch, Northrop Grumman Corp., Freddie Mac, Seagate Technology and ConocoPhillips, negatively influenced performance.

1 The Benchmark is a blended index comprised of the RU1000V and the ML91DTB. The RU1000V measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The ML91DTB is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Benchmark.

2 Lipper figures represent the average total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

3 There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.

4 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

5 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Equity Income Fund II (the "Fund") from December 31, 1998 to December 31, 2008 compared to the Russell 1000® Value Index (RU1000V), 2 the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91 Day Treasury Index (90% RU1000V/10% ML91DTB) and the Lipper Variable Underlying Funds Equity Income Average (LFEIA). 2,3

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(30.45)%
5 Years	0.38%
10 Years	(0.38)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RU1000V and the 90% RU1000V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RU1000V, the 90% RU1000V/10% ML91DTB and the LFEIA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index or average.

3 The LFEIA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets [2]
Financials	16.8%
Health Care	13.2%
Energy	11.9%
Industrials	10.9%
Consumer Staples	9.9%
Consumer Discretionary	9.4%
Telecommunication Services	6.7%
Utilities	5.3%
Information Technology	5.1%
Materials	4.1%
Other Securities [3]	1.7%
Cash Equivalents [4]	4.3%
Other Assets and Liabilities--Net [5]	0.7%
TOTAL	100.0%

1 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3 Other Securities include corporate bonds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--93.3%
		Consumer Discretionary--9.4%
1,745		Black & Decker Corp.	$72,958
9,970		CBS Corp. (New), Class B	81,654
1,780		Fortune Brands, Inc.	73,478
4,020		Gap (The), Inc.	53,828
1,415		Genuine Parts Co.	53,572
8,245		Home Depot, Inc.	189,800
2,955		Johnson Controls, Inc.	53,663
26,475		Leggett and Platt, Inc.	402,155
21,190		Macy's, Inc.	219,317
15,815		Mattel, Inc.	253,040
870		McDonald's Corp.	54,105
9,510		Nordstrom, Inc.	126,578
25,945		Regal Entertainment Group	264,898
5,415		Time Warner, Inc.	54,475
985		V.F. Corp.	53,948
		TOTAL	2,007,469
		Consumer Staples--9.9%
6,905		Altria Group, Inc.	103,989
6,765		Kimberly-Clark Corp.	356,786
1,989		Kraft Foods, Inc., Class A	53,405
3,860		PepsiCo, Inc.	211,412
6,645		Procter & Gamble Co.	410,794
1,315		Reynolds American, Inc.	53,008
8,305		Sysco Corp.	190,517
4,715		The Coca-Cola Co.	213,448
9,620		Wal-Mart Stores, Inc.	539,297
		TOTAL	2,132,656
		Energy--11.9%
7,960		Chevron Corp.	588,801
9,820		ConocoPhillips	508,676
1,145		EnCana Corp.	53,220
9,740		Exxon Mobil Corp.	777,544
8,340		Marathon Oil Corp.	228,182
2,145		Occidental Petroleum Corp.	128,679
7,796		Precision Drilling Trust	65,408
8,070	[1]	Southern Union Co.	105,233
6,440		Spectra Energy Corp.	101,366
		TOTAL	2,557,109
Shares			Value
		COMMON STOCKS--continued
		Financials--16.8%
7,288		Ace Ltd.	$385,681
3,725		Annaly Capital Management, Inc.	59,116
1,925		Bank of New York Mellon Corp.	54,535
7,205		Chubb Corp.	367,455
15,360		J.P. Morgan Chase & Co.	484,301
25,560		Merrill Lynch & Co., Inc.	297,518
63,815		National City Corp.	115,505
6,635		Nationwide Financial Services, Inc., Class A	346,413
35,605		New York Community Bancorp, Inc.	425,836
2,275		PNC Financial Services Group	111,475
1,465		PartnerRe Ltd.	104,411
11,670		The Travelers Cos., Inc.	527,484
4,055		U.S. Bancorp	101,416
38,695		Wachovia Corp.	214,370
		TOTAL	3,595,516
		Health Care--13.2%
995		Abbott Laboratories	53,103
1,315		AstraZeneca PLC, ADR	53,954
8,330		Bristol-Myers Squibb Co.	193,672
4,005		Eli Lilly & Co.	161,281
12,305		Johnson & Johnson	736,208
7,150		Merck & Co., Inc.	217,360
48,660		Pfizer, Inc.	861,769
14,650		Wyeth	549,522
		TOTAL	2,826,869
		Industrials--10.9%
1,720		3M Co.	98,969
3,630		Dover Corp.	119,500
3,525		Eaton Corp.	175,228
3,140		Emerson Electric Co.	114,955
13,360		General Electric Co.	216,432
9,380		Illinois Tool Works, Inc.	328,769
630		Lockheed Martin Corp.	52,970
8,340		Northrop Grumman Corp.	375,634
2,070		Pitney Bowes, Inc.	52,744
11,115		Republic Services, Inc.	275,541
5,445		United Parcel Service, Inc.	300,346
2,220		United Technologies Corp.	118,992
3,600		Waste Management, Inc.	119,304
		TOTAL	2,349,384
Shares			Value
		COMMON STOCKS--continued
		Information Technology--5.1%
2,800		Analog Devices, Inc.	$53,256
2,660		IBM Corp.	223,866
20,905		Intel Corp.	306,467
4,765		Maxim Integrated Products, Inc.	54,416
11,490		Microsoft Corp.	223,366
9,165		Nokia Oyj, Class A, ADR	142,974
3,260		Texas Instruments, Inc.	50,595
2,825		Xilinx, Inc.	50,342
		TOTAL	1,105,282
		Materials--4.1%
2,150		Air Products & Chemicals, Inc.	108,081
2,800		Allegheny Technologies, Inc.	71,484
2,235		Bemis Co., Inc.	52,925
4,090		Du Pont (E.I.) de Nemours & Co.	103,477
33,005		Gold Fields Ltd., ADR	327,740
1,250		PPG Industries, Inc.	53,038
885		Rohm & Haas Co.	54,684
7,190		Sealed Air Corp.	107,419
		TOTAL	878,848
		Telecommunication Services--6.7%
30,022		AT&T, Inc.	855,627
11,150		Verizon Communications, Inc.	377,985
9,900		Vodafone Group PLC, ADR	202,356
		TOTAL	1,435,968
		Utilities--5.3%
7,640		AGL Resources, Inc.	239,514
14,485		CenterPoint Energy, Inc.	182,801
8,180		Edison International	262,742
1,115		FirstEnergy Corp.	54,167
1,490		Integrys Energy Group, Inc.	64,040
14,515		NiSource, Inc.	159,230
1,905		ONEOK, Inc.	55,474
1,600		Progress Energy, Inc.	63,760
1,465		SCANA Corp.	52,154
		TOTAL	1,133,882
		TOTAL COMMON STOCKS (IDENTIFIED COST $22,562,407)	20,022,983
Shares or Principal Amount			Value
		MUTUAL FUND--1.9%
78,965	[2]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $401,000)	$397,191
		REPURCHASE AGREEMENT--4.2%
$904,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	904,000
		TOTAL INVESTMENTS--99.4% (IDENTIFIED COST $23,867,407) [3]	21,324,174
		OTHER ASSETS AND LIABILITIES - NET--0.6% [4]	138,374
		TOTAL NET ASSETS--100%	$21,462,548

1 Non-income-producing security.

2 Affiliated company.

3 The cost of investments for federal tax purposes amounts to $24,275,136.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$20,420,174
Level 2--Other Significant Observable Inputs	904,000
Level 3--Significant Unobservable Inputs	--
TOTAL	$21,324,174

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value including $397,191 of investments in an affiliated issuer (Note 5) (identified cost $23,867,407)		$21,324,174
Cash		935
Income receivable		62,951
Receivable for investments sold		1,238,355
TOTAL ASSETS		22,626,415
Liabilities:
Payable for investments purchased	$1,113,457
Payable for shares redeemed	14,287
Payable for Directors'/Trustees' fees	163
Accrued expenses	35,960
TOTAL LIABILITIES		1,163,867
Net assets for 1,971,517 shares outstanding		$21,462,548
Net Assets Consist of:
Paid-in capital		$29,790,593
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,543,242)
Accumulated net realized loss on investments, written options and foreign currency transactions		(6,685,534)
Undistributed net investment income		900,731
TOTAL NET ASSETS		$21,462,548
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$21,462,548 ÷ 1,971,517 shares outstanding, no par value, unlimited shares authorized		$10.89

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $15,558)			$1,232,039
Interest (including income on securities loaned of $302)			62,666
TOTAL INCOME			1,294,705
Expenses:
Investment adviser fee (Note 5)		$239,599
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		12,410
Transfer and dividend disbursing agent fees and expenses		13,660
Directors'/Trustees' fees		1,323
Auditing fees		25,500
Legal fees		11,100
Portfolio accounting fees		47,220
Printing and postage		18,221
Insurance premiums		3,320
Miscellaneous		4,428
TOTAL EXPENSES		526,781
Waivers, Reimbursement and Expense Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(126,760)
Waiver of administrative personnel and services fee (Note 5)	(24,682)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(3,065)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(154,507)
Net expenses			372,274
Net investment income			922,431
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(6,269,045)
Net realized gain on written options			37,689
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(5,624,137)
Net realized and unrealized loss on investments, written options and foreign currency transactions			(11,855,493)
Change in net assets resulting from operations			$(10,933,062)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$922,431	$1,250,441
Net realized gain (loss) on investments, written options and foreign currency transactions	(6,231,356)	8,394,310
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(5,624,137)	(8,309,426)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,933,062)	1,335,325
Distributions to Shareholders:
Distributions from net investment income	(1,286,230)	(1,545,578)
Share Transactions:
Proceeds from sale of shares	693,733	1,474,407
Net asset value of shares issued to shareholders in payment of distributions declared	1,286,230	1,545,578
Cost of shares redeemed	(11,481,785)	(17,623,701)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,501,822)	(14,603,716)
Change in net assets	(21,721,114)	(14,813,969)
Net Assets:
Beginning of period	43,183,662	57,997,631
End of period (including undistributed net investment income of $900,731 and $1,265,549, respectively)	$21,462,548	$43,183,662

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide above-average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2008, the Fund had a net realized gain on written options of $37,689.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$ --
Contracts written	1,782	145,970
Contracts bought back	(1,782)	(145,970)
Outstanding at 12/31/2008	--	$ --

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	49,881	89,175
Shares issued to shareholders in payment of distributions declared	86,732	96,478
Shares redeemed	(829,096)	(1,070,579)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(692,483)	(884,926)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and adjustments to prior year partnership gain/loss transactions.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,019)	$1,019

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$1,286,230	$1,545,578

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$900,731
Net unrealized depreciation	$(2,950,970)
Capital loss carryforwards and deferrals	$(6,277,806)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2008, the cost of investments for federal tax purposes was $24,275,136. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $2,950,962. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $842,071 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,793,033.

At December 31, 2008, the Fund had a capital loss carryforward of $6,267,434 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$ 366,446
2016	$5,900,988

As of December 31, 2008, for federal income tax purposes, the Fund had $10,372 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $126,422 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.392% of average daily net assets of the Fund. FAS waived $24,682 of its fee. The Fund is currently being charged the minimum administrative fee; therefore, the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, the Fund did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended December 31, 2008, the Adviser reimbursed $338. Transactions with the affiliated company during the year ended December 31, 2008, were as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
Federated High Income Bond Fund II, Primary Shares	--	78,965	--	78,965	$397,191	$--

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $3,065 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$36,349,274
Sales	$45,411,455

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2008, 87.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Equity Income Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Equity Income Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED EQUITY INCOME FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Fund for
U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$11.53		$11.34		$11.36	$11.60	$11.77
Income From Investment Operations:
Net investment income	0.56		0.54		0.52	0.46	0.45 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(0.08)		0.15		(0.07)	(0.24)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	0.48		0.69		0.45	0.22	0.42
Less Distributions:
Distributions from net investment income	(0.56)		(0.50)		(0.47)	(0.46)	(0.53)
Distributions from net realized gain on investments	--		--		--	--	(0.06)
TOTAL DISTRIBUTIONS	(0.56)		(0.50)		(0.47)	(0.46)	(0.59)
Net Asset Value, End of Period	$11.45		$11.53		$11.34	$11.36	$11.60
Total Return [3]	4.28%		6.29%		4.14%	2.03%	3.61%

Ratios to Average Net Assets:
Net expenses	0.73%		0.74%		0.72%	0.72%	0.72%
Net investment income	4.30%		4.74%		4.54%	4.16%	3.91%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$393,122		$422,254		$407,704	$391,331	$377,368
Portfolio turnover [6]	25%		53%		109%	92%	60%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

6 This calculation excludes purchases and sales from dollar-roll transactions.

See Notes which are an integral part of the Financial Statements

Shareholder Expense
Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,030.60	$3.73
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.47	$3.71

1 Expenses are equal to the Fund's annualized net expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of the expenses.

Management Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was 4.28%. The total return of the fund's custom benchmark, which consists of a two-thirds/one-third blend of the Barclays Capital Mortgage-Backed Securities Index and Barclays Capital Government Index, 1 respectively, (the "Index") returned 9.69% during the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the Index.

During the period, the most significant factors affecting the fund's performance relative to the Index were: (1) the allocation of the portfolio among various sectors; (2) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities); and (3) the selection of individual securities within each sector.

MARKET OVERVIEW

Interest rates in 2008 decreased across the Treasury security maturity spectrum. Specifically, the two-year and ten-year Treasury yields declined 2.28% and 1.81% to 0.76% and 2.21%, respectively.

The U.S. economy fell into recession amid falling equity, home and commodity markets. A flight-to-quality bid ensued for U.S. Treasury securities as risk-averse investors shunned all but the most liquid, highest quality, fixed-income investments. As a result, all fixed-income sectors trailed the performance of the U.S. Treasury market.

The Federal Reserve acted aggressively to combat economic deterioration. The federal funds target rate was reduced from 4.25% to a range of 0% to 0.25% in an effort to spur growth. Additionally, policy makers introduced a host of measures designed to support financial markets. Capital injections were made in the banking, insurance and automotive industries as firms were considered "too big to fail." Additionally, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator.

Given investor preference for U.S. Treasuries over virtually all other fixed-income asset classes, both agency debt and agency mortgage-backed securities ("MBS") performance lagged. Non-agency MBS, too, fared poorly as delinquencies increased and demand fell precipitously for all non-agency issued mortgage securities. Similarly, the commercial mortgage market lagged as seller supply overwhelmed demand, resulting in declining values. 2

While agency-issued debentures outperformed the agency MBS sector, both sectors trailed U.S. Treasuries by wide margins. Overseas investors, who have been significant sources of demand for agency debt in recent years, reduced holdings in favor of Treasuries.

1 Barclays Capital Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC including GNMA Graduated Payment Mortgages. The Barclays Capital Government Index includes the Treasury and Agency indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly-issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Sector Allocation

The fund's overweight to agency MBS along with exposure to non-agency and commercial mortgage-backed securities proved detrimental as these sectors underperformed the benchmark by a considerable margin. As a result, sector allocation detracted from fund performance. 3

Security Selection

A portion of dollar roll proceeds was invested in monthly adjustable, agency-issued floaters. While historical volatility of the agency floater sector is low relative to other fixed rate mortgage securities, such was not the case in 2008. In fact, the floater prices fell during the reporting period as strong selling was met with little demand. Security selection within the mortgage allocation negatively impacted performance.

Yield Curve

The yield curve, defined as the yield spread between 2-year and 10-year maturity Treasuries, steepened as the Federal Reserve executed a series of rate cuts. The yield spread increased from 0.98% to 1.45%. Investments in Treasury futures designed to benefit from the reshaping of the yield curve positively impacted fund performance, although the benefit was outweighed by the impact of sector allocation and security selection.

3 Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Fund for U.S. Government Securities II (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Barclays Capital Mortgage-Backed Securities Index (BCMBS) 2 , and the Barclays Capital Government Index (BCGI) 2 , both broad-based market indexes, and a blended index comprised of 67% Barclays Capital Mortgage-Backed Securities Index and 33% Barclays Capital Government Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	4.28%
5 Years	4.06%
10 Years	4.86%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCMBS, BCGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The BCMBS, BCGI and Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	79.4%
U.S. Government Agency Securities	11.7%
U.S. Treasury Securities	9.6%
Non-Agency Mortgage-Backed Securities	8.6%
Repurchase Agreements--Cash	1.5%
Repurchase Agreements--Collateral [2]	1.1%
Other Assets and Liabilities--Net [3]	(11.9)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar-roll transactions, as well as cash held to cover payments on when-issued and delayed delivery transactions.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Principal Amount			Value
		U.S. TREASURY OBLIGATIONS--9.6%
$1,000,000		United States Treasury Bonds, 6.000%, 2/15/2026	$1,396,563
1,700,000		United States Treasury Bonds, 6.125%, 11/15/2027	2,439,234
1,000,000		United States Treasury Bonds, 6.250%, 8/15/2023	1,365,000
370,000		United States Treasury Bonds, 7.500%, 11/15/2024	593,908
3,050,000		United States Treasury Bonds, 7.625%, 2/15/2025	4,954,820
1,100,000		United States Treasury Bonds, 8.000%, 11/15/2021	1,669,250
2,000,000		United States Treasury Notes, 3.500%, 11/15/2009	2,054,328
2,500,000		United States Treasury Notes, 4.250%, 8/15/2015	2,905,274
6,700,000		United States Treasury Notes, 4.750%, 1/31/2012	7,452,703
13,562,910		U.S. Treasury Inflation-Protected Note, 1.375%, 7/15/2018	12,744,897
		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $33,502,647)	37,575,977
		GOVERNMENT AGENCIES--11.7%
4,000,000		Federal Farm Credit System, 4.180%, 9/22/2010	4,191,027
7,000,000		Federal Farm Credit System, 5.150%, 12/6/2010	7,477,420
4,000,000		Federal Farm Credit System, 5.375%, 7/18/2011	4,335,111
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	8,082,331
3,100,000		Federal Home Loan Bank System, 5.250%, 8/5/2009	3,178,851
1,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2030	1,608,818
1,500,000		Federal Home Loan Mortgage Corp., 5.625%, 11/23/2035	1,636,708
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	102,171
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	2,211,028
1,000,000		Tennessee Valley Authority, 5.625%, 1/18/2011	1,078,003
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	12,292,344
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $42,268,450)	46,193,812
		MORTGAGE-BACKED SECURITIES--63.9%
		Federal Home Loan Mortgage Corp.--29.0%
9,545,865		Federal Home Loan Mortgage Corp., 4.500%, 6/1/2019 - 10/1/2020	9,802,867
28,530,787		Federal Home Loan Mortgage Corp., 5.000%, 7/1/2019 - 6/1/2036	29,220,025
47,590,768	[1]	Federal Home Loan Mortgage Corp., 5.500%, 12/1/2020 - 1/1/2039	48,769,300
21,888,397		Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 10/1/2038	22,585,795
1,423,822		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 5/1/2031	1,492,710
1,962,304		Federal Home Loan Mortgage Corp., 7.000%, 12/1/2029 - 4/1/2032	2,049,338
152,312		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 1/1/2031	160,567
23,961		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	25,849
13,045		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	14,253
		TOTAL	114,120,704
		Federal National Mortgage Association--20.6%
2,402,172		Federal National Mortgage Association, 4.500%, 12/1/2019	2,466,927
7,164,364		Federal National Mortgage Association, 5.000%, 7/1/2034 - 11/1/2035	7,335,717
28,420,473		Federal National Mortgage Association, 5.500%, 11/1/2021 - 4/1/2036	29,202,002
38,609,444	[1]	Federal National Mortgage Association, 6.000%, 5/1/2014 - 1/1/2039	39,752,312
1,208,815		Federal National Mortgage Association, 6.500%, 6/1/2029 - 11/1/2035	1,261,889
884,530		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	929,131
110,211		Federal National Mortgage Association, 7.500%, 5/1/2015 - 8/1/2031	115,793
31,166		Federal National Mortgage Association, 8.000%, 7/1/2030	33,063
		TOTAL	81,096,834
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--continued
		Government National Mortgage Association--14.3%
$3,289,122		Government National Mortgage Association, 5.000%, 7/15/2034	$3,386,594
3,130,569		Government National Mortgage Association, 5.500%, 5/20/2035	3,233,536
35,829,170		Government National Mortgage Association, 6.000%, 4/15/2032 - 11/20/2038	36,992,305
11,687,270		Government National Mortgage Association, 6.500%, 12/15/2023 - 1/20/2039	12,174,606
83,518		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/20/2030	87,802
124,771		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	135,503
51,163		Government National Mortgage Association, 9.500%, 11/15/2016	56,979
		TOTAL	56,067,325
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $240,822,140)	251,284,863
		COLLATERALIZED MORTGAGE OBLIGATIONS--16.5%
3,593,167		Bank of America Mortgage Securities 2007-3, Class 1A1, 6.000%, 9/25/2037	2,394,095
3,712,109		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	3,482,037
3,599,731		Countrywide Home Loans 2007-17, Class 3A1, 6.750%, 10/25/2037	2,257,504
2,363,292		Credit Suisse Mortgage Capital Certificate 2007-4, Class 4A2, 5.500%, 6/25/2037	1,895,587
2,377,542		Federal Home Loan Mortgage Corp. REMIC 3076 NM, 7.500%, 4/15/2033	2,486,534
6,430,461		Federal Home Loan Mortgage Corp. REMIC 3144 FB, 1.545%, 4/15/2036	6,231,339
4,149,888		Federal Home Loan Mortgage Corp. REMIC 3175 FE, 1.505%, 6/15/2036	4,061,839
4,563,429		Federal Home Loan Mortgage Corp. REMIC 3179 FP, 1.575%, 7/15/2036	4,458,435
1,412,175		Federal Home Loan Mortgage Corp. REMIC 3206 FE, 1.595%, 8/15/2036	1,375,845
4,466,428		Federal Home Loan Mortgage Corp. REMIC 3260 PF, 1.495%, 1/15/2037	4,269,671
881,712		Federal National Mortgage Association REMIC 2005-63 FC, 0.721%, 10/25/2031	840,241
1,383,563		Federal National Mortgage Association REMIC 2006-43 FL, 0.871%, 6/25/2036	1,335,828
4,119,258		Federal National Mortgage Association REMIC 2006-58 FP, 0.771%, 7/25/2036	3,977,839
5,150,577		Federal National Mortgage Association REMIC 2006-81 FB, 0.821%, 9/25/2036	4,979,723
5,364,279		Federal National Mortgage Association REMIC 2006-85 PF, 0.851%, 9/25/2036	5,100,820
1,678,865		Federal National Mortgage Association REMIC 2006-93 FM, 0.851%, 10/25/2036	1,617,828
317,799		Federal National Mortgage Association REMIC 361 1, PO STRIP, 0.000%, 10/1/2035	284,964
1,462,073		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	1,235,388
1,897,908		First Horizon Asset Securities, Inc. 2006-1, Class 2A1, 5.250%, 5/25/2021	1,463,337
3,147,515		First Horizon Mortgage Pass-Through Trust 2004-AR6, Class 4A1, 5.531%, 11/25/2034	2,358,997
1,973,948		Harborview Mortgage Loan Trust 2006-4, Class 2A1A, 0.781%, 5/19/2047	786,630
3,583,975		Indymac IMJA Mortgage Loan Trust 2007-A2, Class 2A1, 6.500%, 10/25/2037	2,416,461
3,578,582		Lehman Mortgage Trust 2007-8, Class 2A2, 6.500%, 9/25/2037	2,412,824
3,365,889		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	2,534,398
1,761,413		Washington Mutual 2006-AR1, Class 2A1B, 3.326%, 1/25/2046	573,663
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $76,071,503)	64,831,827
		ADJUSTABLE RATE MORTGAGES--5.1%
5,627,323		Federal Home Loan Mortgage Corp. ARM, 5.539%, 9/1/2036	5,670,957
2,441,497		Federal National Mortgage Association ARM, 5.267%, 1/1/2037	2,477,499
4,671,798		Federal National Mortgage Association ARM, 5.394%, 5/1/2037	4,767,920
6,787,522		Federal National Mortgage Association ARM, 5.619%, 2/1/2037	6,949,343
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $19,630,754)	19,865,719
Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES--2.5%
$3,000,000		Banc of America Commercial Mortgage, Inc. 2007-1, Class A2, 5.381%, 1/15/2049	$2,266,805
3,000,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4, Class A3, 5.293%, 12/11/2049	1,959,884
3,560,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Class A4, 5.886%, 11/15/2044	2,551,389
1,250,000		Merrill Lynch Mortgage Trust 2008-C1, Class A2, 5.425%, 2/12/2051	885,658
3,000,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Class A2, 5.331%, 3/12/2051	2,239,405
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $13,880,871)	9,903,141
		REPURCHASE AGREEMENTS--2.6%
4,367,000	[2]	Interest in $25,868,000 joint repurchase agreement 0.30%, dated 12/18/2008 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $25,875,329 on 1/21/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 2/15/2036 and the market value of those underlying securities was $26,647,371 (segregated pending settlement of dollar-roll transactions).	4,367,000
5,968,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704.	5,968,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	10,335,000
		TOTAL INVESTMENTS--111.9% (IDENTIFIED COST $436,511,365) [3]	439,990,339
		OTHER ASSETS AND LIABILITIES - NET--(11.9)% [4]	(46,868,525)
		TOTAL NET ASSETS--100%	$393,121,814

1 All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

2 Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

3 The cost of investments for federal tax purposes amounts to $435,380,847.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$ --
Level 2--Other Significant Observable Inputs	439,990,339
Level 3--Significant Unobservable Inputs	--
TOTAL	$439,990,339

The following acronyms are used throughout this portfolio:

ARM	--Adjustable Rate Mortgages
PO	--Principal Only
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value (identified cost $436,511,365)		$439,990,339
Cash		746
Income receivable		2,864,889
Receivable for shares sold		55,965
TOTAL ASSETS		442,911,939
Liabilities:
Payable for investments purchased	$44,837,787
Payable for Directors'/Trustees' fees	160
Payable for shares redeemed	4,923,770
Accrued expenses	28,408
TOTAL LIABILITIES		49,790,125
Net assets for 34,337,896 shares outstanding		$393,121,814
Net Assets Consist of:
Paid-in capital		$375,681,418
Net unrealized appreciation of investments		3,478,974
Accumulated net realized loss on investments and futures contracts		(4,780,530)
Undistributed net investment income		18,741,952
TOTAL NET ASSETS		$393,121,814
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$393,121,814 ÷ 34,337,896 shares outstanding, no par value, unlimited shares authorized		$11.45

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest (including income on securities loaned of $50,499)		$20,407,569
Expenses:
Investment adviser fee (Note 5)	$2,434,911
Administrative personnel and services fee (Note 5)	317,054
Custodian fees	32,213
Transfer and dividend disbursing agent fees and expenses	14,965
Directors'/Trustees' fees	4,364
Auditing fees	19,500
Legal fees	14,272
Portfolio accounting fees	94,481
Printing and postage	36,757
Insurance premiums	3,908
Miscellaneous	2,091
TOTAL EXPENSES	2,974,516
Waiver of administrative personnel and services fee (Note 5)	(8,296)
Net expenses		2,966,220
Net investment income		17,441,349
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		4,931,076
Net realized gain on futures contracts		972,191
Net change in unrealized appreciation of investments		(6,642,799)
Net change in unrealized appreciation of futures contracts		(67,126)
Net realized and unrealized loss on investments and futures contracts		(806,658)
Change in net assets resulting from operations		$16,634,691

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,441,349	$19,717,031
Net realized gain (loss) on investments and futures contracts	5,903,267	(1,046,916)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(6,709,925)	6,454,228
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,634,691	25,124,343
Distributions to Shareholders:
Distributions from net investment income	(20,059,232)	(18,409,481)
Share Transactions:
Proceeds from sale of shares	67,973,296	54,502,208
Net asset value of shares issued to shareholders in payment of distributions declared	20,059,232	18,409,481
Cost of shares redeemed	(113,740,120)	(65,076,322)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(25,707,592)	7,835,367
Change in net assets	(29,132,133)	14,550,229
Net Assets:
Beginning of period	422,253,947	407,703,718
End of period (including undistributed net investment income of $18,741,952 and $20,058,880, respectively)	$393,121,814	$422,253,947

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2008, the Fund had a net realized gain on futures contracts of $972,191.

At December 31, 2008, the Fund had no outstanding futures contracts.

Dollar-Roll Transactions

The Fund may engage in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.

Securities Lending

The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, the Fund had no outstanding securities on loan.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	6,011,816	4,846,481
Shares issued to shareholders in payment of distributions declared	1,797,422	1,667,483
Shares redeemed	(10,098,278)	(5,829,884)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,289,040)	684,080

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll adjustments.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,300,955	$(1,300,955)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$20,059,232	$18,409,481

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,841,015
Net unrealized appreciation	$ 4,609,494
Capital loss carryforwards	$ (6,010,113)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for paydown adjustments, deflation deferral adjustments and dollar-roll adjustments.

At December 31, 2008, the cost of investments for federal tax purposes was $435,380,847. The net unrealized appreciation of investments for federal tax purposes was $4,609,492. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,171,946 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,562,454.

At December 31, 2008, the Fund had a capital loss carryforward of $6,010,113 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$4,543,327
2015	$1,466,786

The Fund used capital loss carryforwards of $4,170,798 to offset taxable capital gains realized during the year ended December 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $8,296 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$ 1,256,853
Sales	$10,457,074

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED FUND FOR U.S GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Fund for U.S Government Securities II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Fund forU.S. Government Securities II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$7.49		$7.85		$7.74		$8.20		$7.99
Income From Investment Operations:
Net investment income	0.58	[2]	0.55	[2]	0.58	[2]	0.57	[2]	0.58	[2]
Net realized and unrealized gain (loss) on investments	(2.37)		(0.29)		0.20		(0.37)		0.21
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.26		0.78		0.20		0.79
Less Distributions:
Distributions from net investment income	(0.67)		(0.62)		(0.67)		(0.66)		(0.58)
Net Asset Value, End of Period	$5.03		$7.49		$7.85		$7.74		$8.20
Total Return [3]	(25.99)%		3.43%		10.80%		2.66%		10.46%

Ratios to Average Net Assets:
Net expenses	0.79%		0.77%		0.77%		0.75%		0.74%
Net investment income	8.96%		7.29%		7.66%		7.40%		7.44%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$117,303		$196,470		$236,432		$248,538		$311,095
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$7.45		$7.81		$7.70		$8.17		$7.97
Income From Investment Operations:
Net investment income	0.56	[2]	0.53	[2]	0.56	[2]	0.55	[2]	0.56	[2]
Net realized and unrealized gain (loss) on investments	(2.35)		(0.28)		0.20		(0.38)		0.20
TOTAL FROM INVESTMENT OPERATIONS	(1.79)		0.25		0.76		0.17		0.76
Less Distributions:
Distributions from net investment income	(0.65)		(0.61)		(0.65)		(0.64)		(0.56)
Net Asset Value, End of Period	$5.01		$7.45		$7.81		$7.70		$8.17
Total Return [3]	(26.09)%		3.19%		10.57%		2.27%		10.16%

Ratios to Average Net Assets:
Net expenses	1.04%		1.02%		1.02%		1.00%		0.99%
Net investment income	8.68%		7.04%		7.42%		7.14%		7.19%
Expense waiver/reimbursement [4]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]	0.00	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$55,262		$89,486		$97,175		$89,627		$111,572
Portfolio turnover	15%		31%		38%		33%		55%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense
Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 750.70	$3.52
Service Shares	$1,000	$ 750.00	$4.62
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.11	$4.06
Service Shares	$1,000	$1,019.86	$5.33

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.80%
Service Shares	1.05%

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was (25.99)% for the Primary Shares and (26.09)% for the Service Shares. The total return of the Barclay's Capital (formerly Lehman Brothers) High Yield 2% Issuer Constrained Index (BCHY2%ICI), 1 a broad-based securities market index, was (25.88)% during the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares. The fund's total return consisted of 6.85% of income and (32.84%) of capital depreciation in the net asset value of the shares.

MARKET OVERVIEW

The high yield market performed poorly over the reporting period as a global credit crisis negatively impacted the market for most risk-based assets, including high yield bonds. The BCHY2%ICI experienced its three worst individual months ever in September, October and November of 2008 registering total returns of (7.68)%, (16.09)% and (8.77)%, respectively. The global credit crisis, which started in the mortgage and structured products markets, quickly spread through most sectors of the security markets resulting in the bankruptcy of Lehman Brothers and Washington Mutual as well as the propping up/bailing out of Fannie Mae, Freddie Mac, AIG and the Big Three U.S. automakers. Governments worldwide injected money into their banking systems to keep them solvent. The unwillingness of financial institutions to lend--even to each another--due to the uncertainty caused a contraction of private credit availability resulting in a substantial slowing of the U.S. and world economies. Third quarter U.S. GDP contracted 0.5% with expectations for the fourth quarter of 2008 and the first quarter of 2009 substantially worse. These economic concerns coupled with the unwillingness of lenders to extend credit and a general trend toward deleveraging by financial entities (e.g., banks, hedge funds, insurance companies and Wall Street brokers) put substantial pressure on the high yield market. As an indication, the spread between the Credit Suisse High Yield Bond Index 2 and comparable Treasuries increased from 5.89% on December 31, 2007 to 17.06% on December 31, 2008. Interestingly, default activity continued to be somewhat muted given the substantial pressure in the lending markets. According to the Altman High Yield Bond Default and Return Report, 3 the default rate for the high yield market for the first nine months of 2008 was 2.03%, well below the average rate of 4.03% between 1985 and 2007.

Within the high yield market, major industry sectors that substantially outperformed the overall BCHY2%ICI included Environmental, Food and Beverage, Wireless Telecommunications, Aerospace and Defense, Electric Utilities, Packaging and Health Care. The major industry sectors that underperformed the overall BCHY2%ICI included Paper, Chemicals, Automotive, Building Materials, Media Non-Cable and Gaming. Higher credit quality sectors of the market outperformed with BB-rated securities returning (17.3)% compared to (26.4)% and (43.9)% for the B-rated and CCC-rated sector respectively.

1 The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCCHYI). The BCCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cash flows.

2 Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cash flows.

3 Source: Altman High Yield Bond Default and Return Report.

Fund Performance

The fund modestly underperformed the BCHY2%ICI for the reporting period. Compared to the BCHY2%ICI, security selection positively impacted performance. This was especially true in the Consumer Products, Energy and Retail sectors. Strong security selection in the Chemical and Gaming sectors offset industry overweights, relative to the BCHY2%ICI, in these underperforming areas. The fund also benefited from being overweight, relative to the BCHY2%ICI, to the strong performing Aerospace and Defense and Industrial--Other sectors while being underweight, relative to the BCHY2%ICI, to the poor performing Financial Institutions and Paper sectors. An overweight position, relative to the BCHY2%ICI, in the strong performing Food and Beverage sector and an underweight position, relative to the BCHY2%ICI, in the underperforming Automotive sector were somewhat offset by poor security selection in these sectors. Given the substantial negative returns for the market, modest cash positions held by the fund positively impacted performance. Specific fund holdings that significantly outperformed the BCHY2%ICI included wireless providers Alltel Corp., Centennial Communications and U.S. Unwired; florist FTD Inc.; Norcross Safety Products, a manufacturer of safety and protective equipment; Compass Minerals, manufacturer and distributor of salt based products; Superior Essex Corp., a wire and cable supplier; and DRS Technologies, a supplier of integrated products and services to military forces.

The fund's performance was negatively impacted by an underweight, relative to the BCHY2%ICI, in the strong relative performing Electric Utility, Home Construction and Supermarket sectors. The fund was also overweight, relative to the BCHY2%ICI, to the poor performing Media Non-Cable sector. The fund was negatively impacted by poor security selection in the Health Care sector somewhat offset by its overweight position, relative to the BCHY2%ICI, in this strong performing sector. Compared to the BCHY2%ICI, the fund's overweight position, in the poor performing B-rated and CCC-rated quality sectors negatively impacted performance. Specific fund holdings that substantially underperformed the BCHY2%ICI included slot machine operator Herbst Gaming; poultry producer Pilgrim's Pride; yellow page publisher Idearc; casino developer Fontainebleau Las Vegas; chemical company Nell AF SARL; theme park operator Hard Rock Park Operations; and aluminum fabricator Aleris International.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Primary Shares (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA) 2 and the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(25.99)%
5 Years	(0.78)%
10 Years	1.18%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LFHCYA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LFHCYA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated High Income Bond Fund II - Service Shares (the "Fund") from April 28, 2000 to December 31, 2008, compared to the Lipper Variable Underlying Funds High Current Yield Average (LFHCYA) 2 and the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI).

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(26.09)%
5 Years	(1.02)%
Start of Performance (4/28/2000)	1.28%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LFHCYA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LFHCYA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Health Care	8.8%
Media - Non-Cable	7.4%
Industrial - Other	5.9%
Food & Beverage	5.8%
Utility - Electric	5.6%
Utility - Natural Gas	5.1%
Gaming	4.9%
Energy	4.9%
Technology	4.7%
Consumer Products	4.2%
Wireless Communications	3.9%
Other [2]	29.3%
Cash Equivalents [3]	3.4%
Other Assets and Liabilities--Net [4]	6.1%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Principal Amount			Value
		CORPORATE BONDS--90.3%
		Aerospace/Defense--3.3%
$875,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$791,875
475,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Unsecd. Note, 8.875%, 4/1/2015	163,875
400,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	110,000
2,550,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,326,875
1,025,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	394,625
454,170	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	147,605
1,050,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	866,250
700,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	514,500
650,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	412,750
		TOTAL	5,728,355
		Automotive--3.1%
800,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	144,000
1,400,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	399,000
1,675,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 7.569%, 1/13/2012	1,090,844
1,450,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,059,850
450,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	332,145
1,275,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	831,551
3,375,000		General Motors Corp., Deb., 7.40%, 9/1/2025	573,750
1,025,000		General Motors Corp., Note, 8.375%, 7/15/2033	184,500
650,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	250,250
1,150,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	488,750
		TOTAL	5,354,640
		Building Materials--0.7%
600,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	450,000
500,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	117,500
775,000		Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	313,875
450,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	245,250
		TOTAL	1,126,625
		Chemicals--2.9%
1,225,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	630,875
337,000		Compass Minerals International, Inc., Sr. Disc. Note, 12.00%, 6/1/2013	337,842
1,275,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	369,750
800,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	564,000
675,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	540,746
664,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	481,400
775,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	658,750
625,000	[1,2,5]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	18,750
825,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	610,500
650,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	535,727
225,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	201,633
		TOTAL	4,949,973
Principal Amount			Value
		CORPORATE BONDS--continued
		Construction Machinery--0.5%
$1,400,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	$777,000
		Consumer Products--4.2%
1,275,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	847,875
617,781		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	151,356
675,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	523,125
1,350,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	928,125
1,500,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	1,117,500
1,775,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,464,375
950,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	565,250
875,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	284,375
1,925,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	1,434,125
		TOTAL	7,316,106
		Energy--4.9%
1,050,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	603,750
925,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	670,625
1,375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,189,375
450,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	263,250
650,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	412,750
275,000	[1,2]	Forest Oil Corp., 7.25%, 6/15/2019	202,125
850,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	624,750
1,200,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	852,000
275,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	176,000
600,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	369,000
825,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	581,132
450,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	310,500
250,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	172,500
900,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	684,000
125,000		Range Resources Corp., Sr. Sub. Note, 7.25%, 5/1/2018	105,000
350,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	307,125
550,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	479,875
325,000	[1,2]	Sandridge Energy, Inc., 8.00%, 6/1/2018	182,000
250,000	[1,2]	Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	220,000
		TOTAL	8,405,757
		Entertainment--0.6%
1,025,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	834,094
775,000	[1,3,4]	Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	42,625
350,000		Universal City Florida Holding Co., Floating Rate Note, 7.9425%, 5/1/2010	152,250
		TOTAL	1,028,969
		Environmental--0.6%
425,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	392,062
600,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	566,625
		TOTAL	958,687
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institutions--2.5%
$2,534,400	[1,2,7]	General Motors Acceptance Corp., 6.875%, 9/15/2011	$2,152,466
844,800	[1,2,7]	General Motors Acceptance Corp., 8.00%, 11/1/2031	559,511
570,240	[1,2,7]	General Motors Acceptance Corp., Note, 7.00%, 2/1/2012	450,490
350,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	313,687
1,500,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	339,375
1,125,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	568,125
		TOTAL	4,383,654
		Food & Beverage--5.8%
1,700,000		ASG Consolidated LLC, Sr. Disc. Note, 11.50%, 11/1/2011	1,453,500
1,075,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	978,250
775,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 6.693%, 2/1/2015	589,000
1,225,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,047,375
275,000		Constellation Brands, Inc., 8.375%, 12/15/2014	262,625
450,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	427,500
325,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	308,750
1,350,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	1,154,250
425,000	[1,2,6]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	104,125
1,250,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,081,250
1,200,000	[3,4]	Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	78,000
900,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	585,000
800,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	436,000
1,775,000		Reddy Ice Group, Inc., Sr. Disc. Note, 10.50%, 11/1/2012	789,875
800,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	518,000
325,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	186,875
		TOTAL	10,000,375
		Gaming--4.9%
1,125,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 10.25%, 6/15/2015	115,312
850,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	684,250
675,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	462,375
1,050,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	9,188
1,175,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	646,250
232,293	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	91,756
1,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	545,625
200,000	[1,2]	MGM Mirage, 13.00%, 11/15/2013	191,500
1,275,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	822,375
700,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	447,125
625,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	375,000
1,100,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	808,500
850,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	650,250
975,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	711,750
1,050,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	530,250
525,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	417,375
1,325,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	1,007,000
		TOTAL	8,515,881
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--8.8%
$650,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	$607,750
1,100,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	759,000
500,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	376,250
675,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	545,062
1,600,000		Biomet, Inc., Sr. Sub. Note, Series WI, 11.625%, 10/15/2017	1,376,000
1,175,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	713,812
725,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	340,750
2,700,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	2,112,750
1,550,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	1,426,000
1,375,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	1,089,688
1,050,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	866,250
1,050,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	651,000
250,000		Universal Hospital Services, Inc., Floating Rate Note - Sr. Secured Note, 5.943%, 6/1/2015	153,750
550,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	393,250
1,425,000		VWR Funding, Inc., Unsecd. Note, Series WI, 10.25%, 7/15/2015	904,875
250,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	197,500
825,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	693,000
1,425,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	1,090,125
225,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	172,125
375,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	295,313
1,438,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	481,730
		TOTAL	15,245,980
		Industrial - Other--5.9%
1,200,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	930,000
550,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	415,250
1,375,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	586,094
800,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	600,000
525,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	396,375
725,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	641,625
600,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	423,000
1,725,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	1,259,250
650,000		General Cable Corp., Floating Rate Note - Sr. Note, 6.258%, 4/1/2015	307,125
400,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	266,000
850,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	867,000
975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	775,125
1,425,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,004,625
125,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	85,625
575,000	[1,2]	SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	500,969
875,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	643,125
625,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	534,375
		TOTAL	10,235,563
Principal Amount			Value
		CORPORATE BONDS--continued
		Lodging--1.3%
$600,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	$465,000
1,300,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	1,053,000
925,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	531,875
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	151,250
		TOTAL	2,201,125
		Media - Cable--1.1%
1,300,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	604,500
1,050,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	939,750
450,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	355,500
		TOTAL	1,899,750
		Media - Non-Cable--7.4%
1,320,743		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	693,390
425,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	214,625
200,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	185,500
950,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	950,000
1,347,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	323,280
700,000		Dex Media, Inc., Discount Bond, 9.00%, 11/15/2013	133,000
1,250,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	1,046,875
725,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	308,125
1,575,000		Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	126,000
2,550,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	2,333,250
875,000	[1,2]	Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	669,375
725,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	527,438
300,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	218,250
725,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	581,813
1,200,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	726,000
1,350,000	[1,2]	Newport Television LLC, Sr. Note, 13.00%, 3/15/2017	109,687
500,000		Nexstar Broadcasting Group, Inc., 7.00%, 1/15/2014	218,125
975,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	663,000
950,000		R.H. Donnelly Corp, Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	133,000
1,100,000		R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	170,500
1,000,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	155,000
486,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	434,970
1,800,000		Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	164,250
1,625,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	822,656
1,100,000	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	143,000
1,800,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	558,000
550,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	129,250
		TOTAL	12,738,359
Principal Amount			Value
		CORPORATE BONDS--continued
		Metals & Mining--0.9%
$750,000		Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	$48,750
625,000		Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	104,687
1,100,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	903,250
869,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	508,365
		TOTAL	1,565,052
		Packaging--1.6%
825,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	740,437
1,175,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	517,000
1,475,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,475,000
141,585	[1,3,4,7]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	6,570
		TOTAL	2,739,007
		Paper--1.1%
1,650,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,146,750
300,000		NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	133,500
1,375,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	398,750
175,000	[1,2]	Rock-Tenn Co., 9.25%, 3/15/2016	163,625
		TOTAL	1,842,625
		Restaurants--0.8%
550,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	294,250
1,025,000		NPC International, Inc., 9.50%, 5/1/2014	748,250
700,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 4.496%, 3/15/2014	358,750
		TOTAL	1,401,250
		Retailers--2.7%
600,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	441,000
300,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 6.753%, 4/15/2013	207,000
725,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	576,375
600,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	516,000
1,325,000		General Nutrition Center, Company Guarantee, 7.584%, 3/15/2014	748,625
1,475,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	678,500
1,175,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	534,625
1,575,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	669,375
675,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	317,250
		TOTAL	4,688,750
		Services--1.3%
1,150,000	[1,2]	Ceridian Corp., Sr. Unsecd. Note, 11.50%, 11/15/2015	613,813
1,000,000		KAR Holdings, Inc., 10.00%, 5/1/2015	335,000
1,550,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	728,500
1,075,000		West Corp., Sr. Note, 9.50%, 10/15/2014	596,625
		TOTAL	2,273,938
Principal Amount			Value
		CORPORATE BONDS--continued
		Technology--4.7%
$1,375,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	$646,250
1,300,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	884,000
1,500,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	915,000
750,000		Freescale Semiconductor, Inc., Company Guarantee, 9.125%, 12/15/2014	176,250
1,175,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	522,875
1,300,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	201,500
1,200,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	615,000
1,200,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,060,500
975,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	511,875
569,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 9.383%, 4/1/2012	544,818
1,073,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	933,510
1,425,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	947,625
775,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	220,875
		TOTAL	8,180,078
		Tobacco--0.2%
500,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	391,250
		Transportation--1.8%
700,000	[3,4,7]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
1,100,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	820,875
900,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	558,000
1,475,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	680,344
400,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	318,000
200,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	129,000
800,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	533,000
800,000	[3,4,7]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	3,039,219
		Utility - Electric--5.6%
250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	214,458
1,650,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	1,146,750
1,800,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	1,611,000
350,000		Edison Mission Energy, Sr. Unsecd. Note, 7.00%, 5/15/2017	306,250
300,000	[1,2]	Energy Future Holdings Corp., Company Guarantee, 10.875%, 11/1/2017	214,500
340,092	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	295,980
1,275,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	1,051,875
300,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	281,250
950,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	876,375
1,250,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,165,625
1,100,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	849,905
225,000		TECO Finance, Inc., Unsub., Series WI, 6.75%, 5/1/2015	185,555
1,325,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Company Guarantee, 10.50%, 11/1/2015	947,375
700,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Sr. Note, 10.50%, 11/1/2015	500,500
		TOTAL	9,647,398
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utility - Natural Gas--5.1%
$1,250,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	$1,006,250
150,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	98,475
1,400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	945,000
400,000		Inergy LP, Company Guarantee, 8.25%, 3/1/2016	314,000
1,350,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	1,059,750
425,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	265,625
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	148,926
950,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	830,660
925,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	638,250
750,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	626,250
1,925,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	1,670,690
1,450,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	1,134,683
		TOTAL	8,738,559
		Wireless Communications--3.9%
975,000	[1,2]	Alltel Corp., Sr. Unsecd. Note, 10.375%, 12/1/2017	1,096,875
550,000		Centennial Communication Corp., Floating Rate Note - Sr. Note, 9.633%, 1/1/2013	536,250
550,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	572,000
976,498	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	620,076
800,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	684,000
1,475,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	1,327,500
1,350,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	567,258
675,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	480,038
1,300,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	917,813
		TOTAL	6,801,810
		Wireline Communications--2.1%
700,000		Citizens Communications Co., 9.00%, 8/15/2031	444,500
1,150,000	[1,2]	FairPoint Communications, Inc., Sr. Note, 13.125%, 4/1/2018	557,750
2,050,000		Qwest Corp., Note, 8.875%, 3/15/2012	1,906,500
825,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	686,813
		TOTAL	3,595,563
		TOTAL CORPORATE BONDS (IDENTIFIED COST $244,608,939)	155,771,298
		COMMON STOCKS--0.0%
		Consumer Products--0.0%
580	[1,3,7]	Sleepmaster LLC	6
		Industrial - Other--0.0%
17,542	[3]	Neenah Enterprises, Inc.	3,158
		Media - Cable--0.0%
7,305		Virgin Media, Inc.	36,452
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Metals & Mining--0.0%
23,013	[1,3,7]	Royal Oak Mines, Inc.	$451
		Other--0.0%
71	[1,3,7]	CVC Claims Litigation LLC	0
		Packaging--0.0%
3	[1,3,7]	Pliant Corp.	0
15,500	[1,3,7]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,088,606)	40,067
		WARRANT--0.0%
		Media - Non-Cable--0.0%
850	[3]	Sirius XM Radio Inc., Warrants (IDENTIFIED COST $146,665)	450
		PREFERRED STOCK--0.2%
		Finance - Commercial--0.2%
870	[1,2,7]	Preferred Blocker, Inc., 9% Dividend (IDENTIFIED COST $388,828)	419,804
		REPURCHASE AGREEMENT--3.4%
$5,786,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	5,786,000
		TOTAL INVESTMENTS--93.9% (IDENTIFIED COST $252,019,038) [8]	162,017,619
		OTHER ASSETS AND LIABILITIES - NET--6.1% [9]	10,547,056
		TOTAL NET ASSETS--100%	$172,564,675

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $28,678,849, which represented 16.6% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At December 31, 2008, these liquid restricted securities amounted to $28,062,009, which represented 16.3% of total net assets.

3 Non-income producing security.

4 Issuer in default.

5 On January 6, 2009, the issuer of this security filed for bankruptcy.

6 On January 15, 2009, the issuer of this security defaulted.

7 Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.

8 The cost of investments for federal tax purposes amounts to $255,002,790.

9 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$ 40,060
Level 2--Other Significant Observable Inputs	158,388,261
Level 3--Significant Unobservable Inputs	3,589,298
TOTAL	$162,017,619

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 1/1/2008	$1,291,221
Accrued discounts/premiums	14,642
Change in unrealized appreciation (depreciation)	924,428
Net purchases (sales)	1,025,038
Realized gain (loss)	(822,229)
Transfers in and/or out of Level 3	1,156,198
BALANCE AS OF 12/31/2008	$3,589,298

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value (identified cost $252,019,038)		$162,017,619
Cash		1,052,268
Income receivable		4,786,853
Receivable for shares sold		4,890,456
TOTAL ASSETS		172,747,196
Liabilities:
Payable for shares redeemed	$137,381
Payable for Directors'/Trustees' fees	487
Payable for custodian fees	2,024
Payable for transfer and dividend disbursing agent fees and expenses	5,549
Payable for portfolio accounting fees	19,691
Payable for distribution services fee (Note 5)	10,058
Accrued expenses	7,331
TOTAL LIABILITIES		182,521
Net assets for 34,350,625 shares outstanding		$172,564,675
Net Assets Consist of:
Paid-in capital		$315,488,993
Net unrealized depreciation of investments		(90,001,419)
Accumulated net realized loss on investments		(74,379,383)
Undistributed net investment income		21,456,484
TOTAL NET ASSETS		$172,564,675
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$117,302,505 ÷ 23,315,926 shares outstanding, no par value, unlimited shares authorized		$5.03
Service Shares:
$55,262,170 ÷ 11,034,699 shares outstanding, no par value, unlimited shares authorized		$5.01

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends		$1,169
Interest		23,032,578
TOTAL INCOME		23,033,747
Expenses:
Investment adviser fee (Note 5)	$1,419,784
Administrative personnel and services fee (Note 5)	190,000
Custodian fees	12,384
Transfer and dividend disbursing agent fees and expenses	28,084
Directors'/Trustees' fees	3,614
Auditing fees	25,000
Legal fees	13,760
Portfolio accounting fees	103,286
Distribution services fee--Service Shares (Note 5)	185,413
Printing and postage	68,594
Insurance premiums	3,630
Miscellaneous	3,680
TOTAL EXPENSES	2,057,229
Waiver of administrative personnel and services fee (Note 5)	(9,924)
Net expenses		2,047,305
Net investment income		20,986,442
Realized and Unrealized Loss on Investments:
Net realized loss on investments		(3,568,914)
Net change in unrealized depreciation of investments		(79,366,084)
Net realized and unrealized loss on investments		(82,934,998)
Change in net assets resulting from operations		$(61,948,556)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$20,986,442	$22,958,418
Net realized gain (loss) on investments	(3,568,914)	3,037,544
Net change in unrealized appreciation/depreciation of investments	(79,366,084)	(15,024,635)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(61,948,556)	10,971,327
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(16,534,260)	(17,755,579)
Service Shares	(7,318,866)	(7,315,449)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,853,126)	(25,071,028)
Share Transactions:
Proceeds from sale of shares	55,327,760	77,676,869
Net asset value of shares issued to shareholders in payment of distributions declared	23,018,008	24,266,460
Cost of shares redeemed	(105,935,688)	(135,494,995)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(27,589,920)	(33,551,666)
Change in net assets	(113,391,602)	(47,651,367)
Net Assets:
Beginning of period	285,956,277	333,607,644
End of period (including undistributed net investment income of $21,456,484 and $23,651,804, respectively)	$172,564,675	$285,956,277

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at December 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$ 590,616	$ --
Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	3/23/2006	$ 775,000	$ 42,625
Herbst Gaming, Inc. Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 - 4/24/2007	$1,032,156	$ 9,188
Pliant Corp.	7/18/2006	$ --	$ --
Royal Oak Mines, Inc.	7/31/1998 - 2/24/1999	$ 2,557	$ 451
Russell Stanley Holdings, Inc.	2/5/1999 - 12/28/2001	$ 1,250	$ --
Russell Stanley Holdings, Inc., Sr. Sub Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$ 729,840	$ 6,570
Sleepmaster LLC	12/23/2004	$ --	$ 6
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	11/30/2004 - 1/3/2006	$1,786,250	$558,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2008		2007
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	5,069,119	$31,360,063	4,841,230	$36,785,652
Shares issued to shareholders in payment of distributions declared	2,389,519	15,699,142	2,281,428	16,951,011
Shares redeemed	(10,373,867)	(67,056,886)	(11,018,517)	(83,771,671)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,915,229)	$(19,997,681)	(3,895,859)	$(30,035,008)

Year Ended December 31	2008		2007
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,875,586	$23,967,697	5,438,298	$40,891,217
Shares issued to shareholders in payment of distributions declared	1,117,384	7,318,866	987,240	7,315,449
Shares redeemed	(5,963,550)	(38,878,802)	(6,857,375)	(51,723,324)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(970,580)	$(7,592,239)	(431,837)	$(3,516,658)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,885,809)	$(27,589,920)	(4,327,696)	$(33,551,666)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bonds, discount accretion/premium amortization on debt securities and expiration of capital loss carryforwards.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(650,608)	$671,364	$(20,756)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$23,853,126	$25,071,028

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$21,490,585
Net unrealized depreciation	$(92,985,171)
Capital loss carryforwards	$(71,429,732)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bonds and discount accretion/premium amortization on debt securities.

At December 31, 2008, the cost of investments for federal tax purposes was $255,002,790. The net unrealized depreciation of investments for federal tax purposes was $92,985,171. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $469,112 and net unrealized depreciation from investments for those securities having an excess of cost over value of $93,454,283.

At December 31, 2008, the Fund had a capital loss carryforward of $71,429,732 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$27,754,606
2010	$32,328,794
2011	$ 5,944,935
2013	$ 50,909
2014	$ 948,345
2016	$ 4,402,143

Capital loss carryforwards of $667,067 expired during the year ended December 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $9,924 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC retained $462 of fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations and in-kind contributions, for the year ended December 31, 2008, were as follows:

Purchases	$33,492,746
Sales	$69,245,459

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated High Income Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated High Income Bond Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED HIGH INCOME BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated High Income Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$18.71	$17.11	$14.42	$13.22	$11.59
Income from Investment Operations:
Net investment income	0.07 [2]	0.13	0.00 [3]	0.07	0.00	[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.59)	1.50	2.72	1.13	1.63
TOTAL FROM INVESTMENT OPERATIONS	(8.52)	1.63	2.72	1.20	1.63
Less Distributions:
Distributions from net investment income	(0.09)	(0.03)	(0.03)	--	--
Net Asset Value, End of Period	$10.10	$18.71	$17.11	$14.42	$13.22
Total Return [4]	(45.72)%	9.55%	18.89%	9.08%	14.06%

Ratios to Average Net Assets:
Net expenses	1.57%	1.44%	1.49%	1.58%	1.57	% [5]
Net investment income	0.44%	0.71%	0.23%	0.50%	0.03%
Expense waiver/reimbursement [6]	0.23%	0.03%	0.03%	0.04%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,584	$76,550	$70,213	$58,700	$53,093
Portfolio turnover	212%	125%	83%	125%	87%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share number has been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

5 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.57% after taking into account this expense reduction for the year ended December 31, 2004.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense
Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 609.20	$7.28
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,016.09	$9.12

1 Expenses are equal to the Fund's annualized net expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended December 31, 2008 was (45.72)%. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index 1 (MSCI-EAFE GI), was (42.70)% for the same period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

During the reporting period, market confidence was severely shaken by bank failures in the United States and Europe, as the global financial system suffered a severe credit crisis. The U.S. government intervened to save failing institutions including Citigroup, AIG, Freddie Mac and Fannie Mae. Further, the U.S. government took significant equity stakes in Goldman Sachs, Morgan Stanley, JPMorgan, Bank of America and a number of regional banks. The contagion also spread across the Atlantic, where European governments were forced to save failing institutions including Fortis, Dexia, Bradford & Bingley, Glitnir, Landsbanki, Kaupthing and Hypo Real Estate. European governments also took significant equity stakes in key financial institutions, including Royal Bank of Scotland, Lloyds, HBOS, UBS and Credit Agricole. Despite unprecedented stimulus from Central Banks around the world, global markets continued to experience high levels of risk and volatility through the end of the reporting period.

Over the course of the year, investors became increasingly concerned about the possibility of a protracted global recession, as economic data has continued to deteriorate. These fears, along with weakened demand in the developed world, effectively reversed a commodity surge. After climbing to record levels in the first half of the year, commodities hit an inflection point in early July and subsequently fell precipitously.

In response to deteriorating economic conditions, governments around the globe pushed back with unprecedented vigor, utilizing the full range of available policy tools. Through a series of largely coordinated actions, central banks cut interest rates with extreme prejudice. The United States and Japan cut rates to nearly 0% while the European Central Bank lowered rates by 225 basis points. Additionally, the U.S., European and Asian governments enacted a wide range of economic bailout measures including the guaranteeing of bank deposits, direct investment into financial institutions, nationalization of failing banks, direct purchases of commercial paper and economic stimulus plans.

By region, the theory of economic decoupling quickly faded as emerging markets were hit hard by falling commodity prices. The MSCI Emerging Markets Growth Index 2 returned (56.31)% during the reporting period. From a developed market perspective, Japanese growth stocks outperformed their U.S. and European counterparts. The MSCI Japan Growth 3 was down 34.56%, while the MSCI USA Growth 3 slid 39.22% and the MSCI Europe Growth 4 fell 43.68%.

1 MSCI-EAFE GI is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made directly in an index.

2 MSCI Emerging Markets Growth Index is designed to measure performance of growth stocks in 25 global emerging market countries. Investments cannot be made directly in an index.

3 Country Indices--to construct a country index, every listed security in the market is identified. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®) and screened by size, liquidity and minimum free float.

4 MSCI Europe Growth Index is an unmanaged market-capitalization-weighted equity index comprising 16 European nations. Each MSCI Country Index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made directly in an index.

Fund Performance

The fund benefited from strong stock selection and a relative underweight position in the United Kingdom, strong stock selection and an overweight position in Israel and strong stock selection in Australia. 5 Relative outperformance was also driven by the fund's overweight position and strong stock selection in Health Care, as well as stock selection in Consumer Staples.

Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: St George Bank Ltd., an Australian bank that was acquired in May by rival firm Westpac Banking, which gained 32.53% during the reporting period; Sun Pharmaceuticals Ltd., an Indian pharmaceutical firm that produces drugs for diabetes, cardiology, neurology, psychiatry and gastroenterology, which gained 40.96% during the reporting period; and iShares MSCI Japan, which outperformed on a relative basis as Japan outperformed largely due to the strength of the yen.

Stock selection in Japan, Canada and Germany adversely affected the fund's performance. On a sector basis, relative underperformance was delivered by stock selection in Consumer Discretionary, Materials and Industrials.

Stocks that most significantly detracted from performance included: China Cosco Holdings Ltd., a Chinese shipping firm, which fell 79.32% during the reporting period; Yara International ASA, a Norwegian fertilizer producer, which fell 70.66% during the reporting period; and Nikon Corp., a Japanese camera producer, which was down 61.36% for the reporting period.

5 International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL EQUITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Equity Fund II (the "Fund") from December 31, 1998 to December 31, 2008, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (MSCI-EAFE GI). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(45.72)%
5 Years	(2.53)%
10 Years	(1.00)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE GI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE GI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Tables (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	15.0%
United Kingdom	13.4%
Japan	13.2%
Spain	7.6%
Canada	6.1%
Brazil	4.3%
Australia	4.0%
Germany	3.8%
Taiwan	3.3%
France	3.2%
Hong Kong	3.1%
China	3.0%
Netherlands	2.8%
United States	1.9%
Norway	1.7%
Israel	1.5%
Italy	1.5%
Singapore	1.5%
Ireland	1.2%
Portugal	0.9%
Other Securities [2]	4.3%
Securities Lending Collateral [3]	1.3%
Cash Equivalents [4]	3.7%
Other Assets and Liabilities--Net [5]	(2.3)%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Other Securities include an Exchange-Traded Fund.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements (other than those representing securities lending collateral).

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At December 31, 2008, the Fund's sector classification composition 6 was as follows:

Sector Classification	Percentage of Total Net Assets
Health Care	13.8%
Consumer Staples	13.7%
Industrials	11.9%
Financials	9.9%
Materials	9.5%
Consumer Discretionary	8.6%
Information Technology	8.1%
Energy	7.5%
Telecommunication Services	5.9%
Utilities	4.1%
Other Securities [2]	4.3%
Securities Lending Collateral [3]	1.3%
Cash Equivalents [4]	3.7%
Other Assets and Liabilities--Net [5]	(2.3)%
TOTAL	100.0%

6 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

December 31, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--91.3%
		AUSTRALIA--4.0%
		Materials--2.5%
15,000		BHP Billiton Ltd.	$315,920
		Pharmaceuticals, Biotechnology & Life Sciences--1.5%
8,100		CSL Ltd.	191,269
		TOTAL AUSTRALIA	507,189
		BRAZIL--2.6%
		Energy--1.0%
6,300	[1]	Petroleo Brasileiro SA, ADR	128,583
		Materials--1.6%
18,400		Companhia Vale Do Rio Doce, ADR	195,960
		TOTAL BRAZIL	324,543
		CANADA--6.1%
		Energy--2.9%
10,200		Nexen, Inc.	177,230
18,800		Talisman Energy, Inc.	185,487
		TOTAL	362,717
		Food & Staples Retailing--1.5%
4,700		Shoppers Drug Mart Corp.	182,936
		Materials--1.7%
3,000		Potash Corp. of Saskatchewan, Inc.	219,660
		TOTAL CANADA	765,313
		CHINA--3.0%
		Capital Goods--1.6%
137,000	[1]	China Railway Construction Corp.	205,601
		Food, Beverage & Tobacco--1.4%
84,000		Tsingtao Brewery Co. Ltd.	175,434
		TOTAL CHINA	381,035
		FRANCE--3.2%
		Capital Goods--1.3%
2,800		Nexans SA	167,230
		Food, Beverage & Tobacco--1.9%
4,000		Groupe Danone	241,420
		TOTAL FRANCE	408,650
		GERMANY, FEDERAL REPUBLIC OF--3.8%
		Capital Goods--1.3%
4,650	[1]	SGL Carbon AG	158,878
		Utilities--2.5%
7,800		E.On AG	315,410
		TOTAL GERMANY, FEDERAL REPUBLIC OF	474,288
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		HONG KONG--3.1%
		Diversified Financials--1.6%
21,100		Hong Kong Exchanges & Clearing Ltd.	$202,292
		Real Estate--1.5%
22,000		Sun Hung Kai Properties	184,984
		TOTAL HONG KONG	387,276
		IRELAND--1.2%
		Pharmaceuticals, Biotechnology & Life Sciences--1.2%
7,700	[1]	ICON PLC, ADR	151,613
		ISRAEL--1.5%
		Pharmaceuticals, Biotechnology & Life Sciences--1.5%
4,500		Teva Pharmaceutical Industries Ltd., ADR	191,565
		ITALY--1.5%
		Energy--1.5%
8,200		ENI SpA	194,306
		JAPAN--13.2%
		Banks--1.7%
50		Sumitomo Mitsui Financial Group, Inc.	216,588
		Capital Goods--2.3%
22,400		Komatsu Ltd.	283,742
		Consumer Durables & Apparel--3.1%
11,000		Panasonic Corp.	137,834
6,400		Shimano, Inc.	256,425
		TOTAL	394,259
		Health Care Equipment & Services--2.1%
5,700		Terumo Corp.	266,937
		Retailing--2.5%
4,500		Yamada Denki	312,398
		Technology Hardware & Equipment--1.5%
900		Keyence Corp.	184,280
		TOTAL JAPAN	1,658,204
		NETHERLANDS--2.8%
		Pharmaceuticals, Biotechnology & Life Sciences--1.4%
9,800	[1,2]	Qiagen NV	172,088
		Telecommunication Services--1.4%
12,600		Koninklijke KPN NV	182,711
		TOTAL NETHERLANDS	354,799
		NORWAY--1.7%
		Materials--1.7%
9,800		Yara International ASA	214,197
		PORTUGAL--0.9%
		Energy-0.9%
11,900		Galp Energia SGPS SA	119,798
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SINGAPORE--1.5%
		Diversified Financials--1.5%
51,000		Singapore Exchange Ltd.	$182,732
		SPAIN--7.6%
		Banks--1.9%
24,525		Banco Santander, S.A.	236,694
		Software & Services--1.5%
8,566		Indra Sistemas SA	194,637
		Telecommunication Services--2.6%
14,400		Telefonica SA	322,783
		Utilities--1.6%
9,000		Enagas	197,437
		TOTAL SPAIN	951,551
		SWITZERLAND--15.0%
		Capital Goods--2.3%
18,900		ABB Ltd.	284,903
		Consumer Durables & Apparel--1.8%
11,800		Compagnie Financiere Richemont SA, Class A	229,092
		Food, Beverage & Tobacco--3.8%
12,100		Nestle SA	476,892
		Health Care Equipment & Services--0.5%
700		Alcon, Inc.	62,433
		Materials--2.0%
1,304		Syngenta AG	252,625
		Pharmaceuticals, Biotechnology & Life Sciences--4.6%
4,300		Novartis AG, ADR	213,968
2,365		Roche Holding AG	364,053
		TOTAL	578,021
		TOTAL SWITZERLAND	1,883,966
		TAIWAN, PROVINCE OF CHINA--3.3%
		Semiconductors & Semiconductor Equipment--1.5%
23,200		Taiwan Semiconductor Manufacturing Co., ADR	183,280
		Technology Hardware & Equipment--1.8%
22,700		High Tech Computer Corp.	228,981
		TOTAL TAIWAN, PROVINCE OF CHINA	412,261
		UNITED KINGDOM--13.4%
		Capital Goods--1.5%
14,600		Smiths Group PLC	187,978
		Commercial & Professional Services--1.6%
31,500		Serco Group PLC	205,016
		Energy--1.1%
19,450		Amec PLC	138,825
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Food, Beverage & Tobacco--4.2%
14,400		Diageo PLC	$200,312
12,100		Imperial Tobacco Group PLC	323,229
		TOTAL	523,541
		Household & Personal Products--1.0%
3,400		Reckitt Benckiser PLC	126,665
		Media--1.2%
20,300		Reed Elsevier PLC	147,963
		Pharmaceuticals, Biotechnology & Life Sciences--1.0%
8,500		Shire Ltd.	124,302
		Software & Services--1.8%
16,800	[1]	Autonomy Corp. PLC	231,237
		TOTAL UNITED KINGDOM	1,685,527
		UNITED STATES--1.9%
		Telecommunication Services--1.9%
16,500	[1]	Turkcell Iletisim Hizmetleri A.S., ADR	240,570
		TOTAL COMMON STOCKS (IDENTIFIED COST $15,208,844)	11,489,383
		PREFERRED STOCK--1.7%
		BRAZIL--1.7%
		Banks--1.7%
19,400		Banco Itau Holding Financeira SA Preference (IDENTIFIED COST $297,901)	222,507
		EXCHANGE-TRADED MUTUAL FUND--4.3%
56,100		iShares MSCI Japan (IDENTIFIED COST $459,475)	538,560
		REPURCHASE AGREEMENTS--5.0%
$465,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704.	465,000
154,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704 (purchased with proceeds from securities lending collateral).	154,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	619,000
		TOTAL INVESTMENTS--102.3% (IDENTIFIED COST $16,585,220) [3]	12,869,450
		OTHER ASSETS AND LIABILITIES - NET--(2.3)% [4]	(285,541)
		TOTAL NET ASSETS--100%	$12,583,909

1 Non-income-producing security.

2 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $16,796,189.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At December 31, 2008, the Fund had an outstanding foreign exchange contract as follows:

Settlement Date	Foreign Currency Unit to Receive	In Exchange For	Contract at Value	Unrealized Depreciation
Contract Purchased:
1/5/2009	12,450 Euro	$17,406	$17,306	$(100)

Unrealized Depreciation on the Foreign Exchange Contract is included in "Other Assets and Liabilities--Net."

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--Quoted prices in active markets for identical securities

Level 2--Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices and Investments in Mutual Funds	$ 2,843,933	$(100)
Level 2--Other Significant Observable Inputs	10,025,517	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$12,869,450	$(100)

* Other financial instruments include a foreign exchange contract.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value, including $151,016 of securities loaned (identified cost $16,585,220)		$12,869,450
Cash		994
Cash denominated in foreign currencies (identified cost $4,126)		3,870
Income receivable		60,631
Receivable for shares sold		7,153
TOTAL ASSETS		12,942,098
Liabilities:
Payable for investments purchased	$160,646
Payable for Directors'/Trustees' fees	156
Payable for auditing fees	27,250
Payable for shares redeemed	539
Payable for collateral due to broker for securities lending	154,000
Payable for foreign exchange contracts	100
Accrued expenses	15,498
TOTAL LIABILITIES		358,189
Net assets for 1,246,431 shares outstanding		$12,583,909
Net Assets Consist of:
Paid-in capital		$29,349,826
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(3,711,766)
Accumulated net realized loss on investments and foreign currency transactions		(13,433,952)
Undistributed net investment income		379,801
TOTAL NET ASSETS		$12,583,909
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$12,583,909 ÷ 1,246,431 shares outstanding, no par value, unlimited shares authorized		$10.10

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $88,960)			$852,022
Interest (including income on securities loaned of $27,700)			64,024
TOTAL INCOME			916,046
Expenses:
Investment adviser fee (Note 5)		$456,424
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		66,568
Transfer and dividend disbursing agent fees and expenses		13,395
Directors'/Trustees' fees		1,650
Auditing fees		28,250
Legal fees		11,694
Portfolio accounting fees		48,772
Printing and postage		14,342
Insurance premiums		2,956
Miscellaneous		28,576
TOTAL EXPENSES		822,627
Waivers (Note 5):
Waiver of investment adviser fee	$(81,334)
Waiver of administrative personnel and services fee	(24,545)
TOTAL WAIVERS		(105,879)
Net expenses			716,748
Net investment income			199,298
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(9,624,749)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(10,102,976)
Net realized and unrealized loss on investments and foreign currency transactions			(19,727,725)
Change in net assets resulting from operations			$(19,528,427)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$199,298	$532,786
Net realized gain (loss) on investments and foreign currency transactions	(9,624,749)	11,212,995
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(10,102,976)	(5,091,739)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(19,528,427)	6,654,042
Distributions to Shareholders:
Distributions from net investment income	(374,131)	(129,622)
Share Transactions:
Proceeds from sale of shares	5,164,805	14,195,617
Net asset value of shares issued to shareholders in payment of distributions declared	374,131	129,622
Cost of shares redeemed	(49,602,674)	(14,512,584)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(44,063,738)	(187,345)
Change in net assets	(63,966,296)	6,337,075
Net Assets:
Beginning of period	76,550,205	70,213,130
End of period (including undistributed net investment income of $379,801 and $374,092, respectively)	$12,583,909	$76,550,205

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$151,016	$154,000

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	308,452	783,802
Shares issued to shareholders in payment of distributions declared	22,403	7,365
Shares redeemed	(3,176,889)	(801,797)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,846,034)	(10,630)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$180,542	$(180,542)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$374,131	$129,622

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$379,801
Net unrealized depreciation	$(3,922,734)
Capital loss carryforwards	$(13,222,984)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2008, the cost of investments for federal tax purposes was $16,796,189. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation (depreciation) from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $3,926,739. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $317,211 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,243,950.

At December 31, 2008, the Fund had a capital loss carryforward of $13,222,984 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$3,581,556
2016	$9,641,428

5. Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $81,334 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.275% of average daily net assets of the Fund. FAS waived $24,545 of its fee. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$94,524,044
Sales	$135,868,298

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated International Equity Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Equity Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation, Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

Federated International Equity Fund II (the "Fund")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated International Equity Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$18.82		$16.46		$14.52		$13.07		$11.40
Income From Investment Operations:
Net investment income (loss)	(0.02	) [2]	(0.03	) [2]	(0.06	) [2]	(0.07	) [2]	(0.07	) [2]
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(7.27)		3.34		2.21		1.54		1.74
TOTAL FROM INVESTMENT OPERATIONS	(7.29)		3.31		2.15		1.47		1.67
Less Distributions:
Distributions from net investment income	(0.05)		--		--		--		--
Distributions from net realized gain on investments, written options and foreign currency transactions	(1.68)		(0.95)		(0.21)		(0.02)		(0.0007)
TOTAL DISTRIBUTIONS	(1.73)		(0.95)		(0.21)		(0.02)		(0.0007)
Net Asset Value, End of Period	$9.80		$18.82		$16.46		$14.52		$13.07
Total Return [3]	(41.79)%		21.04%		14.88%		11.24%		14.66%

Ratios to Average Net Assets:
Net expenses	1.53	% [4]	1.53	% [4]	1.50%		1.50%		1.50%
Net investment income (loss)	(0.14)%		(0.15)%		(0.40)%		(0.52)%		(0.63)%
Expense waiver/reimbursement [5]	0.39%		0.32%		0.48%		0.51%		1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,588		$61,696		$34,937		$40,202		$17,940
Portfolio turnover	71%		67%		58%		67%		77%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.53% and 1.53% for the year ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$18.61		$16.34		$14.45		$13.05		$11.40
Income From Investment Operations:
Net investment income (loss)	(0.05	) [2]	(0.07	) [2]	(0.10	) [2]	(0.10	) [2]	(0.11	) [2]
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(7.19)		3.29		2.20		1.52		1.76
TOTAL FROM INVESTMENT OPERATIONS	(7.24)		3.22		2.10		1.42		1.65
Less Distributions:
Distributions from net realized gain on investments, written options and foreign currency transactions	(1.68)		(0.95)		(0.21)		(0.02)		--
Net Asset Value, End of Period	$ 9.69		$18.61		$16.34		$14.45		$13.05
Total Return [3]	(41.91)%		20.63%		14.60%		10.88%		14.48%

Ratios to Average Net Assets:
Net expenses	1.78	% [4]	1.78	% [4]	1.75%		1.75%		1.75%
Net investment income (loss)	(0.37)%		(0.40)%		(0.64)%		(0.77)%		(0.90)%
Expense waiver/reimbursement [5]	0.39%		0.32%		0.48%		0.51%		1.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$62,180		$77,516		$66,714		$53,792		$37,120
Portfolio turnover	71%		67%		58%		67%		77%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.78% and 1.78% for the year ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 670.30	$6.42
Service Shares	$1,000	$ 669.70	$7.47
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.44	$7.76
Service Shares	$1,000	$1,016.19	$9.02

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.53%
Service Shares	1.78%

Management's Discussion of Fund Performance (unaudited)

The fund's Primary Shares and Service Shares produced total returns of (41.79)% and (41.91)%, respectively, based on the net asset value for the 12-month reporting period ended December 31, 2008. The fund's benchmark, the Russell Midcap Growth Index 1 had a total return of (44.32)% for the reporting period and the Lipper Variable Underlying Funds Mid-Cap Growth Average 2 had a total return of (45.24)%.

MARKET OVERVIEW

The stock market as a whole was down significantly over the year with the Dow Jones Industrial Average 3 posting a loss of (31.93)%, the Standard & Poors 500 Index 4 losing (37.00)% and the Nasdaq Index 5 returning (39.98)%. The recession that began officially in December 2007 evolved from the bursting of a real estate bubble to a financial credit crisis deeply affecting the banking structure. This led to a series of unprecedented multibillion dollar government bailouts to banks, insurance companies and automobile manufacturers in crisis. The Federal Reserve Board cut the discount rate seven times, starting the year at 4.25% and ending the year in a range between 0% and 0.25%. Despite the negative news, there was some positive news by year-end including a drop in crude oil prices to $38 per barrel from a high of $148 in July and a cut of 30-year mortgage rates to a historic low of 5.1%.

FUND PERFORMANCE

The fund's outperformance versus its peers and benchmark was driven primarily by bottom-up stock selection. Six of the top ten contributing companies across multiple sectors each returned over 20% during the reporting period. Specifically, Philadelphia Consolidated (+55.2%), Jetblue Airways (+78.8%), Momenta Pharmaceuticals (+62.5%), NuCo2 Inc. (+20.6%), Delta Airlines (+21.8), and Annaly (+35.0%) all contributed strongly to performance. In addition, Cubist Pharmaceutical (+17.8%), Chimera Investment (-6.4%), Athenahealth (+59.0%) and Illumina (-12.1%) were also among the top ten contributing companies.

Eight of our ten laggard companies declined more than 55%. Specifically, MEMC Electronic Materials (-83.8%), Dresser-Rand Group (-55.0%), Potash Corp. (-66.5%), Dlf Limited (-82.7%) and Lee & Man Paper Manufacturing (-88.5%) all detracted from performance. Additional laggards included Lamar Advertising (-43.5%) and First Solar (-48.4%).

A higher than average level of cash during the year significantly helped performance. In addition, an overweight in the Healthcare sector and underweight in the Information Technology sector, relative to the benchmark, helped relative performance.

1 Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2 Lipper figures represent the average of the total returns reported by all funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

3 Dow Jones Industrial Average (DJIA) is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. Indexes are unmanaged and investments cannot be made in an index.

4 Standard & Poor's 500 Index (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

5 Nasdaq Composite Index is an unmanaged market value-weighted index of all common stocks and similar securities listed on the Nasdaq stock market. Because the index is used mainly to track technology stocks, it is not considered a good indicator of the market and economy as a whole. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Primary Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Russell Midcap Growth Index (RMGI) 2 and the Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA). 3

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(41.79)%
5 Years	0.64%
Start of Performance (4/30/2002)	2.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Kaufmann Fund II (Service Shares) (the "Fund") from May 1, 2003 (start of performance) to December 31, 2008, compared to the Russell Midcap Growth Index (RMGI) 2 and Lipper Variable Underlying Funds Mid-Cap Growth Average (LMCGA). 3

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(41.91)%
5 Years	0.38%
Start of Performance (5/1/2003)	5.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The RMGI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 The LMCGA represents the average of the total returns reported by all of the funds serving as underlying investment options for variable insurance contracts designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	22.7%
Financials	16.8%
Industrials	13.7%
Information Technology	6.0%
Materials	4.1%
Utilities	4.0%
Consumer Staples	3.7%
Energy	3.4%
Consumer Discretionary	2.3%
Telecommunication Services	1.7%
Purchased Put Options	0.3%
Other Securities [2]	2.5%
Securities Lending Collateral [3]	3.7%
Cash Equivalents [4]	12.4%
Other Assets and Liabilities--Net [5]	2.7%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include corporate bonds and notes.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--77.6%
		Consumer Discretionary--2.3%
20,310	[1]	ATA, Inc., ADR	$103,378
4,100	[1,2,3]	B2W Companhia Global Do Varejo, GDR	83,681
49,500		Belle International Holdings	21,941
45,821		Bharat Forge Ltd.	79,766
1,561	[1]	Central European Media Enterprises Ltd., Class A	33,905
44,400	[1]	Cia Hering	151,173
7,500	[1]	Coach, Inc.	155,775
18,468	[1]	Dolan Media Co.	121,704
5,442	[1]	Educomp Solutions Ltd.	271,128
7,600	[1,4]	Focus Media Holding Ltd., ADR	69,084
143,300	[1]	Le Lis Blanc Deux Com e Confeccoes de Roupas SA	215,073
30,000		National CineMedia, Inc.	304,200
1,500	[1]	New Oriental Education & Technology Group, Inc., ADR	82,365
32,800	[1]	New World Department Store China	18,052
22,000	[4]	Orient-Express Hotel Ltd.	168,520
57,150		Parkson Retail Group Ltd.	65,356
3,750		Polo Ralph Lauren Corp., Class A	170,288
650,000	[1]	Rexcapital Financial Holdings Ltd.	15,693
14,250	[1]	SEB - Sistema Educacional Brasileiro SA	58,388
4,500		TJX Cos., Inc.	92,565
		TOTAL	2,282,035
		Consumer Staples--3.7%
15,000		CVS Caremark Corp.	431,100
6,000		Costco Wholesale Corp.	315,000
16,500	[1]	Heckmann Corp.	93,225
89,300	[1]	Hypermarcas SA	515,212
27,081		ITC Ltd.	96,167
39,100		Philip Morris International, Inc.	1,701,241
3,933		United Spirits Ltd.	71,568
7,500		Wal-Mart Stores, Inc.	420,450
		TOTAL	3,643,963
		Energy--3.4%
57,000	[1]	Atlas Acquisition Holdings Corp.	518,700
134,562	[1]	Dresser-Rand Group, Inc.	2,321,195
6,006	[1]	IHS, Inc., Class A	224,745
838	[1]	Southwestern Energy Co.	24,277
19,525		Walter Industries, Inc.	341,883
		TOTAL	3,430,800
Shares			Value
		COMMON STOCKS--continued
		Financials--16.4%
12,050		Ace Ltd.	$637,686
2,830	[1]	Alleghany Corp.	798,060
15,000		Annaly Capital Management, Inc.	238,050
12,380		Axis Capital Holdings Ltd.	360,506
33,416	[1]	BM&F Bovespa SA	87,931
84,600		Bank of America Corp.	1,191,168
11	[1]	Berkshire Hathaway, Inc., Class A	1,062,600
3,000		Blackrock, Inc.	402,450
73,500	[1]	Brasil Brokers Participacoes	53,055
48,100		Brookfield Asset Management, Inc., Class A	734,487
166,000	[1]	CB Richard Ellis Services, Inc.	717,120
220,100		Chimera Investment Corp.	759,345
7,500		Goldman Sachs Group, Inc.	632,925
6,500		Greenhill & Co., Inc.	453,505
20,271		Housing Development Finance Corp. Ltd.	632,278
82,700		JPMorgan Chase & Co.	2,607,531
49,600		Loews Corp.	1,401,200
22,200	[1]	MBF Healthcare Acquisition Corp.	174,825
37,666		Power Finance Corp.	103,712
33,238		Rural Electrification Corp. Ltd.	49,812
111,371		Wells Fargo & Co.	3,283,217
		TOTAL	16,381,463
		Health Care--22.3%
9,800		Abbott Laboratories	523,026
7,500	[1]	Abiomed, Inc.	123,150
149,997	[1]	Alkermes, Inc.	1,597,468
18,795		Allergan, Inc.	757,814
9,000	[1]	Alnylam Pharmaceuticals, Inc.	222,570
3,900	[1]	Amylin Pharmaceuticals, Inc.	42,315
15,000	[1]	Anadys Pharmaceuticals, Inc.	23,550
120,300	[1]	Arena Pharmaceuticals, Inc.	501,651
11,800	[1]	Athenahealth, Inc.	443,916
45,100	[1]	Auxilium Pharmaceutical, Inc.	1,282,644
45,100	[1]	BioMarin Pharmaceutical, Inc.	802,780
29,750	[1]	CardioNet, Inc.	733,338
3,276	[1]	Chindex International, Inc.	26,044
40,600	[1,4]	Conceptus, Inc.	617,932
44,434	[1]	Cubist Pharmaceuticals, Inc.	1,073,525
15,000	[1]	Cypress Biosciences, Inc.	102,600
3,000	[1]	DaVita, Inc.	148,710
30,311		Dishman Pharmaceuticals & Chemicals Ltd.	88,024
15,000	[1]	Durect Corp.	50,850
97,800	[1]	Dyax Corp.	355,992
110,800	[1]	Endologix, Inc.	132,960
61,699	[1]	Epigenomics AG	173,653
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
1,991		Facet Biotech Corp.	$19,094
7,880		Hikma Pharmaceuticals PLC	39,829
7,318	[1]	IPC The Hospitalist Co., Inc.	123,162
60,200	[1]	Illumina, Inc.	1,568,210
38,300	[1]	Insulet Corp.	295,676
132,370	[1,4]	Isis Pharmaceuticals, Inc.	1,877,007
20,299	[1]	Masimo Corp.	605,519
28,400		Merck & Co., Inc.	863,360
37,700	[1]	Momenta Pharmaceuticals, Inc.	437,320
47,183	[1]	Monogram Biosciences, Inc.	122,676
15,000	[1]	Mylan Laboratories, Inc.	148,350
14,550	[1]	Nektar Therapeutics	80,898
50,448	[1]	Neurocrine Biosciences, Inc.	161,434
54,101	[1]	OSI Pharmaceuticals, Inc.	2,112,644
8,088	[1]	Orexigen Therapeutics, Inc.	45,131
45,636	[1]	Orthovita, Inc.	154,706
4,520	[1]	Pain Therapeutics, Inc.	26,758
32,742		Piramal Healthcare Ltd.	161,996
1,224	[1]	Piramal Life Sciences Ltd.	1,291
57,200	[1]	Progenics Pharmaceuticals, Inc.	589,732
27,026	[1]	Protalix Biotherapeutics, Inc.	49,728
5,700	[1]	Regeneron Pharmaceuticals, Inc.	104,652
15,000	[1]	Repligen Corp.	56,700
7,500	[1]	ResMed, Inc.	281,100
30,100	[1]	Seattle Genetics, Inc.	269,094
2,264	[1]	Sequenom, Inc.	44,918
25,558	[1]	Vical, Inc.	36,037
132,400	[1]	Warner Chilcott Ltd., Class A	1,919,800
24,720	[1]	WuXi PharmaTech Cayman, Inc., ADR	197,513
		TOTAL	22,218,847
		Industrials--13.7%
30,100	[1]	AMR Corp.	321,167
6,800	[1]	Aecom Technology Corp.	208,964
26,415		Asea Brown Boveri Ltd.	244,462
17,305		Bharat Heavy Electricals Ltd.	488,496
22,410		CLARCOR, Inc.	743,564
60,000		China Metal International Ho	6,752
7,761	[1]	CoStar Group, Inc.	255,647
12,200	[1]	Copart, Inc.	331,718
38,322		Crompton Greaves Ltd.	107,500
6,395		Cummins, Inc.	170,938
30,100	[1]	Delta Air Lines, Inc.	344,946
10,850		Expeditors International Washington, Inc.	360,980
13,500	[1]	First Solar, Inc.	1,862,460
23,095	[1]	GT Solar International, Inc.	66,745
179,100		General Electric Co.	2,901,420
9,200	[1]	Iron Mountain, Inc.	227,516
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
150,400	[1]	Jet Blue Airways Corp.	$1,067,840
16,200	[1]	Kansas City Southern Industries, Inc.	308,610
6,017		Kuehne & Nagel International AG	390,119
8,100		Landstar System, Inc.	311,283
51,275		Max India Ltd.	123,449
9,800		Precision Castparts Corp.	582,904
12,000	[1]	Quanta Services, Inc.	237,600
11,300		Rockwell Collins	441,717
45,100	[1,4]	Ryanair Holdings PLC, ADR	1,311,508
7,000	[1]	TransDigm Group, Inc.	234,990
		TOTAL	13,653,295
		Information Technology--6.0%
15,000	[1]	Access Integrated Technology, Inc., Class A	5,550
7,500	[1]	Amdocs Ltd.	137,175
16,900	[1]	Blackboard, Inc.	443,287
15,000	[1]	Ceragon Networks Ltd.	75,750
45,100	[1]	Comverse Technology, Inc.	282,326
6,000	[1]	DST Systems, Inc.	227,880
9,000		Lender Processing Services	265,050
68,195	[1]	MEMC Electronic Materials, Inc.	973,825
15,050	[1]	MSCI, Inc., Class A	267,288
7,300		Mastercard, Inc.	1,043,389
15,100	[1]	Microsemi Corp.	190,864
33,100	[1]	NIC, Inc.	152,260
52,400	[1]	ON Semiconductor Corp.	178,160
3,937	[1]	Online Resources Corp.	18,661
7,500	[1]	Oracle Corp.	132,975
7,521	[1]	Parametric Technology Corp.	95,141
16,100	[1]	RADWARE Ltd.	87,343
12,900	[1]	Redecard SA	143,834
6,300	[1,2,3]	Redecard SA, GDR	138,852
30,400	[1]	Solera Holdings, Inc.	732,640
22,900	[1]	TNS, Inc.	215,031
44,279	[1]	Telecity Group PLC	112,452
6,700	[1]	ValueClick, Inc.	45,828
		TOTAL	5,965,561
		Materials--4.1%
11,500		Ecolab, Inc.	404,225
464,900	[1]	Huabao International Holdings Ltd.	305,693
10,512	[1]	Intrepid Potash, Inc.	218,334
521,000	[1]	Lee & Man Paper Manufacturing Ltd.	257,974
7,534		Monsanto Co.	530,017
15,009		Mosaic Co./The	519,311
590,400		Nine Dragons Paper Holdings Ltd.	170,269
18,061		Potash Corp. of Saskatchewan, Inc.	1,322,426
15,050		Sociedad Quimica Y Minera de Chile, ADR	367,070
		TOTAL	4,095,319
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--1.7%
47,795	[1]	Bharti Airtel Ltd.	$703,929
21,800		NTELOS Holdings Corp.	537,588
51,100	[1]	TW Telecom, Inc.	432,817
3,339		Tulip Telecom Ltd.	35,142
		TOTAL	1,709,476
		Utilities--4.0%
37,126		American Water Works Co., Inc.	775,191
2,172	[1]	BF Utilities Ltd.	24,519
1,817	[1]	Cascal NV	7,304
50,200	[1]	China Resources Power Holdings Co. Ltd.	97,566
26,500		Dominion Resources, Inc.	949,760
24,722	[1,2,3]	EDP Renovaveis SA	173,126
18,600		ITC Holdings Corp.	812,448
20,320		Northeast Utilities Co.	488,899
30,100		Spectra Energy Corp.	473,774
11,150		Xcel Energy, Inc.	206,833
		TOTAL	4,009,420
		TOTAL COMMON STOCKS (IDENTIFIED COST $87,048,287)	77,390,179
		WARRANTS--0.0%
		Health Care--0.0%
1,900	[1]	Avalon Pharmaceuticals, Inc., Warrants	10
7,909	[1]	Cyclacel Pharmaceuticals, Inc., Warrants	294
4,658	[1]	Favrille, Inc., Warrants	0
12,443	[1]	Favrille, Inc., Warrants	0
2,350	[1]	Pharmacopeia, Inc., Warrants	321
43,642	[1]	Vasogen, Inc., Warrants	27
		TOTAL WARRANTS (IDENTIFIED COST $2,169)	652
		CORPORATE BONDS--2.3%
		Consumer Discretionary--0.4%
$13,000		Best Buy Co., Inc., Conv. Bond, 2.25%, 1/15/2022	11,668
28,774		GameStop Corp., Company Guarantee, 8.00%, 10/1/2012	26,904
138,000		Lamar Advertising Co., Conv. Bond, (Series B), 2.875%, 12/31/2010	107,053
116,000		MGM Mirage, Sr. Note, 6.00%, 10/1/2009	111,360
62,000		Penn National Gaming, Inc., Company Guarantee, 6.875%, 12/1/2011	57,660
72,000		TJX Cos., Inc., Conv. Sub., 2.85%, 2/13/2021	55,238
30,000		United Auto Group, Inc., Conv. Bond, 3.50%, 4/1/2026	16,830
		TOTAL	386,713
		Energy--0.1%
77,000		Transocean Ltd., Conv. Bond, (Series A), 1.625%, 12/15/2037	67,815
77,000		Transocean Ltd., Conv. Bond, (Series B), 1.50%, 12/15/2037	63,593
		TOTAL	131,408
		Financials--0.1%
72,000		Boston Properties LP, Conv. Bond, 2.875%, 2/15/2037	57,352
93,000		Washington REIT, 3.875%, 9/15/2026	74,142
		TOTAL	131,494
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Health Care--0.5%
$33,000		Charles River Laboratories International, Inc., 2.25%, 6/15/2013	$25,667
354,000	[2,3]	Insulet Corp., Sr. Conv. Note, 5.375%, 6/15/2013	157,217
200,000	[2,3]	Isis Pharmaceuticals, Inc., Conv. Bond, 2.625%, 2/15/2027	215,008
89,500		Nektar Therapeutics, Conv. Bond, 3.25%, 9/28/2012	52,398
66,000		Wright Medical Group, Inc., 2.625%, 12/1/2014	51,675
		TOTAL	501,965
		Industrials--0.5%
150,000		Griffon Corp., 4.00%, 7/18/2023	126,953
120,000		Iron Mountain, Inc., Company Guarantee, 8.625%, 4/1/2013	113,400
193,000		Quanta Services, Inc., 3.75%, 4/30/2026	197,732
73,000		School Specialty, Inc., Conv. Bond, 3.75%, 11/30/2026	49,304
		TOTAL	487,389
		Information Technology--0.5%
265,000	[2,3]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	125,998
75,000		Comverse Technology, Inc., Conv. Bond, 7.36%, 5/15/2023	72,502
33,000		Diodes, Inc., 2.25%, 10/1/2026	20,308
4,000		GSI Commerce, Inc., Conv. Bond, 3.00%, 6/1/2025	3,084
74,900		Maxtor Corp., Conv. Bond, 6.80%, 4/30/2010	69,694
63,000		Safeguard Scientifics, Inc., 2.625%, 3/15/2024	44,373
15,000		Sandisk Corp., Conv. Bond, 1.00%, 5/15/2013	6,236
76,000		Symantec Corp., Conv. Bond, 0.75%, 6/15/2011	72,373
57,000		Tech Data Corp., Conv. Bond, 2.75%, 12/15/2026	42,512
		TOTAL	457,080
		Materials--0.1%
105,000		Buckeye Technologies, Inc., Sr. Sub. Note, 8.00%, 10/15/2010	96,075
		Utilities--0.1%
44,000		Aquila, Inc., Sr. Unsecd. Note, 7.95%, 2/1/2011	42,240
24,000		Exelon Corp., 6.75%, 5/1/2011	23,436
		TOTAL	65,676
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,591,242)	2,257,800
		CORPORATE NOTES--0.2%
		Health Care--0.0%
22,000	[2,3]	Bellus Health, Inc., Conv. Bond, 6.00%, 11/15/2026	4,400
		Information Technology--0.2%
217,000		Blackboard, Inc., Conv. Bond, 3.25%, 7/1/2027	173,745
		TOTAL CORPORATE NOTES (IDENTIFIED COST $183,397)	178,145
		PURCHASED PUT OPTIONS--0.3%
5,200,000	[1]	Citibank N.A. - Citicorp. EURO PUT/USD CALL, Strike Price $1.36, Expiration Date 3/30/2009	168,948
4,000,000	[1]	State Street Corp. EUR PUT/USD CALL, Strike Price $1.36, Expiration Date 3/31/2009	135,440
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $152,100)	304,388
		PREFERRED STOCKS--0.8%
		Financials--0.4%
1,800		Alleghany Corp., Conv. Pfd., $15.21 Annual Dividend	452,666
		Health Care--0.4%
600		Mylan Laboratories, Inc., Conv. Pfd., $64.28 Annual Dividend	395,418
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,034,335)	848,084
Principal Amount			Value
		REPURCHASE AGREEMENTS--16.1%
$12,348,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704.	$12,348,000
3,701,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704 (purchased with proceeds from securities lending collateral).	3,701,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	16,049,000
		TOTAL INVESTMENTS--97.3% (IDENTIFIED COST $107,060,530) [5]	97,028,248
		OTHER ASSETS AND LIABILITIES - NET-- 2.7% [6]	2,739,522
		TOTAL NET ASSETS--100%	$99,767,770

At December 31, 2008, the Fund had an outstanding foreign exchange contract as follows:

Settlement Date	Foreign Currency Units to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation
Contracts Sold:
1/5/2009	1,188 Swiss Franc	$1,121	$1,116	$5

Unrealized Appreciation on the Foreign Exchange Contract is included in "Other Assets and Liabilities - Net."

1 Non-income-producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $898,282, which represented 0.9% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At December 31, 2008, these liquid restricted securities amounted to $898,282 which represented 0.9% of total net assets.

4 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

5 The cost of investments for federal tax purposes amounts to $108,556,555.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices and Investments in Mutual Funds	$72,248,125	$ 5
Level 2--Other Significant Observable Inputs	24,780,123	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$97,028,248	$ 5

* Other financial instruments include foreign exchange contracts.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depositary Receipt
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in securities	$80,979,248
Investments in repurchase agreements	16,049,000
Total investments in securities, at value including $3,120,424 of securities loaned (identified cost $107,060,530)		$97,028,248
Cash		574
Cash denominated in foreign currencies (identified cost $30,699)		28,482
Income receivable		163,960
Receivable for foreign exchange contracts		5
Receivable for investments sold		432,456
Receivable for shares sold		6,113,516
TOTAL ASSETS		103,767,241
Liabilities:
Payable for investments purchased	115,462
Payable for shares redeemed	87,772
Payable for distributions services fee (Note 5)	11,940
Payable for collateral due to broker for securities lending	3,701,000
Accrued expenses	83,297
TOTAL LIABILITIES		3,999,471
Net assets for 10,253,266 shares outstanding		$99,767,770
Net Assets Consist of:
Paid-in capital		$120,792,313
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(10,033,660)
Accumulated net realized loss on investments, written options and foreign currency transactions		(10,908,258)
Accumulated net investment income (loss)		(82,625)
TOTAL NET ASSETS		$99,767,770
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$37,587,797 ÷ 3,835,696 shares outstanding, no par value, unlimited shares authorized		$9.80
Service Shares:
$62,179,973 ÷ 6,417,570 shares outstanding, no par value, unlimited shares authorized		$9.69

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $29,902)			$856,060
Interest (including income on securities loaned of $35,669)			701,379
TOTAL INCOME			1,557,439
Expenses:
Investment adviser fee (Note 5)		$1,578,740
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		174,500
Transfer and dividend disbursing agent fees and expenses		26,651
Directors'/Trustees' fees		2,102
Auditing fees		28,250
Legal fees		14,615
Portfolio accounting fees		73,687
Distribution services fee--Service Shares (Note 5)		153,779
Printing and postage		35,710
Insurance premiums		3,628
Miscellaneous		5,092
TOTAL EXPENSES		2,286,754
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(398,586)
Waiver of administrative personnel and services fee (Note 5)	(33,893)
Waiver of distribution services fee--Service Shares (Note 5)	(500)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(650)
TOTAL WAIVERS AND EXPENSE REDUCTION		(433,629)
Net expenses			1,853,125
Net investment income (loss)			(295,686)
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $383,578)			(9,699,497)
Net realized gain on written options			59,840
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(44,687,321)
Net realized and unrealized loss on investments, written options and foreign currency transactions			(54,326,978)
Change in net assets resulting from operations			$(54,622,664)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(295,686)	$(371,087)
Net realized gain (loss) on investments, written options and foreign currency transactions	(9,639,657)	11,881,904
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(44,687,321)	11,856,901
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(54,622,664)	23,367,718
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(156,564)	--
Distributions from net realized gain on investments, written options and foreign currency transactions
Primary Shares	(5,504,969)	(1,998,828)
Service Shares	(6,405,738)	(3,808,837)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,067,271)	(5,807,665)
Share Transactions:
Proceeds from sale of shares	51,112,359	46,495,011
Net asset value of shares issued to shareholders in payment of distributions declared	8,008,729	4,624,213
Cost of shares redeemed	(31,875,965)	(31,117,164)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	27,245,123	20,002,060
Change in net assets	(39,444,812)	37,562,113
Net Assets:
Beginning of period	139,212,582	101,650,469
End of period (including accumulated net investment income (loss) of $(82,625) and $(391,259), respectively)	$99,767,770	$139,212,582

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2008, the Fund had a net realized gain on written options of $59,840.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$ --
Contracts written	9,200,000	152,100
Contracts bought back	(9,200,000)	(152,100)
Outstanding at 12/31/2008	--	$ --

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$3,120,424	$3,701,000

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2008		2007
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,592,737	$20,137,141	2,203,989	$37,442,175
Shares issued to shareholders in payment of distributions declared	109,494	1,602,990	50,550	815,376
Shares redeemed	(1,143,921)	(15,287,285)	(1,099,355)	(19,313,574)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	558,310	$6,452,846	1,155,184	18,943,977

Year Ended December 31	2008		2007
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,984,867	$30,975,218	519,288	$9,052,836
Shares issued to shareholders in payment of distributions declared	441,775	6,405,739	238,350	3,808,837
Shares redeemed	(1,173,513)	(16,588,680)	(675,764)	(11,803,590)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	2,253,129	$20,792,277	81,874	$1,058,083
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,811,439	$27,245,123	1,237,058	$20,002,060

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, gains on investments in passive foreign investment companies, net operating loss, discount accretion/premium amortization on debt securities and foreign capital gains tax expense realized.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(109,522)	$760,884	$(651,362)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$3,861,061	$1,926,466
Long-term capital gains	$8,206,210	$3,881,199

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(11,529,690)
Capital loss carryforwards	$(9,494,853)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At December 31, 2008, the cost of investments for federal tax purposes was $108,556,555. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $11,528,307. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,724,068 and net unrealized depreciation from investments for those securities having an excess of cost over value of $20,252,375.

At December 31, 2008, the Fund had a capital loss carryforward of $9,494,853 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $398,586 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2008, the Sub-Adviser earned a fee of $1,301,768.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.141% of average daily net assets of the Fund. FAS waived $33,893 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, FSC voluntarily waived $500 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC retained $1,923 of fees paid by the Fund. For the year ended December 31, 2008, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $650 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$90,488,751
Sales	$60,998,572

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2008, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	66.9%
India	3.3%
Bermuda	2.8%
Canada	2.1%
Brazil	1.4%
Ireland	1.3%
Switzerland	1.2%
Cayman Islands	0.5%
Chile	0.4%
China	0.3%
Hong Kong	0.3%
Germany	0.2%
France	0.2%
Israel	0.2%
United Kingdom	0.1%

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2008, the amount of long-term capital gains designated by the Fund was $8,206,210.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2008, 9.81% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract-May 2008

FEDERATED KAUFMANN FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916827
Cusip 313916777

28136 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,				Period Ended
	2008		2007		12/31/2006	[1]
Net Asset Value, Beginning of Period	$10.25		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.08	[2]	0.32	[2]	0.26	[2]
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(0.16)		(0.48)		0.26
TOTAL FROM INVESTMENT OPERATIONS	(0.08)		(0.16)		0.52
Less Distributions:
Distributions from net investment income	(0.17)		(0.11)		--
Net Asset Value, End of Period	$10.00		$10.25		$10.52
Total Return [3]	(0.86)%		(1.48)%		5.20%

Ratios to Average Net Assets:
Net expenses	1.35	% [4]	1.35	% [4]	1.35	% [5]
Net investment income	0.82%		3.10%		3.38	% [5]
Expense waiver/reimbursement [6]	1.41%		5.06%		9.89	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$15,453		$4,362		$4,698
Portfolio turnover	208%		154%		15%

1 Reflects operations for the period from March 31, 2006 (date of initial public investment) to December 31, 2006.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.35% and 1.35% for the years ended December 31, 2008 and 2007, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense
Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 935.50	$6.57
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.35	$6.85

1 Expenses are equal to the Fund's annualized net expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management Discussion of Fund Performance (unaudited)

The fund's total return for the year ended December 31, 2008 was (0.86)% at net asset value. The total return for the fund's market benchmark of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index 1 was (26.06)%. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

MARKET OVERVIEW

The reporting period was extraordinarily poor for equity markets. In the United States, the Standard & Poor's 500 Index (S&P 500 Index), 2 for example, returned (37.00)%. Financial system and economic distress have continued to spread, moving from the financial sector to the non-financial sector of the economy throughout the world. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring the functioning of credit markets.

FUND PERFORMANCE

For most of the fiscal year, the fund was positioned to benefit from a significant decline in U.S. equity prices. The fund had substantial cash reserves in addition to put options 3 and short exchange-traded funds (ETFs) 4 as a hedge against a decline in stock prices. (The put options and short ETFs would increase in value if stock prices fell.) This worked well for the fund until the end of June, since the market declined and produced significant gains on the put options and short ETFs. The fund's management believed that market bubble history and market valuation history in general, and the rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the period. Unfortunately, during the summer and especially in September and October, the fund's holdings in gold and energy stocks suffered some losses from a correction in commodity markets and related stock prices. 5

Late in the fiscal year with the passage of the U.S. government bailout program, fund management changed its position and took a neutral, rather than bearish, position on stock markets. As markets declined in October, the managers added significantly to stocks, as sharply lower prices resulted in much better valuations, along with the expectation of a strong bounce from overly depressed levels. This re-entry into the stock market proved to be early, somewhat limiting performance which significantly exceeded the performance of the benchmark.

Among the fund's equity sector returns, virtually all had negative returns for the fiscal year. Gold and Energy stocks were especially hurt with the bursting of the commodity bubble. When gold stocks plummeted in October, stocks of gold mining companies became the cheapest on record versus gold bullion and were extremely attractive in fund management's opinion. Late in the year, gold stocks made a strong recovery.

In terms of currencies and their impact on investment results for foreign holdings, the U.S. dollar appreciated against most currencies, as the U.S. dollar index rose 6.0%. This increase of the U.S. dollar relative to other currencies decreased the value of the fund's returns on the foreign holdings. In particular, the Canadian dollar fell approximately 23%, and the Euro nearly 5%. However; the Japanese yen gained almost 20% and partially offset the losses in the other currencies.

1 The 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The Merrill Lynch 91 Day Treasury Bill Index measures the return on U.S. Treasury Bills maturing in 90 days. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

3 Hedging strategies can result in increased expenses and losses to the fund. Investments in put options are subject to additional risks.

4 An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a fund that is not exchange traded and may also be subject to other risks, such as: (i) ETF shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) trading of an ETF's shares may be halted by the listing exchange's officials.

5 The prices of gold and other precious metals may be subject to substantial price fluctuations over short periods of time and may be adversely affected by unpredictable international monetary and political developments.

GROWTH OF $10,000 INVESTED IN FEDERATED MARKET OPPORTUNITY FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Market Opportunity Fund II (the "Fund") from March 31, 2006 (start of performance) to December 31, 2008 compared to the Russell 3000 Value Index (R3000V) 2 and the blended benchmark, consisting of 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%R3000V/30%ML91DTB). 2

Average Annual Total Return for the Period Ended 12/31/2008
1 Year	(0.86)%
Start of Performance (3/31/2006)	0.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The R3000V and the 70%R3000V/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R3000V measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The ML91DTB measures the return on U.S. Treasury Bills maturing in 90 days. The R3000V and the 70%R3000V/30%ML91DTB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged, and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
U.S. Equity	41.0%
International Equity	27.4%
U.S. Fixed-Income Securities	6.5%
Put Options	0.2%
Other Securities [2]	7.5%
Derivative Contracts [3]	0.1%
Cash Equivalents [4]	17.7%
Other Assets and Liabilities--Net [5]	(0.4)%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 Other Securities include exchange-traded funds.

3 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

4 Cash Equivalents include any investments in money market mutual funds and /or overnight repurchase agreements.

5 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--68.4%
		Consumer Discretionary--0.7%
9,100		RadioShack Corp.	$108,654
		Consumer Staples--2.6%
7,600		Bunge Ltd.	393,452
		Energy--22.0%
15,500		BJ Services Co.	180,885
2,500		Baker Hughes, Inc.	80,175
5,600	[1]	Cameron International Corp.	114,800
6,200		Cimarex Energy Co.	166,036
8,700		ENSCO International, Inc.	246,993
1,700		EnCana Corp.	79,016
8,700		Enerplus Resources Fund	170,346
12,300		Frontier Oil Corp.	155,349
6,900		Holly Corp.	125,787
2,700		Murphy Oil Corp.	119,745
5,200	[1]	National-Oilwell, Inc.	127,088
7,800	[1]	Newfield Exploration Co.	154,050
7,100		Noble Corp.	156,839
31,000		Patterson-UTI Energy, Inc.	356,810
13,100		Penn West Energy Trust	145,672
3,300		Petro-Canada	72,237
12,500		Rowan Cos., Inc.	198,750
3,900		Schlumberger Ltd.	165,087
9,900	[1]	Stone Energy Corp.	109,098
7,500	[1]	Unit Corp.	200,400
13,000		Valero Energy Corp.	281,320
		TOTAL	3,406,483
		Health Care--5.2%
16,200	[1]	Affymetrix, Inc.	48,438
3,300	[1]	Biogen Idec, Inc.	157,179
6,200	[1]	Forest Laboratories, Inc., Class A	157,914
6,888		Merck & Co., Inc.	209,395
7,600	[1]	Sepracor, Inc.	83,448
3,500	[1]	Zimmer Holdings, Inc.	141,470
		TOTAL	797,844
Shares			Value
		COMMON STOCKS--continued
		Industrials--8.5%
13,100		ABB Ltd., ADR	$196,631
7,100	[1]	AGCO Corp.	167,489
5,600	[1]	Ceradyne, Inc.	113,736
7,000		Chicago Bridge & Iron Co., N.V.	70,350
21,000		Chiyoda Corp.	116,682
3,400		Emerson Electric Co.	124,474
8,000		General Electric Co.	129,600
6,900		Philips Electronics NV	134,198
21,000		Singapore Airlines Ltd.	164,849
5,800	[1]	Terex Corp.	100,456
		TOTAL	1,318,465
		Information Technology--6.6%
7,600	[1]	Cisco Systems, Inc.	123,880
8,300		Intel Corp.	121,678
7,600	[1]	MEMC Electronic Materials, Inc.	108,528
11,100		Maxim Integrated Products, Inc.	126,762
8,700		Nokia Oyj, Class A, ADR	135,720
2,300		Rohm Co.	116,140
11,700	[1]	Symantec Corp.	158,184
8,700	[1]	eBay, Inc.	121,452
		TOTAL	1,012,344
		Materials--21.1%
5,400		Barrick Gold Corp.	198,558
6,400		CF Industries Holdings, Inc.	314,624
9,000		Cia de Minas Buenaventura SA, Class B, ADR	179,280
49,800	[1]	Coeur d'Alene Mines Corp.	43,824
6,300		Freeport-McMoRan Copper & Gold, Inc.	153,972
11,700		Gold Fields Ltd., ADR	116,181
9,600		Goldcorp, Inc., Class A	302,688
33,500	[1]	Golden Star Resources Ltd.	33,500
17,000		IAMGOLD Corp.	103,870
4,900		Kinross Gold Corp.	90,258
7,300		Mosaic Co./The	252,580
4,000		Newmont Mining Corp.	162,800
8,400		Nitto Denko Corp.	161,383
17,000	[1]	Pan American Silver Corp.	290,190
16,200	[1]	Silver Wheaton Corp.	105,138
10,400	[1]	Stillwater Mining Co.	51,376
91,300		Yamana Gold, Inc.	704,836
		TOTAL	3,265,058
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--1.7%
8,300		Veolia Environment	$260,494
		TOTAL COMMON STOCKS (IDENTIFIED COST $12,774,853)	10,562,794
		EXCHANGE-TRADED FUNDS--7.5%
17,000		iShares MSCI EAFE Index Fund	762,790
17,700		iShares MSCI Japan	169,920
7,400		iShares S&P Europe 350 Index Fund	230,436
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $1,212,918)	1,163,146
		PUT OPTION/SHORT EXPOSURE--0.2%
50	[1]	Wells Fargo & Co., Strike Price $35, Expiration Date 4/18/2009 (IDENTIFIED COST $37,650)	37,500
		U.S. TREASURY--6.5%
		U.S. Treasury Bill--6.5%
$1,000,000	[2]	1.021%, 4/16/2009 (IDENTIFIED COST $997,025)	999,791
		REPURCHASE AGREEMENT--17.7%
2,734,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	2,734,000
		TOTAL INVESTMENTS--100.3% (IDENTIFIED COST $17,756,446) [3]	15,497,231
		OTHER ASSETS AND LIABILITIES - NET--(0.3)% [4]	(44,582)
		TOTAL NET ASSETS--100%	$15,452,649

At December 31, 2008, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
3/25/2009	450,000 Australian Dollar	$311,238	$311,425	$ 187
Contracts Sold:
3/16/2009	76,072,500 Japanese Yen	$835,044	$840,422	$ (5,378)
3/23/2009	400,000 Euro Currency	$575,692	$554,567	$21,125
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$15,934

Net Unrealized Appreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities -- Net."

1 Non-income-producing security.

2 Discount rate at time of purchase.

3 The cost of investments for federal tax purposes amounts to $17,793,349.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices and Investments in Mutual Funds	$10,809,694	$ --
Level 2--Other Significant Observable Inputs	4,687,537	15,934
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$15,497,231	$15,934

* Other financial instruments include foreign exchange contracts.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments in repurchase agreement	$2,734,000
Investments in securities	12,763,231
Total investments in securities, at value (identified cost $17,756,446)		$15,497,231
Cash denominated in foreign currencies (identified cost $58,616)		59,530
Income receivable		18,151
Receivable for foreign exchange contracts		21,312
Receivable for investments sold		165,814
Receivable for shares sold		30,794
TOTAL ASSETS		15,792,832
Liabilities:
Payable for investments purchased	287,594
Payable for shares redeemed	35
Payable for foreign exchange contracts	5,378
Payable for auditing fees	27,250
Payable for distribution services fee (Note 5)	3,110
Accrued expenses	16,816
TOTAL LIABILITIES		340,183
Net assets for 1,545,447 shares outstanding		$15,452,649
Net Assets Consist of:
Paid-in capital		$17,201,497
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,242,820)
Accumulated net realized gain on investments, written options and foreign currency transactions		238,599
Undistributed net investment income		255,373
TOTAL NET ASSETS		$15,452,649
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($15,452,649 ÷ 1,545,447 shares outstanding), no par value, unlimited shares authorized		$10.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest			$210,550
Dividends (net of foreign taxes withheld of $9,045)			150,584
TOTAL INCOME			361,134
Expenses:
Investment adviser fee (Note 5)		$124,331
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		18,306
Transfer and dividend disbursing agent fees and expenses		14,461
Directors'/Trustees' fees		1,081
Auditing fees		27,250
Legal fees		13,669
Portfolio accounting fees		53,726
Distribution services fee (Note 5)		41,444
Printing and postage		10,951
Insurance premiums		3,324
Miscellaneous		179
TOTAL EXPENSES		458,722
Waivers, Reimbursement and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(124,331)
Waiver of administrative personnel and services fee (Note 5)	(24,836)
Reimbursement of other operating expenses (Note 5)	(84,946)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(162)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(234,275)
Net expenses			224,447
Net investment income			136,687
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			574,216
Net realized gain on written options			12,613
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(2,190,848)
Net realized and unrealized loss on investments, written options and foreign currency transactions			(1,604,019)
Change in net assets resulting from operations			$(1,467,332)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$136,687	$164,496
Net realized gain (loss) on investments, written options and foreign currency transactions	586,829	(181,630)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,190,848)	(111,979)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,467,332)	(129,113)
Distributions to Shareholders:
Distributions from net investment income	(207,348)	(61,681)
Share Transactions:
Proceeds from sale of shares	33,692,920	5,621,313
Net asset value of shares issued to shareholders in payment of distributions declared	207,348	61,681
Cost of shares redeemed	(21,135,409)	(5,827,251)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	12,764,859	(144,257)
Change in net assets	11,090,179	(335,051)
Net Assets:
Beginning of period	4,362,470	4,697,521
End of period (including undistributed net investment income of $255,373 and $187,864, respectively)	$15,452,649	$4,362,470

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities (including shares of exchange-traded funds) listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2008, the Fund had a net realized gain on written options of $12,613.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2007	--	$ --
Contracts written	100	29,705
Contracts bought back	(100)	(29,705)
Outstanding at 12/31/2008	--	$ --

At December 31, 2008, the Fund had no outstanding written option contracts.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	3,249,775	545,206
Shares issued to shareholders in payment of distributions declared	19,842	5,994
Shares redeemed	(2,149,699)	(572,234)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,119,918	(21,034)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and partnership adjustments.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$138,170	$(138,170)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$207,348	$61,681

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$546,811
Net unrealized depreciation	$(2,295,659)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At December 31, 2008, the cost of investments for federal tax purposes was $17,793,349. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $2,296,118. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $485,402 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,781,520.

The Fund used capital loss carryforwards of $209,626 to offset taxable capital gains realized during the year ended December 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $124,331 of its fee and voluntarily reimbursed $84,946 of other operating expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2008, the Sub-Adviser earned a fee of $4,974.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.755% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above. FAS waived $24,836 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC did not retain any fees paid by the Fund.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $162 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$29,405,125
Sales	$15,428,631

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions made by the Fund during the year ended December 31, 2008, 4.86% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Market Opportunity Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Market Opportunity Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MARKET OPPORTUNITY FUND II
(THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2008. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year period ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Market Opportunity Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916769

36187 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008		2007		2006	[1]	2005		2004
Net Asset Value, Beginning of Period	$30.26		$25.64		$23.69		$21.02		$18.22
Income From Investment Operations:
Net investment income (loss)	(0.07	) [2]	(0.18	) [2]	(0.14	) [2]	--		--
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.47)		4.80		2.09		2.67		2.80
TOTAL FROM INVESTMENT OPERATIONS	(10.54)		4.62		1.95		2.67		2.80
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.98)		--		--		--		--
Net Asset Value, End of Period	$12.74		$30.26		$25.64		$23.69		$21.02
Total Return [3]	(43.49)%		18.02%		8.23%		12.70%		15.37%

Ratios to Average Net Assets:
Net expenses	1.28	% [4]	1.28	% [4]	1.27	% [4]	1.22	% [4]	1.17	% [4]
Net investment income (loss)	(0.34)%		(0.64)%		(0.56)%		(0.49)%		(0.42)%
Expense waiver/reimbursement [5]	0.54%		0.11%		0.04%		0.04%		0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,922		$40,258		$46,134		$56,879		$62,563
Portfolio turnover	216%		119%		116%		132%		148%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.27%, 1.28%, 1.26%, 1.20% and 1.16%, respectively, after taking into account these expense reductions for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.

5 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 585.70	$5.10
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.70	$6.50

1 Expenses are equal to the Fund's annualized net expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the fiscal year ended December 31, 2008 was (43.49)%. The total return of the Russell Midcap Growth Index ("RMGI") 1 was (44.32)% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMGI.

MARKET OVERVIEW

Mid-cap growth stocks, as measured by the RMGI, declined significantly over the reporting period. Contrary to 2007, mid-cap growth stocks in 2008 did not perform as well as value stocks and underperformed the Standard & Poor's 500 Index 2 by 732 basis points.

The biggest issues affecting the markets over the past year were wide variations in energy prices as well as the sub-prime mortgage crisis, and how these and other economic factors negatively impacted the global economy.

FUND PERFORMANCE

For the reporting period, the fund's performance, compared to the RMGI, was aided by its overweight in Health Care and underweight in Utility stocks. Stock selection in Consumer Staples, Health Care and Financials, relative to those in the RMGI, also helped performance.

Individual stocks contributing to the fund's performance cut across a variety of sectors and included Peabody Energy Corp., a coal exploration, mining and production company, which contributed 46 basis points during the reporting period; Myriad Genetics, a healthcare company engaging in the development of molecular diagnostic and therapeutic products, which contributed 40 basis points during the period and Barr Pharmaceuticals, developer and marketer of proprietary pharmaceuticals, which contributed 37 basis points during the fiscal year.

The fund's relative performance was hurt by the stock selection in the Industrials and Information Technology sectors. Specific fund holdings that detracted from fund performance included MEMC Electronic Materials, a company that designs, manufactures and sells silicon wafers for the semiconductor industry; BE Aerospace, a manufacturer of cabin interior products for commercial aircraft; and Gamestop Corp., a retailer of video games products and personal computer entertainment software.

1 Russell Midcap® Growth Index measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Investments cannot be made directly in an index.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED MID CAP GROWTH STRATEGIES FUND II

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Mid Cap Growth Strategies Fund II (the "Fund") from December 31, 1998 to December 31, 2008 compared to the Russell Midcap Growth Index (RMGI). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(43.49)%
5 Years	(1.25)%
10 Years	0.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMGI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Information Technology	18.8%
Consumer Discretionary	17.2%
Industrials	16.6%
Health Care	14.6%
Energy	8.3%
Materials	6.8%
Financials	5.5%
Consumer Staples	4.3%
Utilities	4.0%
Telecommunication Services	1.6%
Other Securities [2]	1.8%
Securities Lending Collateral [3]	0.3%
Cash Equivalents [4]	2.3%
Other Assets and Liabilities--Net [5]	(2.1)%
TOTAL	100.0%

1 Except for Other Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Other Securities include exchange-traded funds.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		COMMON STOCKS--97.7%
		Consumer Discretionary--17.2%
3,100	[1]	Amazon.com, Inc.	$158,968
2,600	[1]	Apollo Group, Inc., Class A	199,212
1,800	[1]	AutoZone, Inc.	251,046
5,800	[1]	Bed Bath & Beyond, Inc.	147,436
3,400		Best Buy Co., Inc.	95,574
7,100		Block (H&R), Inc.	161,312
6,900	[1]	Coach, Inc.	143,313
3,828	[1]	DISH Network Corp., Class A	42,452
9,300	[1]	Dick's Sporting Goods, Inc.	131,223
8,100	[1]	GameStop Corp.	175,446
5,700	[1]	Gymboree Corp.	148,713
7,000	[1]	Kohl's Corp.	253,400
13,200		Mattel, Inc.	211,200
7,200		Newell Rubbermaid, Inc.	70,416
2,900		Nordstrom, Inc.	38,599
2,900		Sherwin-Williams Co.	173,275
2,900		Starwood Hotels & Resorts Worldwide, Inc.	51,910
12,200		TJX Cos., Inc.	250,954
6,400		Yum! Brands, Inc.	201,600
		TOTAL	2,906,049
		Consumer Staples--4.3%
8,600		Avon Products, Inc.	206,658
2,500	[1]	Energizer Holdings, Inc.	135,350
2,600		Flowers Foods, Inc.	63,336
3,000		H.J. Heinz Co.	112,800
8,100		Kroger Co.	213,921
		TOTAL	732,065
		Energy--8.3%
8,543	[1]	CNX Gas Corp.	233,224
5,400		CONSOL Energy, Inc.	154,332
2,700	[1]	Cameron International Corp.	55,350
2,300		ENSCO International, Inc.	65,297
3,700		Hess Corp.	198,468
2,300		Murphy Oil Corp.	102,005
3,200		Noble Corp.	70,688
3,700		Penn Virginia Corp.	96,126
5,955	[1]	Petrohawk Energy Corp.	93,077
4,300		Smith International, Inc.	98,427
4,800	[1]	Southwestern Energy Co.	139,056
2,900	[1]	Whiting Petroleum Corp.	97,034
		TOTAL	1,403,084
Shares			Value
		COMMON STOCKS--continued
		Financials-5.5%
10,300		Annaly Capital Management, Inc.	$163,461
1,700		Bank of Hawaii Corp.	76,789
7,200		HCC Insurance Holdings, Inc.	192,600
8,100		New York Community Bancorp, Inc.	96,876
2,600		Northern Trust Corp.	135,564
5,800	[1]	SLM Corp.	51,620
3,200		T. Rowe Price Group, Inc.	113,408
6,600		Waddell & Reed Financial, Inc., Class A	102,036
		TOTAL	932,354
		Health Care--14.6%
3,800		Allergan, Inc.	153,216
3,600	[1]	BioMarin Pharmaceutical, Inc.	64,080
2,500	[1]	Biogen Idec, Inc.	119,075
1,700	[1]	Celgene Corp.	93,976
3,600	[1]	Cephalon, Inc.	277,344
4,000	[1]	Express Scripts, Inc., Class A	219,920
5,000	[1,2]	GTX, Inc.	84,200
1,500	[1]	Genzyme Corp.	99,555
1,900	[1]	Gilead Sciences, Inc.	97,166
2,600	[1]	Humana, Inc.	96,928
1,200	[1]	Intuitive Surgical, Inc.	152,388
24,000	[1]	Isis Pharmaceuticals, Inc.	340,320
3,600	[1]	Momenta Pharmaceuticals, Inc.	41,760
3,700	[1]	Myriad Genetics, Inc.	245,162
6,000		Shire Ltd., ADR	268,680
3,600	[1]	St. Jude Medical, Inc.	118,656
		TOTAL	2,472,426
		Industrials--16.6%
5,500		AMETEK, Inc.	166,155
3,300	[1]	Alliant Techsystems, Inc.	283,008
2,200		Cummins, Inc.	58,806
3,800		Expeditors International Washington, Inc.	126,426
2,900		Fastenal Co.	101,065
2,700		Flowserve Corp.	139,050
2,100		Fluor Corp.	94,227
2,900	[1]	Foster Wheeler Ltd.	67,802
4,427		Gamesa Corporacion Tecnologica S.A.	80,299
5,800		Harsco Corp.	160,544
2,000	[1]	Jacobs Engineering Group, Inc.	96,200
19,800	[1]	Jet Blue Airways Corp.	140,580
2,900		Joy Global, Inc.	66,381
2,200		Lockheed Martin Corp.	184,976
2,800		Norfolk Southern Corp.	131,740
2,500		Precision Castparts Corp.	148,700
Shares			Value
		COMMON STOCKS--continued
		Industrials-continued
4,700	[1]	Quanta Services, Inc.	$93,060
4,400		Roper Industries, Inc.	191,004
3,300		SPX Corp.	133,815
4,900	[1]	Stericycle, Inc.	255,192
6,000		Textron, Inc.	83,220
		TOTAL	2,802,250
		Information Technology--18.8%
11,500	[1]	Activision Blizzard, Inc.	99,360
5,900	[1]	Adobe Systems, Inc.	125,611
6,900	[1]	Agilent Technologies, Inc.	107,847
9,500	[1]	Amdocs Ltd.	173,755
7,500		Analog Devices, Inc.	142,650
7,700	[1]	Ansys, Inc.	214,753
2,100	[1]	Apple, Inc.	179,235
9,300	[1]	Broadcom Corp.	157,821
6,700	[1]	Citrix Systems, Inc.	157,919
6,500	[1]	Cognizant Technology Solutions Corp.	117,390
11,800	[1]	EMC Corp. Mass	123,546
7,500	[1]	Electronic Arts, Inc.	120,300
4,700	[1]	FLIR Systems, Inc.	144,196
10,700	[1]	Juniper Networks, Inc.	187,357
6,700		KLA-Tencor Corp.	145,993
6,800		Linear Technology Corp.	150,416
3,400	[1]	MEMC Electronic Materials, Inc.	48,552
900		Mastercard, Inc.	128,637
7,700	[1]	McAfee, Inc.	266,189
7,500	[1]	NVIDIA Corp.	60,525
7,400		Paychex, Inc.	194,472
2,000	[1]	Salesforce.com, Inc.	64,020
3,600	[1]	Verisign, Inc.	68,688
		TOTAL	3,179,232
		Materials--6.8%
1,800		CF Industries Holdings, Inc.	88,488
12,800	[1]	Crown Holdings, Inc.	245,760
4,600		Lubrizol Corp.	167,394
3,200		Nucor Corp.	147,840
7,000	[1]	Owens-Illinois, Inc.	191,310
7,500	[1]	Pactiv Corp.	186,600
17,200		Yamana Gold, Inc.	132,784
		TOTAL	1,160,176
		Telecommunication Services--1.6%
6,000	[1]	American Tower Systems Corp.	175,920
2,300	[1]	Crown Castle International Corp.	40,434
2,800	[1]	NII Holdings, Inc.	50,904
		TOTAL	267,258
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Utilities--4.0%
9,400	[1]	AES Corp.	$77,456
3,600		AGL Resources, Inc.	112,860
4,100		Atmos Energy Corp.	97,170
2,600		NSTAR	94,874
4,400		PPL Corp.	135,036
2,700		SCANA Corp.	96,120
1,700		Wisconsin Energy Corp.	71,366
		TOTAL	684,882
		TOTAL COMMON STOCKS (IDENTIFIED COST $18,652,274)	16,539,776
		EXCHANGE-TRADED MUTUAL FUNDS--1.8%
		Diversified Financials--1.8%
7,809		iShares MSCI Emerging Market Fund	194,991
3,985		iShares S&P Latin American 40 Index Fund	101,498
		TOTAL EXCHANGE-TRADED MUTUAL FUNDS (IDENTIFIED COST $330,552)	296,489
		REPURCHASE AGREEMENTS--2.6%
$394,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704.	394,000
50,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704 (purchased with proceeds from securities lending collateral).	50,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	444,000
		TOTAL INVESTMENTS--102.1% (IDENTIFIED COST $19,426,826) [3]	17,280,265
		OTHER ASSETS AND LIABILITIES - NET--(2.1)% [4]	(358,069)
		TOTAL NET ASSETS--100%	$16,922,196

1 Non-income-producing security.

2 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $21,645,414.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$16,755,966
Level 2--Other Significant Observable Inputs	524,299
Level 3--Significant Unobservable Inputs	--
TOTAL	$17,280,265

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value, including $50,520 of securities loaned (identified cost $19,426,826)		$17,280,265
Cash		866
Cash denominated in foreign currency (identified cost $20)		18
Income receivable		20,652
Receivable for investments sold		237,814
Receivable for shares sold		20,661
TOTAL ASSETS		17,560,276
Liabilities:
Payable for investments purchased	$569,771
Payable for shares redeemed	440
Payable for collateral due to broker for securities lending	50,000
Payable for Directors'/Trustees' fees	129
Accrued expenses	17,740
TOTAL LIABILITIES		638,080
Net assets for 1,328,559 shares outstanding		$16,922,196
Net Assets Consist of:
Paid-in capital		$24,976,784
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(2,146,563)
Accumulated net realized loss on investments and foreign currency transactions		(5,908,025)
TOTAL NET ASSETS		$16,922,196
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$16,922,196 ÷ 1,328,559 shares outstanding, no par value, unlimited shares authorized		$12.74

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $142)			$247,759
Interest (including income on securities loaned of $3,908)			20,915
TOTAL INCOME			268,674
Expenses:
Investment adviser fee (Note 5)		$218,254
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		17,724
Transfer and dividend disbursing agent fees and expenses		12,884
Directors'/Trustees' fees		1,273
Auditing fees		23,500
Legal fees		14,290
Portfolio accounting fees		55,525
Printing and postage		23,617
Insurance premiums		3,340
Miscellaneous		4,804
TOTAL EXPENSES		525,211
Waivers and Expense Reduction:
Waiver of investment adviser fee (Note 5)	$(126,589)
Waiver of administrative personnel and services fee (Note 5)	(24,710)
Fee paid indirectly for directed brokerage arrangements (Note 6)	(5,170)
TOTAL WAIVERS AND EXPENSE REDUCTION		(156,469)
Net expenses			368,742
Net investment income (loss)			(100,068)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(5,822,469)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(8,470,551)
Net realized and unrealized loss on investments and foreign currency transactions			(14,293,020)
Change in net assets resulting from operations			$(14,393,088)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(100,068)	$(287,633)
Net realized gain (loss) on investments and foreign currency transactions	(5,822,469)	9,307,657
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(8,470,551)	(1,444,505)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(14,393,088)	7,575,519
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	(8,545,251)	--
Share Transactions:
Proceeds from sale of shares	1,101,106	1,459,072
Net asset value of shares issued to shareholders in payment of distributions declared	8,545,251	--
Cost of shares redeemed	(10,043,871)	(14,910,393)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(397,514)	(13,451,321)
Change in net assets	(23,335,853)	(5,875,802)
Net Assets:
Beginning of period	40,258,049	46,133,851
End of period	$16,922,196	$40,258,049

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Mid Cap Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$50,520	$50,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	55,630	50,087
Shares issued to shareholders in payment of distributions declared	419,090	--
Shares redeemed	(476,683)	(518,660)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,963)	(468,573)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and net operating loss.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(106,044)	$100,068	$5,976

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended December 31, 2008 was as follows:

Ordinary income [1]	$1,481,773
Long-term capital gains	$7,063,478

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(4,365,151)
Capital loss carryforwards	$(3,689,437)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At December 31, 2008, the cost of investments for federal tax purposes was $21,645,414. The net unrealized depreciation of investments for federal tax purposes excluding any depreciation resulting from changes in foreign currency exchange rates was $4,365,149. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,004,297 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,369,446.

At December 31, 2008, the Fund had a capital loss carryforward of $3,689,437 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $126,589 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.431% of average daily net assets of the Fund. FAS waived $24,710 of its fee. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2008, the Fund's expenses were reduced by $5,170 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$61,886,589
Sales	$70,473,031

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2008, the amount of long-term capital gains designated by the Fund was $7,063,478.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended December 31, 2008, 13.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED MID CAP GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Mid Cap Growth Strategies Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Mid Cap Growth Strategies Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED MID CAP GROWTH STRATEGIES FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g .. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2007, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Mid Cap Growth Strategies Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
SHAREHOLDER MEETING RESULTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.025	0.047	0.044	0.027	0.008
Net realized gain on investments	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]	0.000 [2]
TOTAL FROM INVESTMENT OPERATIONS	0.025	0.047	0.044	0.027	0.008
Less Distributions:
Distributions from net investment income	(0.025)	(0.047)	(0.044)	(0.027)	(0.008)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return [3]	2.54%	4.78%	4.52%	2.70%	0.82%

Ratios to Average Net Assets:
Net expenses	0.67%	0.65%	0.65%	0.65%	0.65%
Net investment income	2.51%	4.68%	4.45%	2.65%	0.79%
Expense waiver/reimbursement [4]	0.11%	0.17%	0.25%	0.21%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,829	$95,699	$74,623	$73,929	$83,660

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Represents less than $0.001.

3 Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual	$1,000	$1,011.00	$3.44
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.72	$3.46

1 Expenses are equal to the Fund's annualized net expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Portfolio of Investments Summary Tables (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	52.8%
Variable Rate Demand Instruments	18.5%
Repurchase Agreement	4.2%
Bank Instruments	24.3%
Other Assets and Liabilities--Net [2]	0.2%
TOTAL	100.0%

At December 31, 2008, the Fund's effective maturity 3 schedule was as follows:

Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	18.4	% [4]
8-30 Days	18.6%
31-90 Days	48.0%
91-180 Days	10.2%
181 Days or more	4.6%
Other Assets and Liabilities--Net [2]	0.2%
TOTAL	100.0%

1 Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate demand instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.

2 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

3 Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.

4 Overnight securities comprised 5.8% of the Fund's portfolio.

Portfolio of Investments

December 31, 2008

Principal Amount			Value
		ASSET-BACKED SECURITIES--2.1%
		Finance - Automotive--2.1%
$286,790		CarMax Auto Owner Trust 2008-2, Class A1, 2.922%, 7/15/2009	$286,790
149,354	[1,2]	Ford Credit Auto Owner Trust 2008-C, Class A1, 2.776%, 6/15/2009	149,354
335,929		Merrill Auto Trust Securitization 2008-1, Class A1, 2.917%, 8/17/2009	335,929
71,069		Nissan Auto Lease Trust 2008-A, Class A1, 2.815%, 5/15/2009	71,069
1,360,449		Wachovia Auto Owner Trust 2008-A, Class A1, 2.931%, 6/22/2009	1,360,185
		TOTAL ASSET-BACKED SECURITIES	2,203,327
		CERTIFICATES OF DEPOSIT--24.3%
		Finance - Banking--24.3%
1,000,000		Bank of Montreal, 3.600%, 7/24/2009	1,000,000
5,000,000		Barclays Bank PLC, 2.150%, 2/12/2009	5,000,000
5,000,000		Calyon, Paris, 3.130%, 1/12/2009	5,000,000
1,000,000		Canadian Imperial Bank of Commerce, 2.550%, 6/4/2009	1,000,000
4,000,000		Lloyds TSB Bank PLC, London, 1.690%, 6/30/2009	4,000,000
3,000,000		Mizuho Corporate Bank Ltd., 2.300%, 2/13/2009	3,000,000
5,000,000		Societe Generale, Paris, 2.100%, 2/12/2009	5,000,000
2,000,000		SunTrust Bank, 3.170%, 2/24/2009	2,000,000
		TOTAL CERTIFICATES OF DEPOSIT	26,000,000
		COLLATERALIZED LOAN AGREEMENTS--1.3%
		Finance - Banking--1.3%
1,400,000		RBC Capital Markets Corp., 1.217%, 1/2/2009	1,400,000
		COMMERCIAL PAPER--49.4% [3]
		Aerospace/Auto--0.9%
1,000,000	[1,2]	Volkswagen of America, Inc., (Volkswagen AG GTD), 6.091%, 2/12/2009	993,000
		Consumer Non-Durables--1.9%
1,000,000		Clorox Corp., 4.015%, 1/20/2009	997,889
1,000,000		Kellogg Co., 4.346%, 2/27/2009	993,192
		TOTAL	1,991,081
		Diversified--0.9%
1,000,000	[1,2]	ITT Corp., 6.607%, 2/10/2009	992,778
		Finance - Automotive--4.7%
2,000,000		FCAR Auto Loan Trust (Series A1+/P1), 3.695%, 3/2/2009	1,987,833
2,600,000		FCAR Auto Loan Trust (Series A1/P1), 3.264%, 1/16/2009	2,596,523
400,000	[1,2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. SA), 6.452%, 3/2/2009	395,767
		TOTAL	4,980,123
		Finance - Banking--23.3%
5,000,000	[1,2]	Bank of Ireland, 2.313% - 3.161%, 2/6/2009 - 2/23/2009	4,983,943
5,000,000	[1,2]	Fountain Square Commercial Funding Corp., 3.023%, 2/5/2009	4,985,417
5,000,000		Greenwich Capital Holdings, Inc., (Royal Bank of Scotland PLC, GTD, Edinburgh), 3.018%, 1/15/2009	4,994,167
5,000,000	[1,2]	Picaros Funding LLC, (KBC Bank N.V. GTD), 2.775%, 3/5/2009	4,975,938
5,000,000		Toronto Dominion Holdings (USA), Inc., (Toronto Dominion Bank GTD), 2.516%, 5/8/2009	4,956,167
		TOTAL	24,895,632
		Finance - Commercial--10.3%
5,000,000	[1,2]	Edison Asset Securitization LLC, 2.628%, 4/3/2009	4,966,778
5,000,000	[1,2]	Fairway Finance Co. LLC, 1.606%, 2/6/2009	4,992,000
1,000,000	[1,2]	Tulip Funding Corp., 0.700%, 1/9/2009	999,844
		TOTAL	10,958,622
Principal Amount			Value
		COMMERCIAL PAPER--continued [3]
		Finance - Retail--6.5%
$5,000,000	[1,2]	Amsterdam Funding Corp., 1.637%, 2/18/2009	$4,989,133
2,000,000	[1,2]	Sheffield Receivables Corp., 1.504%, 1/12/2009	1,999,083
		TOTAL	6,988,216
		Food & Beverage-0.9%
1,000,000	[1,2]	H.J. Heinz Finance Co., (H.J. Heinz Co., GTD), 2.957%, 1/13/2009	999,017
		TOTAL COMMERCIAL PAPER	52,798,469
		NOTES - VARIABLE--18.5% [4]
		Electronics--1.9%
2,000,000	[1,2]	IBM International Group Capital LLC, (IBM Corp., GTD), 2.388%, 2/26/2009	2,000,000
		Finance - Banking--13.8%
1,000,000	[1,2]	Australia & New Zealand Banking Group, Melbourne, 2.601%, 1/8/2009	1,000,000
1,000,000		Bank of Montreal, 2.268%, 3/18/2009	1,000,000
3,500,000		Connecticut Health and Educational Facilities Authority (Series D), Griffin Hospital, (Wachovia Bank N.A. LOC), 2.000%, 1/1/2009	3,500,000
1,000,000		DePfa Bank PLC, 2.246%, 3/16/2009	1,000,000
2,000,000		Goldleaf Mortgage LLC (Series 2007-A), (Marshall & Ilsley Bank, Milwaukee LOC), 1.150%, 1/1/2009	2,000,000
3,345,000		Home City Ice Co. & H.C. Transport (Series 2000), (U.S. Bank, N.A. LOC), 3.500%, 1/1/2009	3,345,000
740,000		Lancaster, PA IDA, Snavely's Mill, Inc. (Series 2003 - B), (Fulton Bank LOC), 3.500%, 1/1/2009	740,000
1,000,000		National Australia Bank Ltd., Melbourne, 2.423%, 3/6/2009	1,000,000
120,000		Roby Co. Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 3.498%, 1/1/2009	120,000
1,000,000		Svenska Handelsbanken, Stockholm, 4.418%, 1/6/2009	1,000,000
		TOTAL	14,705,000
		Finance - Commercial--0.9%
1,000,000		General Electric Capital Corp., 1.888%, 1/9/2009	1,000,000
		Insurance--1.9%
2,000,000	[1,2]	Pacific Life Global Funding, 1.969%, 1/6/2009	2,000,011
		TOTAL NOTES--VARIABLE	19,705,011
		REPURCHASE AGREEMENT--4.2%
4,539,000		Interest in $5,795,000,000 joint repurchase agreement 0.060%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,917,704.	4,539,000
		TOTAL INVESTMENTS--99.8% (AT AMORTIZED COST) [5]	106,645,807
		OTHER ASSETS AND LIABILITIES - NET--0.2% [6]	183,477
		TOTAL NET ASSETS--100%	$106,829,284

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $41,422,063 which represented 38.8% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At December 31, 2008, these liquid restricted securities amounted to $41,422,063 which represented 38.8% of total net assets.

3 Discount rate at the time of purchase.

4 Floating rate notes with current rate and next reset date shown.

5 Also represents cost for federal tax purposes.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices and Investments in Mutual Funds	$ --
Level 2--Other Significant Observable Inputs	106,645,807
Level 3--Significant Unobservable Inputs	--
TOTAL	$106,645,807

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
IDA	--Industrial Development Authority
LOC	--Letter of Credit
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at amortized cost and value		$106,645,807
Cash		953
Income receivable		203,242
Receivable for shares sold		59,572
TOTAL ASSETS		106,909,574
Liabilities:
Payable for shares redeemed	$78,622
Accrued expenses	1,668
TOTAL LIABILITIES		80,290
Net assets for 106,826,984 shares outstanding		$106,829,284
Net Assets Consist of:
Paid-in capital		$106,826,532
Accumulated net realized gain on investments		2,345
Undistributed net investment income		407
TOTAL NET ASSETS		$106,829,284
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$106,829,284 ÷ 106,826,984 shares outstanding, no par value, unlimited shares authorized		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest			$3,318,600
Expenses:
Investment adviser fee (Note 5)		$522,897
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		13,384
Transfer and dividend disbursing agent fees and expenses		13,896
Directors'/Trustees' fees		1,728
Auditing fees		20,000
Legal fees		14,481
Portfolio accounting fees		44,746
Printing and postage		13,566
Insurance premiums		3,534
Miscellaneous		13,227
TOTAL EXPENSES		811,459
Waivers (Note 5):
Waiver of investment adviser fee	$(90,047)
Waiver of administrative personnel and services fee	(23,956)
TOTAL WAIVERS		(114,003)
Net expenses			697,456
Net investment income			2,621,144
Net realized gain on investments			206,005
Change in net assets resulting from operations			$2,827,149

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,621,144	$4,298,045
Net realized gain on investments	206,005	17,527
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,827,149	4,315,572
Distributions to Shareholders:
Distributions from net investment income	(2,620,785)	(4,298,117)
Share Transactions:
Proceeds from sale of shares	93,703,335	108,133,162
Net asset value of shares issued to shareholders in payment of distributions declared	2,620,785	4,298,117
Cost of shares redeemed	(85,400,053)	(91,373,344)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	10,924,067	21,057,935
Change in net assets	11,130,431	21,075,390
Net Assets:
Beginning of period	95,698,853	74,623,463
End of period (including undistributed net investment income of $407 and $48, respectively)	$106,829,284	$95,698,853

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures established by and under the general supervision of the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization

All premiums and discounts are amortized/accreted.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Temporary Guarantee Program

The Fund is participating in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the U.S. Treasury Department (the "Treasury"). The Fund's coverage under the Program is limited to investors who were shareholders of the Fund as of the close of business on September 19, 2008 (Eligible Shareholders) up to the Eligible Shareholder's investment balance as of September 19, 2008 (Eligible Holdings). As the Program is currently structured, if a shareholder was not a shareholder in the Fund on September 19th and subsequently purchases shares of the Fund, such shareholder generally will not be an Eligible Shareholder of the Fund. Fund shares acquired by an Eligible Shareholder after September 19, 2008 generally are not eligible for coverage under the Program to the extent that an Eligible Shareholder's balance in that Fund exceeds the amount of the Eligible Shareholder's Eligible Holdings. The Treasury's obligation under the Program is triggered only if the Fund's net asset value (NAV) per share falls below $0.995, and remains below $0.995 until the Fund is liquidated. Pursuant to the Guarantee Agreement that a Fund was required to enter into in order to participate in the Program, a Fund generally is required to liquidate within 30 days of the date on which its NAV fell below $0.995. The Treasury will make payments under the Program after the Fund has liquidated and otherwise complied with various technical requirements imposed by the Treasury. The distribution of liquidation proceeds to shareholders would be delayed beyond the normal period for payment of proceeds on a normal redemption of shares. The Program would cover Eligible Shareholders in the amount necessary to bring the NAV of their holdings (to a maximum based on their Eligible Holdings) up to $1.00 per share. As of the date of this Report, the Program has approximately $50 billion available to support all participating money market funds. For the initial three months of the Program, which expired on December 18, 2008, the fee incurred by the Fund was 0.01% of the amount of its net assets as of September 19, 2008. For the period December 19, 2008 to April 30, 2009, the fee incurred by the Fund will be 0.015% of the amount of its net assets as of September 19, 2008 (accordingly, the Fund's gross expenses will increase by these amounts). This 0.01% fee for the initial three months of the Program and 0.015% for the period December 19, 2008 to April 30, 2009 would equate to approximately 0.04% of Fund expenses on an annualized basis, which amount may vary depending upon asset levels. This fee is recognized ratably over the period of participation in the Program and is included in miscellaneous expenses on the Fund's Statement of Operations. Given that asset levels may vary, the yield impact of these fees may vary over time. The Treasury, at their sole discretion, may extend the Program to no later than September 18, 2009. If the Program is extended beyond April 30, 2009, continued participation will require payment of additional fees, which may be more or less than those imposed in the prior periods. It is currently anticipated that the Fund will continue to participate if the Program is extended; however, there is no assurance that the Fund will do so.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	93,703,335	108,133,162
Shares issued to shareholders in payment of distributions declared	2,620,785	4,298,117
Shares redeemed	(85,400,053)	(91,373,344)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	10,924,067	21,057,935

4. FEDERAL TAX INFORMATION

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$2,620,785	$4,298,117

As of December 31, 2008, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,752

The Fund used capital loss carryforwards of $203,660 to offset taxable capital gains realized during the year ended December 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $90,047 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.121% of average daily net assets of the Fund. FAS waived $23,956 of its fee.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% for the fiscal year ending December 31, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through February 28, 2010.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. CONCENTRATION OF RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

Shareholder Meeting Results (unaudited)

A Special Meeting of Shareholders of Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series, was held on June 2, 2008. On April 7, 2008, the record date for shareholders voting at the meeting, there were 105,700,856 total outstanding shares of the Fund.

The following item was considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM

To amend the Fund's fundamental investment limitation regarding concentration of its investments.

FOR	52,875,619
AGAINST	4,643,582
ABSTAIN	4,073,072

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND THE SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prime Money Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Prime Money Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract-May 2008

FEDERATED PRIME MONEY FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group during the year ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Prime Money Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916504

G00842-01 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL SHAREHOLDER REPORT

December 31, 2008

Primary Shares
Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$11.34	$11.29	$11.30	$11.67	$11.84
Income From Investment Operations:
Net investment income	0.54 [2]	0.52 [2]	0.49 [2]	0.44 [2]	0.42 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.30)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.78)	0.59	0.45	0.14	0.43
Less Distributions:
Distributions from net investment income	(0.56)	(0.54)	(0.46)	(0.44)	(0.49)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.56)	(0.54)	(0.46)	(0.51)	(0.60)
Net Asset Value, End of Period	$10.00	$11.34	$11.29	$11.30	$11.67
Total Return [3]	(7.29)%	5.38%	4.15%	1.30%	3.62%

Ratios to Average Net Assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	4.99%	4.68%	4.43%	3.87%	3.56%
Expense waiver/reimbursement [4]	0.04%	0.06%	0.04%	0.29%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$224,203	$365,332	$390,738	$480,859	$518,023
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$11.29	$11.24	$11.25	$11.63	$11.82
Income From Investment Operations:
Net investment income	0.51 [2]	0.49 [2]	0.46 [2]	0.41 [2]	0.38 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	0.07	(0.04)	(0.31)	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.81)	0.56	0.42	0.10	0.39
Less Distributions:
Distributions from net investment income	(0.53)	(0.51)	(0.43)	(0.41)	(0.47)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.11)
TOTAL DISTRIBUTIONS	(0.53)	(0.51)	(0.43)	(0.48)	(0.58)
Net Asset Value, End of Period	$9.95	$11.29	$11.24	$11.25	$11.63
Total Return [3]	(7.55)%	5.14%	3.92%	0.99%	3.32%

Ratios to Average Net Assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	4.78%	4.43%	4.18%	3.62%	3.31%
Expense waiver/reimbursement [4]	0.04%	0.06%	0.04%	0.04%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,177	$77,282	$75,850	$72,996	$64,698
Portfolio turnover	35%	23%	64%	43%	41%

1 Beginning with the year ended December 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2 Per share numbers have been calculated using the average shares method.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense
Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1]
Actual:
Primary Shares	$1,000	$ 922.50	$3.38
Service Shares	$1,000	$ 920.40	$4.59
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.62	$3.56
Service Shares	$1,000	$1,020.36	$4.82

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of expenses. The annualized net expense ratios are as follows:

Primary Shares	0.70%
Service Shares	0.95%

Management's Discussion of Fund Performance (unaudited)

FUND PERFORMANCE AND SUMMARY

The fund's total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was (7.29)% for the Primary Shares and (7.55)% for the Service Shares. By comparison, during the same period, the return of the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI), the fund's benchmark, was (2.76)%. 1 The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCICI.

During the reporting period, the most significant factors affecting the fund's performance relative to the BCICI were: (a) the selection of individual securities; (b) the credit ratings of portfolio securities (which indicates the risk that securities will default); and (c) the selection of securities with different maturities (expressed by a "yield curve" showing the relative yield of similar securities with different maturities). These were the most significant factors affecting the fund's performance during the 12-month reporting period in order of importance.

For purposes of the following, the discussion will focus on the performance of the fund's Primary Shares.

Market Overview

It was a year of extraordinary turmoil in the financial markets. Clearly, there was a considerable degree of leverage throughout the economy, and the de-leveraging will take a while. Sparked by the turmoil in home mortgage lending and a significant rise in oil prices (both symptomatic of the degree of leverage), the economy headed into recession. There was a glimmer of hope in the credit markets toward the end of December that the bottom in stocks had been reached. To be sure, the 3-Month Libor 2 (a measure of the tightness of short-term bank credit) had fallen to 1.42% from a high of 4.82% in early October, and corporate bond spreads had narrowed a tad. The economic statistics should remain fairly dismal for a while as the economy gradually clears itself of the excesses.

Treasury interest rates finished the year down 175 to 320 basis points, more at the shorter maturities. The 5-year Treasury yield stood at 1.55% on December 31, 2008. It was another rough year for credit-related bonds, and Treasuries were a clear winner. Total return of intermediate duration corporate bonds, as represented by the BCICI, lagged Treasuries by 15.04%.

1 Barclays Capital U.S. Intermediate Credit Bond Index is a market-weighted performance benchmark for corporate fixed-rate debt issues with maturities between one and ten years. Investments cannot be made directly in an index.

2 The 3-Month Libor, the London Interbank Offered Rate, is the interest rate offered by a specific group of London banks for U.S. dollar deposits with a three-month maturity.

Security Selection

Detracting significantly from fund performance relative to the BCICI were positions in the Mining and Financial sectors including positions in brokers, finance companies and banks. Some of the worst performers in the Financial sector were positions in Lehman Brothers, Washington Mutual Bank, Barclays Bank PLC, American General Finance, Capmark Financial Group, Inc., Prologis, Textron Financial and Nuveen Investments. In the Mining sector, poor performers included Rio Tinto Finance USA Ltd., Newmont Mining Corp. and Noranda. Louisiana-Pacific Corp. was also a drag on performance. Successful credit selection for the fund included positions in the media and defense industries, and some non-cyclical names. Some issuers that added to performance included Comcast Corp., Time Warner Cable, Inc., News Corp., Raytheon Co., General Mills, Inc., Kraft Foods, Inc. and United Health.

Credit Quality and Sector

At the end of the reporting period, corporate bonds totaled 97.6% of the portfolio. Relative to the BCICI, the fund's overweight to A-rated and BBB-rated credits (i.e., investment-grade bonds of lower credit quality), and consequently an underweight to AAA-rated corporates, detracted significantly from fund performance. Furthermore, investment-grade corporate bonds performed more poorly than other sectors of the overall investment-grade bond market.

Maturity and Yield Curve

Relative to the BCICI, the fund held more securities with intermediate maturities, while relatively avoiding securities with very short maturities and very long maturities (referred to as a "bulleted maturity approach"). As a result, the fund was positioned in the parts of the yield curve where bond prices increased by a relatively large amount compared to the benchmark. This benefited performance significantly. 3

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Primary Shares) (the "Fund") from April 28, 1999 (start of performance) to December 31, 2008, compared to the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(7.29)%
5 Years	1.33%
Start of Performance (4/28/1999)	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The BCICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BCICI consists of dollar-denominated, investment-grade, publicly issued securities with maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Quality Bond Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2008, compared to the Barclays Capital U.S. Intermediate Credit Bond Index (BCICI). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(7.55)%
5 Years	1.06%
Start of Performance (4/30/2002)	2.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment option performance changes over time and current performance may be lower or higher than what is stated. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The BCICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The BCICI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The BCICI consists of dollar-denominated, investment-grade, publicly issued securities with maturity between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund's portfolio composition 1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	97.6%
U.S. Treasury and Agency Securities [2]	0.3%
Foreign Government Debt Securities	0.2%
Mortgage-Backed Securities [3,4]	0.0%
Derivative Contracts [4,5]	0.0%
Cash Equivalents [6]	0.5%
Other Assets and Liabilities--Net [7]	1.4%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of these security types.

2 For purposes of this table, U.S. Treasury and Agency Securities does not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).

3 For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by GSEs and adjustable rate mortgage-backed securities.

4 Represents less than 0.1%.

5 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

6 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

7 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Principal Amount			Value
		CORPORATE BONDS--96.4%
		Basic Industry - Chemicals--2.0%
$1,970,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	$1,735,223
850,000		Du Pont (E.I.) de Nemours & Co., 5.00%, 1/15/2013	860,779
1,060,000		Du Pont (E.I.) de Nemours & Co., 6.00%, 7/15/2018	1,112,074
1,360,000		Praxair, Inc., 4.625%, 3/30/2015	1,290,317
895,000		Rohm & Haas Co., 6.00%, 9/15/2017	832,884
		TOTAL	5,831,277
		Basic Industry - Metals & Mining--3.4%
760,000		ArcelorMittal, 6.125%, 6/1/2018	517,260
930,000		BHP Finance (USA), Inc., 5.00%, 12/15/2010	920,919
3,500,000		Barrick Gold Corp., 4.875%, 11/15/2014	3,160,154
1,810,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	1,040,093
1,435,000		Rio Tinto Finance USA Ltd., 5.875%, 7/15/2013	1,152,582
1,435,000		Rio Tinto Finance USA Ltd., 6.50%, 7/15/2018	1,032,644
1,000,000		Xstrata Canada Corp., 6.00%, 10/15/2015	705,904
1,200,000	[1,2]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	1,098,648
		TOTAL	9,628,204
		Basic Industry - Paper--1.7%
3,610,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	2,781,371
450,000		Westvaco Corp., 7.65%, 3/15/2027	403,416
1,800,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	1,602,850
		TOTAL	4,787,637
		Capital Goods - Aerospace & Defense--1.8%
1,005,000	[1,2]	BAE Systems Holdings, Inc., 4.75%, 8/15/2010	1,005,454
500,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	360,000
660,000		Lockheed Martin Corp., Sr. Note, 4.121%, 3/14/2013	649,367
1,250,000		Raytheon Co., Unsecd. Note, 5.375%, 4/1/2013	1,260,625
1,800,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	1,831,088
		TOTAL	5,106,534
		Capital Goods - Building Materials--0.4%
1,290,000		RPM International, Inc., 6.50%, 2/15/2018	1,170,631
		Capital Goods - Diversified Manufacturing--4.5%
1,530,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,430,550
1,125,000		Dover Corp., Note, 5.45%, 3/15/2018	1,167,365
1,045,000		Harsco Corp., 5.75%, 5/15/2018	1,065,107
1,350,000		Hubbell, Inc., 5.95%, 6/1/2018	1,337,362
2,300,000	[1,2]	Hutchison Whampoa Ltd., 6.50%, 2/13/2013	2,268,790
860,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	816,429
1,240,000		Roper Industries, Inc., 6.625%, 8/15/2013	1,244,738
480,000		Textron Financial Corp., 5.40%, 4/28/2013	347,913
1,910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 2/15/2067	396,010
1,275,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	1,279,016
1,930,000		Tyco Electronics Group SA, 5.95%, 1/15/2014	1,633,056
		TOTAL	12,986,336
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Media & Cable--3.1%
$6,500,000		Comcast Corp., 7.125%, 6/15/2013	$6,161,156
1,450,000		Cox Communications, Inc., 7.125%, 10/1/2012	1,388,787
1,450,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 5/1/2017	1,318,071
		TOTAL	8,868,014
		Communications - Media Noncable--0.6%
550,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	554,670
1,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	1,082,235
		TOTAL	1,636,905
		Communications - Telecom Wireless--2.8%
1,800,000		AT&T Wireless Services, Inc., 8.75%, 3/1/2031	2,210,922
2,000,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	2,108,699
1,590,000		America Movil S.A.B. de C.V., Note, 5.75%, 1/15/2015	1,468,266
470,000		Vodafone Group PLC, 5.35%, 2/27/2012	465,965
1,740,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	1,678,634
		TOTAL	7,932,486
		Communications - Telecom Wirelines--2.3%
280,000		AT&T, Inc., 6.70%, 11/15/2013	299,544
685,000		Embarq Corp., 6.738%, 6/1/2013	579,351
3,000,000	[1,2]	KT Corp., Note, 5.875%, 6/24/2014	2,653,771
540,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	603,594
860,000		Telefonica SA, Sr. Note, 5.855%, 2/4/2013	813,883
1,600,000		Verizon Communications, Inc., 6.10%, 4/15/2018	1,591,102
		TOTAL	6,541,245
		Consumer Cyclical - Automotive--2.3%
1,910,000	[1,2]	American Honda Finance Corp., 4.625%, 4/2/2013	1,809,129
750,000		DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	601,425
1,000,000		Johnson Controls, Inc., Sr. Note, 5.25%, 1/15/2011	904,050
2,840,000	[1,2]	Nissan Motor Acceptance Corp., 4.625%, 3/8/2010	2,780,294
540,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	517,039
		TOTAL	6,611,937
		Consumer Cyclical - Entertainment--1.2%
250,000		International Speedway Corp., 4.20%, 4/15/2009	247,260
1,250,000		International Speedway Corp., 5.40%, 4/15/2014	1,077,201
1,510,000		Time Warner, Inc., 5.50%, 11/15/2011	1,408,468
740,000		Walt Disney Co., Note, 5.70%, 7/15/2011	781,086
		TOTAL	3,514,015
		Consumer Cyclical - Lodging--0.1%
930,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	375,323
		Consumer Cyclical - Retailers--1.7%
1,150,000	[1,2]	Best Buy Co., Inc., 6.75%, 7/15/2013	1,074,622
1,813,004	[1,2]	CVS Caremark Corp., Pass Thru Cert., 5.298%, 1/11/2027	1,402,468
1,795,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 6/1/2017	1,696,143
280,000		Costco Wholesale Corp., 5.30%, 3/15/2012	294,183
530,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.75%, 2/15/2018	352,373
		TOTAL	4,819,789
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Services--0.1%
$250,000		Boston University, 7.625%, 7/15/2097	$349,778
		Consumer Non-Cyclical Food/Beverage--1.4%
1,140,000		General Mills, Inc., Note, 5.70%, 2/15/2017	1,137,313
645,000		Kellogg Co., 4.25%, 3/6/2013	644,801
800,000		Kellogg Co., Sr. Unsub., 5.125%, 12/3/2012	817,837
1,430,000		Kraft Foods, Inc., Note, 6.25%, 6/1/2012	1,471,740
		TOTAL	4,071,691
		Consumer Non-Cyclical Health Care--0.8%
1,085,000		Covidien International Finance SA, 6.55%, 10/15/2037	1,071,555
1,310,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	1,143,676
		TOTAL	2,215,231
		Consumer Non-Cyclical Products--0.9%
1,350,000		Philips Electronics NV, 4.625%, 3/11/2013	1,282,463
1,610,000		Whirlpool Corp., 5.50%, 3/1/2013	1,287,303
		TOTAL	2,569,766
		Consumer Non-Cyclical Supermarkets--0.6%
610,000		Kroger Co., Bond, 6.90%, 4/15/2038	641,272
1,040,000		Sysco Corp., Sr. Unsecd. Note, 4.20%, 2/12/2013	1,046,331
		TOTAL	1,687,603
		Consumer Non-Cyclical Tobacco--0.5%
1,500,000		Philip Morris International, Inc., 5.65%, 5/16/2018	1,497,758
		Energy - Independent--2.8%
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	504,228
2,680,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	2,302,303
2,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	2,631,250
653,400	[1,2]	Ras Laffan Liquified Natural Gas, 3.437%, 9/15/2009	633,965
840,127	[1,2]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	642,697
260,000		XTO Energy, Inc., 6.375%, 6/15/2038	223,346
405,000		XTO Energy, Inc., 6.75%, 8/1/2037	381,064
595,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 8/1/2017	572,778
		TOTAL	7,891,631
		Energy - Integrated--3.0%
4,220,000		ConocoPhillips Australia Funding Co., 5.50%, 4/15/2013	4,295,467
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,200,837
1,000,000		Petro-Canada, Note, 5.00%, 11/15/2014	835,161
1,361,220	[1,2]	Qatar Petroleum, 5.579%, 5/30/2011	1,271,220
1,000,000	[1,2]	StatoilHydro ASA, 5.125%, 4/30/2014	1,046,476
		TOTAL	8,649,161
		Energy - Oil Field Services--0.4%
1,480,000		Weatherford International Ltd., 6.00%, 3/15/2018	1,249,890
		Energy - Refining--0.4%
1,460,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	1,271,901
		Financial Institution - Banking--16.7%
1,600,000		Astoria Financial Corp., Note, 5.75%, 10/15/2012	1,326,083
5,000,000		Bank of America Corp., Sr. Note, 5.375%, 6/15/2014	4,996,534
3,000,000	[1,2]	Barclays Bank PLC, 5.926%, 12/31/2049	1,238,469
5,500,000		Citigroup, Inc., Note, 5.125%, 2/14/2011	5,404,213
2,290,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 3/5/2038	2,650,591
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$1,974,000		Colonial BancGroup, Inc., Note, 6.375%, 12/1/2015	$1,318,054
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,589,729
4,300,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	4,172,762
2,100,000		J.P. Morgan Chase & Co., Sub. Note, 6.75%, 2/1/2011	2,166,869
2,440,000		Manufacturers & Traders Trust Co., Sub. Note, 5.629%, 12/1/2021	1,715,326
3,550,000		Marshall & Ilsley Bank, Milwaukee, Sr. Note, 4.40%, 3/15/2010	3,376,724
1,150,000		Northern Trust Corp., Sr. Note, 5.30%, 8/29/2011	1,149,683
410,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	395,662
1,740,000		Popular North America, Inc., 5.65%, 4/15/2009	1,724,853
3,620,000		Sovereign Bancorp, Inc., Sr. Note, 4.80%, 9/1/2010	3,281,023
1,160,000		State Street Bank and Trust Co., Sub. Note, 5.30%, 1/15/2016	1,151,370
2,500,000		Wachovia Bank N.A., 4.80%, 11/1/2014	2,312,675
1,320,000		Wachovia Corp., 5.75%, 2/1/2018	1,333,965
1,775,000		Wells Fargo Bank, N.A., Sub. Note, 6.45%, 2/1/2011	1,852,674
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	2,154,676
2,310,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	1,729,944
		TOTAL	48,041,879
		Financial Institution - Brokerage--10.4%
2,030,000		Bear Stearns Cos., Inc., Sr. Unsecd. Note, 5.70%, 11/15/2014	1,999,074
4,480,000		Blackrock, Inc., 6.25%, 9/15/2017	4,240,684
835,000		Eaton Vance Corp., 6.50%, 10/2/2017	741,073
1,750,000	[1,2]	FMR Corp., 4.75%, 3/1/2013	1,589,509
3,000,000	[1,2]	FMR Corp., Bond, 7.57%, 6/15/2029	2,904,645
3,500,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	3,465,479
1,500,000		Goldman Sachs Group, Inc., Note, Series MTNB, 7.35%, 10/1/2009	1,508,703
4,530,000		Invesco Ltd., Note, 4.50%, 12/15/2009	4,253,674
750,000		Invesco Ltd., Sr. Unsecd. Note, 5.625%, 4/17/2012	757,252
680,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 6/15/2012	544,883
800,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	597,169
2,290,000	[3]	Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	229,000
3,000,000		Merrill Lynch & Co., Inc., Sr. Unsub., 6.00%, 2/17/2009	3,013,468
1,000,000		Morgan Stanley, Note, 4.00%, 1/15/2010	982,269
825,000		Morgan Stanley, Sr. Unsecd. Note, 5.95%, 12/28/2017	704,570
2,010,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 4/1/2018	1,814,677
690,000		Nuveen Investments, 5.00%, 9/15/2010	377,775
690,000		Nuveen Investments, 5.50%, 9/15/2015	107,812
		TOTAL	29,831,716
		Financial Institution - Finance Noncaptive--4.7%
1,300,000		American Express Co., 4.75%, 6/17/2009	1,292,556
1,130,000		American Express Credit Corp., 5.875%, 5/2/2013	1,104,244
2,000,000		American General Finance Corp., 4.00%, 3/15/2011	962,500
2,470,000		Capital One Capital IV, 6.745%, 2/17/2037	1,129,368
1,720,000		Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.30%, 5/10/2017	473,597
2,680,000		General Electric Capital Corp., 5.625%, 5/1/2018	2,707,766
4,400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	2,544,384
1,100,000	[1,2]	ILFC E-Capital Trust I, 5.90%, 12/21/2065	464,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Finance Noncaptive--continued
$2,275,000		International Lease Finance Corp., 4.875%, 9/1/2010	$1,822,844
680,000		International Lease Finance Corp., 6.625%, 11/15/2013	461,992
1,000,000	[1,2]	Lukoil International Finance BV, 6.356%, 6/7/2017	630,000
		TOTAL	13,594,001
		Financial Institution - Insurance - Health--2.4%
555,000		Aetna US Healthcare, 5.75%, 6/15/2011	549,386
3,500,000		Anthem, Inc., 6.80%, 8/1/2012	3,455,466
1,120,000		CIGNA Corp., 6.35%, 3/15/2018	973,694
2,055,000		UnitedHealth Group, Inc., Bond, 6.00%, 2/15/2018	1,902,164
		TOTAL	6,880,710
		Financial Institution - Insurance - Life--0.9%
570,000	[1,2]	Pacific Life Global Funding, Note, 5.15%, 4/15/2013	543,575
1,260,000		Prudential Financial, Inc., 5.15%, 1/15/2013	1,047,125
850,000		Prudential Financial, Inc., 6.625%, 12/1/2037	606,047
250,000	[1,2]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	275,132
		TOTAL	2,471,879
		Financial Institution - Insurance - P&C--3.6%
1,300,000		ACE INA Holdings, Inc., 5.60%, 5/15/2015	1,199,192
1,380,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 2/15/2017	1,260,127
330,000		CNA Financial Corp., 6.50%, 8/15/2016	234,012
850,000		CNA Financial Corp., Note, 6.00%, 8/15/2011	703,451
400,000		Chubb Corp., Sr. Note, 5.75%, 5/15/2018	394,887
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	981,390
2,200,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	1,423,607
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	112,500
1,320,000	[1,2]	TIAA Global Markets, Inc., 4.95%, 7/15/2013	1,308,960
705,000		The Travelers Cos., Inc., Bond, 6.25%, 3/15/2067	447,336
370,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	353,783
3,690,000	[1,2]	ZFS Finance USA Trust I, Jr. Sub. Note, 6.15%, 12/15/2065	2,047,950
		TOTAL	10,467,195
		Financial Institution - REITs--1.6%
640,000		AMB Property LP, 6.30%, 6/1/2013	399,380
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	502,971
850,000		Liberty Property LP, 6.625%, 10/1/2017	563,291
1,570,000		Prologis, Note, 5.25%, 11/15/2010	1,025,566
250,000		Prologis, Sr. Note, 5.50%, 4/1/2012	150,723
2,470,000		Simon Property Group, Inc., 6.35%, 8/28/2012	1,929,623
110,000		Simon Property Group, Inc., Note, 5.60%, 9/1/2011	92,209
		TOTAL	4,663,763
		Municipal Services--0.7%
895,000	[1,2]	Army Hawaii Family Housing, 5.524%, 6/15/2050	616,136
1,850,000	[1,2]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/1/2050	1,290,504
		TOTAL	1,906,640
Principal Amount			Value
		CORPORATE BONDS--continued
		Sovereign--0.5%
$1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	$1,487,357
		Technology--4.5%
700,000		BMC Software, Inc., 7.25%, 6/1/2018	658,039
610,000		Cisco Systems, Inc., Note, 5.25%, 2/22/2011	634,545
765,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	668,926
1,760,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 3/15/2011	1,724,337
670,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	576,464
3,400,000		Harris Corp., 5.95%, 12/1/2017	2,936,527
880,000		Hewlett-Packard Co., 6.125%, 3/1/2014	948,898
875,000		Hewlett-Packard Co., Note, 5.40%, 3/1/2017	892,984
1,840,000		IBM Corp., Sr. Note, 5.70%, 9/14/2017	1,957,493
1,060,000		Intuit, Inc., Sr. Note, 5.40%, 3/15/2012	973,944
1,230,000		KLA-Tencor Corp., 6.90%, 5/1/2018	941,235
		TOTAL	12,913,392
		Transportation - Airlines--0.5%
1,484,000		Southwest Airlines Co., 6.50%, 3/1/2012	1,399,485
		Transportation - Railroads--0.9%
2,020,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	1,927,097
173,433		Burlington Northern Santa Fe Corp., Pass Thru Cert., 7.57%, 1/2/2021	187,084
460,000		Norfolk Southern Corp., Note, 6.75%, 2/15/2011	467,970
		TOTAL	2,582,151
		Transportation - Services--0.8%
1,695,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	994,451
1,300,000		Ryder System, Inc., 5.95%, 5/2/2011	1,167,874
		TOTAL	2,162,325
		Utility - Electric--7.3%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,400,061
930,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	721,458
2,130,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 3/15/2018	1,922,260
910,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 9/15/2016	893,676
940,000		Exelon Generation Co. LLC, 6.95%, 6/15/2011	933,575
620,000		FPL Group Capital, Inc., 7.875%, 12/15/2015	678,504
2,191,383	[1,2]	Great River Energy, 1st Mtg. Note, 5.829%, 7/1/2017	1,881,101
2,650,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	2,416,499
800,000		National Rural Utilities Cooperative Finance Corp., 5.45%, 2/1/2018	711,554
1,440,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.50%, 7/1/2013	1,363,035
635,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 3/1/2018	642,753
1,110,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	782,489
2,000,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	1,997,437
1,390,000		PSI Energy, Inc., Bond, 6.05%, 6/15/2016	1,323,050
1,160,000		Pacific Gas & Electric Co., Unsecd. Note, 4.20%, 3/1/2011	1,140,825
1,570,000		Union Electric Co., 6.00%, 4/1/2018	1,412,829
860,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	841,885
		TOTAL	21,062,991
Principal Amount			Value
		CORPORATE BONDS--continued
		Utility - Natural Gas Pipelines--2.1%
$990,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	$919,958
1,865,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	1,812,568
1,850,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	1,548,877
2,750,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	1,885,881
		TOTAL	6,167,284
		TOTAL CORPORATE BONDS (IDENTIFIED COST $316,515,244)	276,897,511
		CORPORATE NOTE--1.2%
		Communications - Telecom Wirelines--1.2%
3,885,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010 (IDENTIFIED COST $3,878,574)	3,561,897
		GOVERNMENTS/AGENCIES--0.2%
		Sovereign--0.2%
500,000		Sweden, Government of, 10.25%, 11/1/2015 (IDENTIFIED COST $557,188)	576,150
		MORTGAGE-BACKED SECURITIES--0.0%
		Federal Home Loan Mortgage Corporation--0.0%
4,456		Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	4,733
4,815		Federal Home Loan Mortgage Corp., Pool E80411, 6.50%, 4/1/2015	5,016
		TOTAL	9,749
		Government National Mortgage Association--0.0%
2,366		Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	2,580
6,871		Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	7,463
		TOTAL	10,043
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $18,444)	19,792
		U.S. TREASURY--0.3%
		Treasury Securities--0.3%
500,000	[4,5]	United States Treasury Bill, 1.89%, 1/22/2009	499,998
500,000	[4,5]	United States Treasury Bill, 1.02%, 4/16/2009	499,895
		TOTAL U.S. TREASURY (IDENTIFIED COST $997,961)	999,893
		REPURCHASE AGREEMENT--0.5%
1,363,000		Interest in $5,795,000,000 joint repurchase agreement 0.06%, dated 12/31/2008 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $5,795,019,317 on 1/2/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2039 and the market value of those underlying securities was $5,910,919,704. (AT COST)	1,363,000
		TOTAL INVESTMENTS--98.6% (IDENTIFIED COST $323,330,411) [6]	283,418,243
		OTHER ASSETS AND LIABILITIES--NET--1.4% [7]	3,961,931
		TOTAL NET ASSETS--100%	$287,380,174

At December 31, 2008, the Fund had the following outstanding futures contracts:

Description		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[8]	U.S. Treasury Notes 10-Year Long Futures	50	$ 6,287,500	March 2009	$ 399,111
[8]	U.S. Treasury Bonds 30-Year Long Futures	25	$ 3,451,172	March 2009	$ 113,589
[8]	U.S. Treasury Notes 2-Year Short Futures	400	$87,225,000	March 2009	$(552,178)
	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$ (39,478)

Net Unrealized Depreciation on Futures Contracts is included in "Other Assets and Liabilities - Net."

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $35,809,372, which represented 12.5% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the "Trustees"). At December 31, 2008, these liquid restricted securities amounted to $35,809,372, which represented 12.5% of total net assets.

3 Issuer in default.

4 Discount rate at time of purchase.

5 All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

6 The cost of investments for federal tax purposes amount to $323,346,178.

7 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

8 Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices and Investments in Mutual Funds	$ --	$(39,478)
Level 2--Other Significant Observable Inputs	283,418,243	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$283,418,243	$(39,478)

* Other financial instruments include futures contracts.

The following acronym is used throughout this portfolio:

REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value (identified cost $323,330,411)		$283,418,243
Cash		756
Income receivable		4,484,043
Receivable for shares sold		41,186
TOTAL ASSETS		287,944,228
Liabilities:
Payable for shares redeemed	$323,186
Payable for auditing fees	20,500
Payable for Directors'/Trustees' fees	270
Payable for portfolio accounting fees	16,887
Payable for distribution services fee (Note 5)	12,408
Payable for printing and postage	27,287
Payable for daily variation margin	149,219
Accrued expenses	14,297
TOTAL LIABILITIES		564,054
Net assets for 28,776,547 shares outstanding		$287,380,174
Net Assets Consist of:
Paid-in capital		$316,036,272
Net unrealized depreciation of investments and futures contracts		(39,951,646)
Accumulated net realized loss on investments and futures contracts		(7,692,508)
Undistributed net investment income		18,988,056
TOTAL NET ASSETS		$287,380,174
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$224,203,482 ÷ 22,427,932 shares outstanding, no par value, unlimited shares authorized		$10.00
Service Shares:
$63,176,692 ÷ 6,348,615 shares outstanding, no par value, unlimited shares authorized		$9.95

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest (including income on securities loaned of $2,444)			$21,812,161
Expenses:
Investment adviser fee (Note 5)		$2,293,978
Administrative personnel and services fee (Note 5)		298,715
Custodian fees		18,233
Transfer and dividend disbursing agent fees and expenses		28,214
Directors'/Trustees' fees		3,903
Auditing fees		21,500
Legal fees		14,578
Portfolio accounting fees		107,961
Distribution services fee--Service Shares (Note 5)		186,584
Printing and postage		51,666
Insurance premiums		3,738
Miscellaneous		4,789
TOTAL EXPENSES		3,033,859
Waivers (Note 5):
Waiver of investment adviser fee	$(144,584)
Waiver of administrative personnel and services fee	(7,651)
Waiver of distribution services fee--Service Shares	(1,080)
TOTAL WAIVERS		(153,315)
Net expenses			2,880,544
Net investment income			18,931,617
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(7,908,891)
Net realized gain on futures contracts			3,775,603
Net change in unrealized depreciation of investments			(39,600,267)
Net change in unrealized appreciation of futures contracts			(380,941)
Net realized and unrealized loss on investments and futures contracts			(44,114,496)
Change in net assets resulting from operations			$(25,182,879)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,931,617	$21,220,937
Net realized gain (loss) on investments and futures contracts	(4,133,288)	720,058
Net change in unrealized appreciation/depreciation of investments and futures contracts	(39,981,208)	1,492,759
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(25,182,879)	23,433,754
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(17,574,752)	(18,813,249)
Service Shares	(3,647,819)	(3,381,367)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,222,571)	(22,194,616)
Share Transactions:
Proceeds from sale of shares	42,703,884	60,977,549
Net asset value of shares issued to shareholders in payment of distributions declared	21,222,571	22,194,616
Cost of shares redeemed	(172,754,648)	(108,115,115)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(108,828,193)	(24,942,950)
Change in net assets	(155,233,643)	(23,703,812)
Net Assets:
Beginning of period	442,613,817	466,317,629
End of period (including undistributed net investment income of $18,988,056 and $21,218,618, respectively)	$287,380,174	$442,613,817

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of 12 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2008, the Fund had a net realized gain on futures contracts of $3,775,603.

Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2008, the Fund had no outstanding securities on loan.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended December 31	2008		2007
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,012,529	$33,397,591	4,542,142	$50,737,471
Shares issued to shareholders in payment of distributions declared	1,621,287	17,574,752	1,716,537	18,813,249
Shares redeemed	(14,416,969)	(155,086,796)	(8,653,282)	(95,816,063)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(9,783,153)	$(104,114,453)	(2,394,603)	$(26,265,343)

Year Ended December 31	2008		2007
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	837,868	$9,306,293	926,630	$10,240,078
Shares issued to shareholders in payment of distributions declared	337,449	3,647,819	309,366	3,381,367
Shares redeemed	(1,670,765)	(17,667,852)	(1,114,290)	(12,299,052)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(495,448)	$(4,713,740)	121,706	$1,322,393
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(10,278,601)	$(108,828,193)	(2,272,897)	$(24,942,950)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for defaulted securities.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$60,392	$(60,392)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$21,222,571	$22,194,616

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$18,988,056
Net unrealized depreciation	$(39,927,935)
Capital loss carryforwards	$(7,716,219)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities.

At December 31, 2008, the cost of investments for federal tax purposes was $323,346,178. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $39,927,935. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,194,783 and net unrealized depreciation from investments for those securities having an excess of cost over value of $42,122,718.

At December 31, 2008, the Fund had a capital loss carryforward of $7,716,219 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2014	$3,157,365
2016	$4,558,854

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the Adviser voluntarily waived $144,584 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $7,651 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, FSC voluntarily waived $1,080 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2008, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2008, the Fund's Primary Shares did not incur a distribution services fee; however it may begin to incur the fee upon approval of the Trustees.

SHAREHOLDER SERVICES FEE

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended December 31, 2008, the Fund's Primary Shares and Service Shares did not incur a shareholder services fee.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$76,717,297
Sales	$180,538,952

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND
THE SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Quality Bond Fund II (the "Fund"), a portfolio of Federated Insurance Series, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to January 1, 2006, were audited by other independent registered public accountants whose report thereon dated February 15, 2006, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Quality Bond Fund II as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
February 13, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised 12 portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children's Hospital of Pittsburgh Foundation; Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: September 1993	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: September 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

John B. Fisher Birth Date: May 16, 1956 PRESIDENT Began serving: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex; Director, Federated Investors Trust Company.

Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract - May 2008

FEDERATED QUALITY BOND FUND II (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Quality Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $294,250

Fiscal year ended 2007 - $281,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,479 and $0 respectively.  Fiscal year ended 2008- Discussions on accounting related to REMICs.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $144,137

Fiscal year ended 2007 - $57,837

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Insurance Series

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ John B. Fisher
John B. Fisher, Principal Executive Officer
Date	February 13, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	February 13, 2009